                                  ZENITH LIFE
                                ZENITH LIFE ONE
                                ZENITH LIFE PLUS
                            ZENITH LIFE EXECUTIVE 65
                            ZENITH SURVIVORSHIP LIFE
                              ZENITH FLEXIBLE LIFE

                       Supplement dated November 13, 1995
                        to Prospectus dated May 1, 1995

  New England Variable Life Insurance Company (the "Company") is a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). The New England and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995. If the merger is consummated, the Company will become a direct or indirect wholly-owned subsidiary of MetLife. The Company is not expected to be affected by the merger except to the extent that assets of The New England may be transferred to the Company in connection with consummation of the merger.

                              ZENITH FLEXIBLE LIFE

  Under "Toll-Free Numbers" on page A-44, the correct toll-free number for sub-account transfers or premium reallocations is 1-800-200-2214.

                            NEW ENGLAND ZENITH FUND

                     Supplement dated November 13, 1995 to
                          Prospectus dated May 1, 1995

BACK BAY ADVISORS MONEY MARKET SERIES     WESTPEAK VALUE GROWTH SERIES
BACK BAY ADVISORS BOND INCOME SERIES      WESTPEAK STOCK INDEX SERIES
BACK BAY ADVISORS MANAGED SERIES          DRAYCOTT INTERNATIONAL EQUITY SERIES
LOOMIS SAYLES AVANTI GROWTH SERIES        ALGER EQUITY GROWTH SERIES
LOOMIS SAYLES SMALL CAP SERIES            VENTURE VALUE SERIES
LOOMIS SAYLES BALANCED SERIES             CAPITAL GROWTH SERIES

  New England Mutual Life Insurance Company ("The New England") and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995.

  TNE Advisers, Inc. ("TNE Advisers"), investment adviser to each Series of New England Zenith Fund (the "Fund") except the Capital Growth Series, is a wholly-owned subsidiary of The New England. The New England owns the sole general partner of New England Investment Companies, L.P. ("NEIC") and a majority of the limited partnership interest in NEIC. NEIC is the owner of a majority limited partnership interest in the Capital Growth Series' investment adviser, Capital Growth Management Limited Partnership. Also, the subadvisers of nine Series of the Fund are currently wholly-owned subsidiaries of NEIC. These subadvisers are Back Bay Advisors, L.P., Loomis Sayles & Company, L.P., Westpeak Investment Advisors, L.P. and Draycott Partners, Ltd. The subadvisers of the remaining two Series offered through this prospectus are not affiliated with The New England or NEIC.

VL-101-95

  The merger of The New England into MetLife is being treated, for purposes of the Investment Company Act of 1940 (the "Act"), as an "assignment" of the existing advisory agreements for each Series and of the subadvisory agreements of the nine Series that have NEIC subsidiaries as subadvisers. Under the Act, such an "assignment" will result in an automatic termination of these agreements. The subadvisory agreements for the other two Series terminate automatically, by their terms, upon any termination of TNE Advisers' advisory agreement with the Fund. Thus, those subadvisory agreements will also terminate at the time of the merger.

  Prior to the merger, shareholders of the Series will be asked to approve new investment advisory and subadvisory agreements, intended to take effect at the time of the merger. The new agreements are expected to be substantially identical to the existing agreements. Prior to the shareholder vote regarding the new agreements, a proxy statement describing them in more detail will be sent to those Policy Owners who are entitled to give instructions as to how shares of the Series should be voted.

                               ----------------

DRAYCOTT INTERNATIONAL EQUITY SERIES

  Draycott Partners, Ltd. ("Draycott") serves as subadviser to the Draycott International Equity Series (the "Series"). Draycott's parent, NEIC, has agreed to sell Draycott to Cursitor Holdings Ltd. U.K. ("Cursitor"). The sale is expected to occur in late December, 1995. Under the Act, the sale will constitute a change in control of Draycott, which will terminate the current subadvisory agreement between Draycott and TNE Advisers. Cursitor, headquartered at 66 Buckingham Gate, London SW1E 6AU, England, is an investment advisory holding company that had approximately $9.4 billion under management at September 30, 1995.

  Subsequent to the acquisition of Draycott by Cursitor, Cursitor itself is expected to be acquired by Alliance Capital Management, L.P. ("Alliance"). This transaction would result in Draycott becoming a wholly-owned subsidiary of a new entity, Cursitor Alliance LLC, in which Alliance would own a 93% interest. Alliance Capital Management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. If consummated, the transaction would constitute a further change in control of Draycott, which would again terminate the subadvisory agreement between Draycott and TNE Advisers.

  No changes in the Series' investment objective or policies, or in the portfolio management personnel responsible for the Series' day-to-day investment management, are contemplated in connection with either transaction. Before either transaction is effected, shareholders of the Series will be asked to approve new subadvisory agreements intended to take effect in the event the transactions are consummated. The new subadvisory agreements are expected to be identical in substance to the existing subadvisory agreement. Prior to the shareholder vote regarding the new subadvisory agreements, a proxy statement describing them in more detail will be sent to those Contract Owners who are entitled to give instructions as to how shares of the Series should be voted.

                               ----------------

ALGER EQUITY GROWTH SERIES

  The trustees of the Fund have approved a new investment advisory agreement between the Fund and TNE Advisers and a new subadvisory agreement between TNE Advisers and Fred Alger Management, Inc. ("Alger"), both relating to the Alger Equity Growth Series (the "Series") of the Fund. The new advisory and subadvisory agreements would increase the fee rates payable by the Series to TNE Advisers and payable by TNE Advisers to Alger, effective May 1, 1996. The annual rate of the fee payable by the Series to TNE Advisers under the new advisory agreement would be 0.75% of the Series' average daily net assets, as compared to the current fee rate of 0.70%. The annual rate of the fee payable by TNE Advisers to Alger under the new subadvisory agreement would be 0.45% of the first $100,000,000 of the Series' average daily net assets, 0.40% of the next $400,000,000 of such assets and 0.35% of such assets in excess of $500,000,000. A meeting of the Series' shareholders will be held for the purpose of voting to approve or disapprove the new agreements. The new agreements will not take effect unless they are approved by vote of the Series' shareholders at the meeting. A proxy statement describing the new agreements in more detail will be sent in advance of the meeting to those Policy Owners who are entitled to give instructions as to how shares of the Series should be voted at the meeting.

  Effective January 1, 1996, TNE Advisers will modify the expense deferral arrangement that currently applies to the Series by raising the expense limit from 0.85% to 0.90% of the Series' net assets. Pursuant to the expense deferral arrangement, TNE Advisers defers those operating expenses (other than brokerage costs, interest, taxes and extraordinary expenses) in excess of the expense limit until a subsequent year, if any, when total expenses are less than the limit. (See "Expense Deferral Arrangement" under the section of the prospectus entitled "Management.")

                               ----------------

LOOMIS SAYLES SMALL CAP SERIES

  The following information reflects changes in the investment management and policies of the Loomis Sayles Small Cap Series (the "Series"):

  Jeffrey C. Petherick, Vice President of Loomis, Sayles & Company, L.P. ("Loomis Sayles") and New England Zenith Fund, and Mary Champagne, Vice President of Loomis Sayles, have day-to-day management responsibility for the Series. Mr. Petherick has co-managed the Series since its inception. Mr. Petherick was an investment manager at Masco Corporation prior to joining Loomis Sayles in 1990. Ms. Champagne has co-managed the Series since July 1995. Prior to joining Loomis Sayles in 1993, Ms. Champagne served as a portfolio manager at NBD Bank for 10 years.

  Loomis Sayles manages the Series by investing primarily in stocks of small cap companies with good earnings growth potential that Loomis Sayles believes are undervalued by the market. Loomis Sayles seeks to build a core small cap portfolio of solid growth companies' stock with a smaller emphasis on special situations and turnarounds (companies that have experienced significant business problems but which Loomis Sayles believes have favorable prospects for recovery), as well as unrecognized stocks.

                               ----------------

VENTURE VALUE SERIES

  Selected/Venture Advisers, L.P., sub-adviser to the Venture Value Series (the "Series"), changed its name to Davis Selected Advisers, L.P. ("Davis Selected") on October 1, 1995. Venture Advisers, Inc. is the sole general partner of Davis Selected, which, in turn, is controlled by Shelby M. C. Davis.

  Shelby M. C. Davis, a director of Venture Advisers, Inc. since 1968, was primarily responsible for the day-to-day management of the Series from its inception through September, 1995. Since October 1995, Mr. Davis and Christopher C. Davis have co-managed the Series. Christopher C. Davis is a Portfolio Manager at Davis Selected and a director of Venture Advisers, Inc. and has been employed by Davis Selected since 1989.

                                  ZENITH LIFE

                       Variable Life Insurance Policies
                                  Issued by
                 New England Variable Life Insurance Company
                      Supplement dated February 1, 1989
                                      to
                         Prospectus dated May 1, 1988

                               THE FIXED ACCOUNT

  NEVLICO anticipates making available a Fixed Account option under the Policies prior to May 1, 1989. Once the Fixed Account is available, it will be offered in a state when that state's insurance department has approved the Fixed Account policy provision. The Fixed Account policy provision may not be approved by every state insurance department and thus may not be available in every state, but NEVLICO intends to seek its approval in all states.

  The Policy Owner may allocate net premiums and may transfer cash value to the Fixed Account, which is part of NEVLICO'S general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and NEVLICO has been advised that the staff of the Securities and Exchange Commission does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

  NEVLICO's general account consists of all assets owned by NEVLICO other than those in the Variable Account and any other separate accounts which NEVLICO may establish. NEVLICO has sole discretion over the investment of assets in the general account, including those in the Fixed Account. Policy Owners do not share in the actual investment experience of the assets in the Fixed Account. Instead, NEVLICO guarantees that cash value in the Fixed Account will accrue interest at an effective annual net rate of at least 4%. NEVLICO is not obligated to credit interest at a rate higher than 4%, although in its sole discretion it may do so. Cash value in the Fixed Account will earn interest daily at an effective annual rate that NEVLICO declares periodically.

  NEVLICO's current method of crediting interest is as follows, although NEVLICO may modify this method in the future. All cash value of a Policy in the Fixed Account on a policy anniversary will earn interest at the declared annual rate in effect on the anniversary. The cash value will earn interest at this rate until the next policy anniversary, when it will be credited with the current rate declared by NEVLICO. Any net premiums allocated or any portion of the cash value transferred to the Fixed Account on a date other than a policy anniversary will earn interest at NEVLICO's most recently declared rate until the next policy anniversary.

VALUES AND BENEFITS

  The Policy's cash value in the Fixed Account will reflect the amount and frequency of net premiums allocated to the Fixed Account, the amount of net interest credited to the cash value in the Fixed Account, any loans made against the Fixed Account cash value, any charges deducted from cash value in the Fixed Account, any transfers to or from the Variable Account and any partial surrenders from the Fixed Account cash value. Cost of insurance charges will be deducted from the Policy's cash value in the Fixed Account and in the Policy's sub-accounts in proportion to the amount of the Policy's cash value in each. (See "Cost of Insurance Charges" in the prospectus.) A Policy's total cash value will include its cash value in the Variable Account, its cash value in the Fixed Account, and any of its cash value held in NEVLICO's general account (but outside the Fixed Account) as a result of a policy loan.

  The Policy's Variable Death Benefit will depend on the net investment experience of the Policy's sub-accounts and on the amount of interest credited to the Policy's cash value in the Fixed Account. For the Policy of a male insured in a standard risk classification, the Variable Death Benefit will increase if the Policy's actual investment return (equal to the sum of the net investment experience of the Policy's sub-accounts and the amount of interest credited to the Policy's cash value in the Fixed Account) is greater than the monthly equivalent of a 4% annual net rate of return. (See "Net Investment Experience" and "Variable Death Benefit" in the prospectus.)

POLICY TRANSACTIONS

  NEVLICO reserves the right to restrict allocations to the Fixed Account. Otherwise, allocations of net premiums to the Fixed Account are subject to the same percentage requirements as are allocations to the Variable Account. (See "Investment Option" in the prospectus.)

  Except as described below, amounts in the Fixed Account are subject to the same rights and limitations as are amounts in the Variable Account with respect to transfers, loans and surrenders. (See "Cash Value of the Policy", "Loan Provision" and "Transfer Option" in the prospectus.) The following special rules apply to transactions involving amounts in the FIxed Account.

  Transfers of amounts from the Fixed Account to the Variable Account will be allowed only once in each policy year. A transfer of cash value from the Fixed Account will be effected only if NEVLICO receives the transfer request no more than 30 days before the Policy anniversary, and the transfer will be effected as of the date the transfer request is received at NEVLICO's Principal Administrative Office. The amount of cash value which may be transferred from the Fixed Account is limited to the greater of 15% of the Policy's cash value in the Fixed Account or the amount of cash value transferred from the Fixed Account in the preceding policy year. Regardless of these limits, if a transfer of cash value from the Fixed Account would reduce the remaining cash value in the Fixed Account below $100, the Policy Owner may elect to transfer the entire amount of cash value from the Fixed Account. The total number of transfers among sub-accounts and from the sub-accounts to the Fixed Account may not exceed four in one policy year without NEVLICO's consent. Transfers out of the Fixed Account will not be counted against this limit. NEVLICO reserves the right to restrict transfers of cash value into the Fixed Account.

  Unless the Policy Owner requests otherwise, a policy loan will reduce the Policy's cash value in the sub-accounts and not the cash value allocated to the Fixed Account. In the event that the cash value in the Policy's sub-accounts is insufficient to provide the amount of the loan, the balance of the loan will be taken from the cash value in the Fixed Account. All loan repayments will be allocated first to the outstanding loan balance attributable to the Fixed Account. The amount removed from the Policy's sub-accounts and the Fixed Account as a result of a loan will earn interest at 4%, which will be credited annually to the Policy's cash value in the sub-accounts and the Fixed Account in proportion to the Policy's cash value in each on the date it is credited.

  Unless the Policy Owner requests otherwise, partial surrenders will be taken only from the Policy's sub-accounts and not the Fixed Account. In the event that the cash value in the Policy's sub-accounts is insufficient to provide the full amount requested, the balance of the partial surrender will be taken from the Fixed Account.

  NEVLICO reserves the right to delay transfers and surrenders from, and policy loans attributable to, the Fixed Account for up to six months. Loans to pay premiums on policies issued by NEVLICO will not be delayed.

                                  NEW TAX LAW

  The following discussion of Federal income tax issues relating to the Policies is general in nature and is not intended as tax advice. NEVLICO recommends that Policy Owners and prospective owners of the Policies consult their own tax advisors for more complete information and advice.

  The Technical and Miscellaneous Revenue Act of 1988 (passed by Congress on October 21, 1988, and signed into law by the President on November 10, 1988) contains provisions altering the tax treatment of any loan or other pre-death distribution from a new category of life insurance policies called "modified endowment contracts".

  With certain exceptions discussed below, a Policy will not have the potential to be classified as a modified endowment contract unless it was issued on or after June 21, 1988. (See "Effective Date" below.) Even a Policy issued on or after June 21, 1988 will not have the potential to be a modified endowment contract unless (1) the face amount is reduced either in the first seven policy years or in the first seven policy years following a material change in the Policy (see "Material Changes" below) or (2) a rider is added to the Policy after it is issued.

MODIFIED ENDOWMENT CONTRACT

  A modified endowment contract is a life insurance contract issued on or after June 21, 1988, which fails to satisfy a "7-pay test". In general, a life insurance policy will fail to satisfy the 7-pay test if the cumulative amount paid under the policy at any time during the first seven policy years exceeds the sum of the net level premiums that would have been paid on or before such time had the policy provided for paid up future benefits after the payment of seven level annual premiums. Riders to the policy are considered part of the policy for purposes of applying the 7-pay test. Any policy received in exchange for a modified endowment contract will also be a modified endowment contract.

  Normally, payment of the Policy's premiums will not cause it to be a modified endowment contract. If however, the Policy's face amount is reduced in the first seven policy years, either as a result of a partial surrender or because the Policy Owner allows the Policy to lapse to Paid-up Insurance, the 7-pay test will be applied as if the Policy had originally been issued at the reduced face amount. In that event, the Policy could fail the 7-pay test and be classified as a modified endowment contract.

MATERIAL CHANGES

  If a "material change" in the benefits or other Policy terms occurs under a Policy which has satisfied the 7-pay test, the Policy will be treated as a new Policy entered into on the day on which the material change occurred. The Policy will be retested under the 7-pay test, after making certain adjustments to reflect the Policy's existing cash value. For this purpose, only the addition of a rider to the Policy will constitute a material change requiring a retesting under the 7-pay test. A Policy subject to retesting in this manner could fail the 7-pay test.

  It is important to be aware that the addition of a rider to any Policy, even a Policy issued before June 21, 1988, is a material change which requires the Policy to be tested under the 7-pay test. (See "Effective Date" below.)

  Regardless of when it was issued, if a Policy described in the Zenith Life prospectus is exchanged on or after June 21, 1988 for another life insurance policy, including a fixed-benefit policy pursuant to the twenty-four month exchange right, the new insurance policy should be reviewed to determine how the rules regarding modified endowment contracts may apply to the new policy. (See "Exchange of Policy During First 24 Months" in the prospectus.)

DISTRIBUTIONS

  If a Policy is a modified endowment contract, then the following rules will apply to distributions under such a contract:

  (a) Distributions will be includible in the Policy Owner's gross income to the extent the cash value of the Policy exceeds the Policy Owner's investment in the Policy. Any additional amounts received other than policy loans will be treated as a return of capital to the Policy Owner and will reduce the Policy Owner's investment in the Policy.

  (b) Loans are considered distributions even if the amount borrowed is retained by NEVLICO as a premium. The Policy Owner's investment in the Policy will be increased by the amount of any prior loan that was included in the Policy Owner's gross income.

  (c) A partial surrender to pay premiums is not a transaction specifically addressed and may or may not be treated as a taxable distribution.

  (d) For purposes of determining the amount of the distribution which is includible in gross income, all modified endowment contracts issued by NEVLICO or its affiliates to the same Policy Owner during any 12 month period shall be treated as one modified endowment contract.

  The amount of any taxable distribution will be subject to an additional tax equal to 10% of the taxable income realized on the distribution unless the distribution is:

  (a)made on or after the date the Policy Owner attains age 59 1/2;

  (b)is attributable to the Policy Owner's becoming disabled; or,

  (c) is part of a series of substantially equal periodic payments made no less frequently than annually for the life (or life expectancy) of the Policy Owner.

  If a Policy becomes a modified endowment contract, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. In addition, the Secretary of the Treasury may issue regulations which will apply similar tax treatment to other distributions made in anticipation of a Policy becoming a modified endowment contract.

EFFECTIVE DATE

  As explained above, the rules regarding modified endowment contracts apply only to Policies issued on or after June 21, 1988. For this purpose, the following Policies, even if issued before June 21, 1988 will be considered issued on or after June 21, 1988:

  (a) a Policy under which, after June 20, 1988 an additional benefit (i.e. a Policy rider) is added if, prior to June 21, 1988 the Policy Owner did not have the right to obtain such addition without submitting additional evidence or insurability; and

  (b) a Policy issued after June 20, 1988 upon conversion of a term life policy.

NON-MODIFIED ENDOWMENT CONTRACTS

  For Policies not classified as modified endowment contracts, the tax treatment of various pre-death distributions under the Policies remains unchanged. As a result, NEVLICO believes any policy loans received under such Policies will not be treated as income to the Policy Owner. If a distribution under such a Policy occurs which has the net effect of reducing future benefits (such as future death benefits), all or part of the distribution may be taxable to the Policy Owner to the extent of any investment earnings in the Policy.

BASIC BENEFITS OF LIFE INSURANCE RETAINED

  NEVLICO believes the Policies described in the prospectus continue to meet the definition of life insurance as defined in the Internal Revenue Code, as recently amended. As a result, NEVLICO believes death benefits received under the Policies are excludable from the gross income of the beneficiary. In addition, the investments of the Variable Account continue to be "adequately diversified" in accordance with the requirements of section 817(h) of the Internal Revenue Code and, therefore, NEVLICO believes Policy Owners would not be taxed on incremental increases in cash value of the Policy until an actual distribution is received. (See "Tax Considerations" in the prospectus.)

  NEW REQUIREMENTS FOR CERTAIN POLICIES ISSUED ON OR AFTER SEPTEMBER 1, 1988

  For Policies issued in Massachusetts on or after September 1, 1988, cost of insurance rates will not vary based on the sex of the insured. (See "How are Changes in the Variable Death Benefit and cash value different for a preferred risk Policy, a female insured's Policy and a non-sex based Policy?")

  Certain riders may not be available for non-sex based Policies. A Policy Owner should consult his or her agent regarding the availability of particular riders.

                           NEW ENGLAND VARIABLE LIFE
                               INSURANCE COMPANY

                       Variable Life Insurance Policies
                                   Issued by
                  New England Variable Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02117
                                (617) 578-2000

  This prospectus describes individual Variable Life Insurance Policies (the "Policies") offered by New England Variable Life Insurance Company ("NEVLICO"), a stock life insurance company that is a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). Each Policy Owner may allocate the premiums for his or her Policy among one or more of the five investment sub-accounts of NEVLICO's Variable Life Separate Account, after certain deductions have been made.

  Each Policy is designed to provide lifetime insurance protection for the insured named in the Policy. Each Policy also provides for a net cash value while the insured is living. The death benefits and cash values can vary based on investments made in one or more sub-accounts of NEVLICO's Variable Life Separate Account. A Policy's death benefit can vary monthly, depending on the investment experience of the sub-accounts to which the policy owner allocates the Policy's net premiums. NEVLICO guarantees that a Policy's death benefit will never be less than a guaranteed minimum amount, which is the initial face amount specified in the Policy, as long as premiums are paid when due and there is no outstanding policy loan. A Policy's cash value generally increases with the payment of each premium and also can vary with investment experience as of each day the New York Stock Exchange is open for trading. There is no guaranteed minimum cash value.

  Each sub-account of NEVLICO's Variable Life Separate Account invests in the shares of one mutual fund portfolio of the New England Zenith Fund. Each portfolio of the New England Zenith Fund uses the investment advisory services of either Back Bay Advisors, Inc., an indirect wholly-owned subsidiary of The New England, or Loomis Sayles & Company, Incorporated, an affiliate of The New England and one of the largest and oldest investment counsel firms in the United States.

  The Money Market Sub-Account invests in shares of the Money Market Series. The Bond Income Sub-Account invests in shares of the Bond Income Series. The Capital Growth Sub-Account invests in shares of the Capital Growth Series. The Stock Index Sub-Account invests in shares of the Stock Index Series. The Managed Sub-Account invests in shares of the Managed Series.

  It may not be advantageous to replace existing insurance with a Variable Life Insurance Policy. (See "Charges Deducted from Premiums" and Appendix B-- "Calculation of Change in Variable Death Benefit".)

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS PROSPECTUS IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUS OF THE NEW ENGLAND ZENITH FUND, WHICH IS ATTACHED AT THE END OF THIS PROSPECTUS. THESE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                                  MAY 1, 1988

                               TABLE OF CONTENTS

INTRODUCTION TO POLICIES...................................................   4
  What is variable life insurance?.........................................   4
  Who are NEVLICO and The New England......................................   5
  How is NEVLICO regulated?................................................   5
  Under what conditions are the Policies available?........................   5
  What is the Guaranteed Minimum Death Benefit?............................   5
  How does the death benefit vary?.........................................   5
  How does the cash value vary?............................................   6
  How are changes in the Variable Death Benefit and cash value different for a preferred risk Policy, a female insured's Policy and a non-sex-
   based Policy?...........................................................   6
  What is the loan provision, what loan interest rates are available, and
   how does a policy loan affect the death benefit and cash value?.........   6
  What is the amount of the premiums and when are premiums payable?........   7
  What are the Money Market Bond Income, Capital Growth, Stock Index and
   Managed Sub-Accounts of the Variable Account?...........................   7
  How are amounts allocated to each sub-account of the Variable Account?...   8
  What is the relationship between the premium and the amount allocated to
   the sub-accounts of the Variable Account?...............................   8
  Are there charges against the sub-accounts of the Variable Account and
   against the New England Zenith Fund?....................................   8
  What commissions are paid to agents?.....................................   8
  Is there a short-term cancellation right, or "free look"?................   9
  Can a Policy be exchanged for a fixed-benefit life insurance policy?.....   9
  When are communications and payments deemed received at NEVLICO's
   Principal Administrative Office?........................................   9
  Are the benefits under a Policy subject to Federal income tax?...........   9
THE VARIABLE ACCOUNT.......................................................  10
  Investments of the Variable Account......................................  10
  Investment Management....................................................  11
CHARGES AND EXPENSES.......................................................  12
  Charges Deducted from Premiums...........................................  12
  Charges Against the New England Zenith Fund and the Sub-Accounts of the
   Variable Account........................................................  13
  Cost of Insurance Charges................................................  13
  Guarantee of Premiums and Certain Charges................................  13
  Group or Sponsored Arrangements..........................................  13
PRINCIPAL POLICY FEATURES..................................................  14
  Net Investment Experience................................................  14
  Death Benefit............................................................  14
  Guaranteed Minimum Death Benefit.........................................  15
  Variable Death Benefit...................................................  15
  Amount Provided for Investment in a Policy's Sub-Accounts................  16
  Cash Value of the Policy.................................................  17
  Loan Provision...........................................................  18
  Payment of Proceeds......................................................  19
  Premiums.................................................................  19
  Investment Option........................................................  21
  Transfer Option..........................................................  21
  Default and Lapse Options................................................  22
  Exchange of Policy During First 24 Months................................  22
  Payment Options..........................................................  23
  Additional Benefits by Rider.............................................  23
  Other Policy Features....................................................  24
DISTRIBUTION AGREEMENT AND OTHER CONTRACTUAL ARRANGEMENTS..................  24

LIMITS TO NEVLICO's RIGHT TO CHALLENGE THE POLICY..........................  25
  Misstatement of Age or Sex...............................................  26
  Suicide..................................................................  26
TAX CONSIDERATIONS.........................................................  26
  Policy Proceeds..........................................................  26
  Charge for NEVLICO's Income Taxes........................................  26
MANAGEMENT.................................................................  27
VOTING RIGHTS..............................................................  28
RIGHTS RESERVED BY NEVLICO.................................................  28
REPORTS....................................................................  29
LEGAL MATTERS..............................................................  29
REGISTRATION STATEMENT.....................................................  29
EXPERTS....................................................................  29
APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED
 PREMIUMS..................................................................  30
APPENDIX B: CALCULATION OF CHANGE IN VARIABLE DEATH BENEFIT................  35
APPENDIX C: HOW THE AMOUNT PROVIDED FOR INVESTMENT IN A POLICY'S SUB-
 ACCOUNTS RELATES TO NET CASH VALUE........................................  37
APPENDIX D: PREFERRED OR FEMALE COST OF INSURANCE FACTOR...................  38
APPENDIX E: INVESTMENT EXPERIENCE INFORMATION..............................  39
FINANCIAL STATEMENTS.......................................................  42

  THE PURPOSE OF THE POLICIES IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN A POLICY. NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

  You are urged to examine this prospectus carefully. Except as otherwise stated, the discussion assumes all premiums are paid when due and there is no outstanding policy loan.

  The INTRODUCTION TO POLICIES will briefly describe NEVLICO and the Variable Life Insurance Policies. More detailed information will be found later in the prospectus.

                           INTRODUCTION TO POLICIES

WHAT IS VARIABLE LIFE INSURANCE?

  The variable life insurance being offered by NEVLICO is, in many respects, similar to traditional "fixed-benefit" whole-life insurance. In other respects, it is quite different.

  The main similarities are:

  -- The Policy Owner pays a level premium for a Policy that provides a death benefit which is payable to the beneficiary upon the insured's death.

  -- A minimum death benefit is guaranteed.

  -- The Policy has a net cash value that the Policy Owner may obtain by surrendering the Policy. The Policy Owner may obtain a portion of the cash value by taking a policy loan.

  The main differences are:

  -- The Policy Owner may allocate the Policy's premiums, after certain deductions have been made, among one or more of the five investment sub-accounts of NEVLICO's Variable Life Separate Account. These sub-accounts are the Money Market, Bond Income, Capital Growth, Stock Index, and Managed Sub-Accounts. Each sub-account invests in the shares of a distinct mutual fund portfolio of the New England Zenith Fund.

  -- The death benefit under a Policy can increase or decrease monthly depending on the investment experience of the investment sub-accounts to which the Policy's net premiums are allocated; but the death benefit will never decrease below the initial face amount of the Policy if premiums are paid when due and there is no outstanding policy loan.

  -- The Policy offers the opportunity for appreciation of its net cash value based upon investment results. The cash value may increase or decrease as of each day the New York Stock Exchange is open for trading. It is possible, if investment results are unfavorable, for the cash value to decrease to zero; the Policy Owner bears the total risk of decreases in the cash value, since no minimum amount is guaranteed.

  The variable life insurance policies offered by NEVLICO are designed to provide insurance protection. Net premiums under the Policies are invested by NEVLICO in shares of mutual fund portfolios. The investment experience credited to the Policy is based on the investment experience of the mutual fund shares, but reflects certain additional charges associated with the Policies. The underlying mutual fund portfolios invest in securities similar to those in which mutual funds available directly to the public invest. In many ways the Policies differ from mutual fund investments. The main differences are:

  -- The Policy provides a death benefit based on NEVLICO's assumption of an actuarially calculated risk.

  -- If premiums are not paid according to the requirements of the Policy, the Policy will lapse.

  -- In addition to sales charges, insurance-related charges not associated with mutual fund investments are deducted from the premiums and values of the Policy. These charges include various insurance, risk, administrative and premium tax charges. (See "Charges and Expenses".)

  -- The Variable Life Separate Account, and not the Policy Owner, owns the mutual fund shares.

  -- Federal income tax liability on any earnings is deferred until the Policy Owner receives a distribution from the Policy. Transfers from one underlying fund portfolio to another are accomplished without tax liability.

  -- Dividend and capital gains distributions are automatically reinvested.

WHO ARE NEVLICO AND THE NEW ENGLAND?

  NEVLICO was organized as a stock life insurance company in 1980 under Delaware law as New England Pension and Annuity Company. Its current name was adopted on January 7, 1983. As of January 1, 1988, NEVLICO was authorized to transact a life insurance business in Delaware and in 49 other jurisdictions. NEVLICO intends to seek licensing and approval to sell the Policies in all United States jurisdictions where variable life insurance may be sold. The Home Office of NEVLICO is in Wilmington, Delaware and its Principal Administrative Office is at 501 Boylston Street, Boston , Massachusetts 02117.

  NEVLICO is a wholly-owned subsidiary of The New England, which was organized in Massachusetts in 1835. The New England is the oldest chartered mutual life insurance company in the United States.

  On December 31, 1987, The New England had over $14 billion of assets and over $64 billion of life insurance in force.

  As of December 31, 1987 The New England had invested $12.5 million in NEVLICO in connection with NEVLICO's organization and initial operations, and it is anticipated that The New England will from time to time make additional capital contributions to NEVLICO to enable it to meet its initial reserve requirements and expenses in connection with its business. However, The New England is not legally required to make such contributions and The New England's assets do not support the benefits payable under the Policies. (See financial statements of NEVLICO under "Financial Statements".)

HOW IS NEVLICO REGULATED?

  NEVLICO is subject to regulation and supervision by the Delaware Insurance Commissioner. In addition, NEVLICO is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business. NEVLICO submits annual reports of its operations and finances to insurance officials in jurisdictions in which it does business.

  The Policy described in this prospectus has been filed with, and approved, where required, by insurance officials in those jurisdictions where it is sold.

UNDER WHAT CONDITIONS ARE THE POLICIES AVAILABLE?

  A Policy may be issued to an insured from the ages of 0 to 75. All persons must meet certain health and other criteria. Non-smokers who meet preferred underwriting requirements and (except in the case of certain group or sponsored arrangements) females will have guaranteed lower cost of insurance charges deducted from their cash values. Therefore, Policies of such individuals will have higher cash values and Variable Death Benefits than will those for comparable Policies of male insureds in a standard risk classification. (See "How does the death benefit vary?", "Variable Death Benefit". "Cash Value of the Policy" and Appendix D--"Preferred or Female Cost of Insurance Factor"). A higher premium is charged for a Policy in a substandard risk classification, although such a Policy's cash value and Variable Death Benefit are the same as for a Policy in a standard risk classification. The minimum face amount that may be purchased is $25,000. For certain group or sponsored arrangements, the minimum face amount required may be reduced.

WHAT IS THE GUARANTEED MINIMUM DEATH BENEFIT?

  NEVLICO guarantees that the death benefit under a Policy will never be less than its initial face amount regardless of the investment experience of NEVLICO's Variable Life Separate Account (the "Variable Account"), as long as all premiums are paid when due and there is no outstanding policy loan. This amount is the Guaranteed Minimum Death Benefit. (See "Guaranteed Minimum Death Benefit" and "Loan Provision".)

HOW DOES THE DEATH BENEFIT VARY?

  The death benefit payable with respect to a particular Policy is the greater of the Guaranteed Minimum Death Benefit and the Variable Death Benefit, subject to certain adjustments. (See "Death Benefit" and "Variable Death Benefit".)

  The Variable Death Benefit can increase or decrease on a monthly basis, depending on the investment experience of the investment sub-account or sub-accounts of the Variable Account in which the Policy Owner selected to have net premiums invested (the "Policy's Sub-Accounts"). Once established each month as of a "Monthly Valuation Date", the Variable Death Benefit will not vary until the next succeeding Monthly Valuation Date. In the first policy month, the Variable Death Benefit equals the face amount of the Policy. Thereafter, the Variable Death Benefit will equal the Policy's initial face amount, increased or decreased based on past net investment experience. (See "Variable Death Benefit" and "Premiums".)

  If the Policy's Sub-Accounts experience a net investment experience at the monthly equivalent of an annual rate of more than 4% per year, the Variable Death Benefit will increase as of each Monthly Valuation Date and, if less than that rate, the Variable Death Benefit will generally decrease as of each Monthly Valuation Date, depending, among other things, upon the sex and risk classification of the insured. (See "Net Investment Performance".) Any increase or decrease in the Variable Death Benefit will not bear a dollar-for-dollar relationship to the net investment experience of the Policy's Sub-Accounts. (See Appendix A--"Illustrations of Death Benefit, Cash Values and Accumulated Premiums", and Appendix B--"Calculation of Change in Variable Death Benefit".)

  Increases and decreases in the Variable Death Benefit are cumulative, so they carry into each succeeding policy month. Therefore, if there is an increase in the Variable Death Benefit, further net investment experience by the Policy's Sub-Accounts at an annual rate of more than 4% will produce a further increase in the Variable Death Benefit. During some periods, the Variable Death Benefit may be below the Guaranteed Minimum Death Benefit. In most cases, such Variable Death Benefit will not exceed the Guaranteed Minimum Death Benefit until the Policy's Sub-Accounts have net investment experience at an annual rate of more than 4% for a sufficient period of time to more than offset the amount by which the Variable Death Benefit is lower than the Guaranteed Minimum Death Benefit.

HOW DOES THE CASH VALUE VARY?

  A Policy's cash value will increase by the amount of premiums paid, less the amount of certain deductions. (See "Premiums", "Charges Deducted from Premiums" and "Cash Value of the Policy".) Also, a Policy's cash value, like its Variable Death Benefit, can increase or decrease depending on the net investment experience of the Policy's Sub-Accounts. Any increase or decrease in the cash value will not bear a dollar-for-dollar relationship to the net investment experience of the Policy's Sub-Accounts. The cash value will be subject to variation as of each day that the New York Stock Exchange is open for trading. Although NEVLICO guarantees a minimum death benefit, NEVLICO does not guarantee a minimum amount of cash value. Accordingly, the Policy Owner will bear the entire investment risk with respect to the amount of the cash value. (See "Cash Value of the Policy" and Appendix A.)

HOW ARE CHANGES IN THE VARIABLE DEATH BENEFIT AND CASH VALUE DIFFERENT FOR A PREFERRED RISK POLICY, A FEMALE INSURED'S POLICY AND A NON-SEX-BASED POLICY?

  Any change in the Variable Death Benefit or cash value discussed above will generally be more favorable to the owner of a preferred risk Policy or a female insured's Policy than for a comparable male insured's standard risk Policy. However, for Policies sold in connection with certain employer-sponsored benefit plans and fringe benefit programs, such changes will be the same for both male and female insureds' Policies. Therefore, the hypothetical Policy values shown throughout this prospectus for a male insured's standard risk Policy would, in most cases, be somewhat different for a Policy sold in connection with such plans and programs and which Policy does not vary based on sex. (See "Group or Sponsored Arrangements" and Appendix D.) The more favorable cash values and death benefits for female and preferred risk insureds result from lower cost of insurance charges. For all Policies sold in Montana, changes in the Variable Death Benefit or cash value will be the same for both male and female insureds' Policies.

WHAT IS THE LOAN PROVISION, WHAT LOAN INTEREST RATES ARE AVAILABLE, AND HOW DOES A POLICY LOAN AFFECT THE DEATH BENEFIT AND CASH VALUE?

  After the first policy year, the Policy Owner may obtain a loan of up to 90% of the Policy's net cash value, adjusted in the manner described in "Loan Provision". A policy loan may be made in the first policy year only with NEVLICO's consent. Interest accrues daily at an annual rate of 5%. Interest is due on premium anniversaries and is added to the amount of the policy loan if not paid when due. A policy loan may be repaid in whole or in part at any time. If a policy loan plus accrued interest exceeds the Policy's cash value, the Policy may terminate. (See "Loan Provision".)

  While a policy loan is outstanding, an amount equal to the loan is removed from the Policy's Sub-Accounts and is held in NEVLICO's general account. The amount held in the general account is credited with interest at a net annual rate of 4%, meaning that the amount borrowed will not contribute to any possible increase or decrease in the Policy's Variable Death Benefit. Cash value is also affected because the 4% interest credited can be different than the net investment experience of the Policy's Sub-Accounts. (See "Loan Provision.")

  Thus, the future net cash values and Variable Death Benefits can be permanently affected by any policy loan, whether or not the policy loan is repaid in whole or in part. Also, the death benefit and cash value otherwise payable are reduced by the amount of any outstanding policy loan and interest accrued thereon. (See "Loan Provision".)

WHAT IS THE AMOUNT OF THE PREMIUMS AND WHEN ARE THE PREMIUMS PAYABLE?

  For the Policy of an insured in a standard or preferred risk classification, premiums are fixed and level and do not vary with the investment experience of the Policy's Sub-Accounts. The amount of the premium depends on the face amount of the Policy, the insured's age and the frequency of premium payments. For the Policy of an insured in a substandard risk classification, extra premiums are payable. The length of time during which premiums are payable depends on the age of the insured at issue. Insureds under 25 years of age pay premiums for 40 years: those from ages 25 to 40 pay premiums to age 65: and those above 40 years of age pay premiums for 25 years. Premiums are payable on due dates at scheduled intervals selected by the Policy Owner, which intervals may be quarterly, semi-annual, annual or, if agreed to by NEVLICO, otherwise. Choice of premium payment schedule may be changed subject to the Company's rules. The premium payment schedule selected will affect the amount of a Policy's cash value and Variable Death Benefit, but will not affect the Guaranteed Minimum Death Benefit. (See "Premiums".)

  If premiums are paid other than annually, the sum of premium payments for a given year will be larger than if the premiums were paid on an annual basis. Also, additional premiums are charged for Policies in a substandard risk classification and for additional insurance benefits provided by Rider. Premiums unpaid when due are in default, but there is a 31-day grace period during which insurance coverage remains in force. (See "Premiums", "Charges Deducted from Premiums". "Default and Options on Lapse" and "Additional Benefits by Rider".)

WHAT ARE THE MONEY MARKET, BOND INCOME, CAPITAL GROWTH, STOCK INDEX AND MANAGED SUB-ACCOUNTS OF THE VARIABLE ACCOUNT?

  NEVLICO's Variable Account has five sub-accounts which support the benefits payable under the Policies--a Money Market Sub-Account, a Bond Income Sub-Account, a Capital Growth Sub-Account, a Stock Index Sub-Account, and a Managed Sub-Account. Each such investment sub-account of the Variable Account will invest only in the shares of a single portfolio of the New England Zenith Fund (formerly the NEL Series Fund, Inc.)

  The Money Market Sub-Account invests in shares of the Money Market Series, which in turn purchases money market instruments with maturities of one year or less. Its investment objective is to provide the highest possible level of current income consistent with preservation of capital.

  The Bond Income Sub-Account invests in shares of the Bond Income Series, which in turn invests primarily in an investment quality bond portfolio. Its investment objective is to provide a high level of current income consistent with protection of capital and moderate investment risk.

  The Capital Growth Sub-Account invests in shares of the Capital Growth Series, which in turn invests primarily in common stocks of companies that are considered to have the potential for capital appreciation. Its investment objective is long-term growth of capital. (See "Investments of the Variable Account".)

  The Stock Index Sub-Account invests in shares of the Stock Index Series, which in turn invests primarily in common stocks. Its investment objective is to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks.

  The Managed Sub-Account invests in shares of the Managed Series, which in turn may invest in (i) common stocks, (ii) notes and bonds and (iii) money market instruments. Its investment objective is to provide a favorable total investment return through investment in a diversified portfolio.

  The New England Zenith Fund has served as the investment medium for the Variable Account since the Variable Account commenced operations. The New England Zenith Fund is an open-end diversified management investment company. Back Bay Advisors, Inc. ("Back Bay Advisors"), a wholly-owned subsidiary of New England Life Companies, Inc. ("NELC"), which is a wholly-owned subsidiary of The New England, acts as investment adviser to the New England Zenith Fund's Money Market Series, Bond Income Series, Stock Index Series and Managed Series. Loomis, Sayles & Company, Incorporated ("Loomis Sayles") acts as investment adviser to the Capital Growth Series. The New England indirectly owns a controlling interest in

Loomis Sayles. Back Bay Advisors and Loomis Sayles are paid fees by the New England Zenith Fund for rendering such investment advice. (See "Investment Management" and the New England Zenith Fund prospectus attached at the end of this prospectus.)

HOW ARE AMOUNTS ALLOCATED TO EACH SUB-ACCOUNT OF THE VARIABLE ACCOUNT?

  On the application, the Policy Owner will designate what percentage of each net premium will be invested in NEVLICO's Money Market, Bond Income, Capital Growth, Stock Index or Managed Sub-Accounts. The percentage allocated to any one sub-account may not be less than 10% of the net premium, and must be a whole number. Percentage allocations for future net premiums may be changed by the Policy Owner at any time. A Policy Owner may redistribute among sub-accounts amounts held for his or her benefit up to four times in a policy year without consent of NEVLICO. (See "Investment Option" and "Transfer Option".)

WHAT IS THE RELATIONSHIP BETWEEN THE PREMIUM AND THE AMOUNT ALLOCATED TO THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT?

  Each net premium is allocated by NEVLICO to one or more of NEVLICO's Money Market, Bond Income, Capital Growth, Stock Index, or Managed Sub-Accounts. The timing of the allocation of the initial net premium is described under "Amount Provided for Investment in a Policy's Sub-Accounts". Subsequent net premiums are allocated on their due dates. The net premium for each premium interval is the basic premium payable for such interval less the charges deducted for sales load, state premium taxes and a minimum death benefit risk charge to support the Guaranteed Minimum Death Benefit. An additional deduction for administrative expenses in connection with the issuance of a Policy is made in the first policy year. Basic premium payments are all premium payments minus payments for any optional insurance benefits the Policy Owner selects by rider, any extra premiums paid for a Policy in a substandard risk classification and an annual administrative charge. (See "The Variable Account" and "Charges Deducted from Premiums".)

  The charge for sales load will not exceed 20% of the basic premium payments during the first policy year, 12% of the basic premium payments made for the second through fourth policy years and 7.75% of basic premium payments made in subsequent policy years. Also, the sales charge will not exceed 9% of the total basic premium payments during the period equal to the lesser of (i) 20 years or (ii) the expected life of the insured based on the 1958 Commissioners Standard Ordinary Mortality table.

  Sales charges for Policies sold under certain group or sponsored arrangements may be lower than for Policies sold otherwise. (See "Group or Sponsored Arrangements".)

  The premium payment schedule chosen affects the amount of death benefit and cash value. (See "Premiums".)

ARE THERE CHARGES AGAINST THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT AND AGAINST THE NEW ENGLAND ZENITH FUND?

  NEVLICO charges the sub-accounts of the Variable Account for the mortality and expense risks NEVLICO assumes. The charge is made daily at an effective annual rate of .35% of the value of each sub-account's assets that come from Variable Life Insurance Policies. NEVLICO also makes a charge for the cost of insurance with respect to each Policy. Charges for investment advisory expenses are deducted from the assets of the New England Zenith Fund at the following maximum annual percentage rates of the current daily net asset value of each respective portfolio: .35% for the Money Market Series, .40% for the Bond Income Series, .70% for the Capital Growth Series, .25% for the Stock Index Series and .50% for the Managed Series. (See "Charges Against the New England Zenith Fund and the Sub-Accounts of the Variable Account".)

  NEVLICO is a relatively new life insurance company and does not expect to incur any substantial Federal income tax liabilities for a number of years. In addition, under current Federal income tax law no tax is imposed upon NEVLICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for company Federal income taxes attributable to the Variable Account. If changes are made in the Federal income tax treatment of variable life insurance at the company level, NEVLICO reserves its rights to charge the Variable Account for company Federal income taxes.

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell NEVLICO's insurance policies and who are also registered representatives of New England Securities Corporation ("New England Securities"), the principal underwriter of the Variable Account. New England Securities is a wholly-owned subsidiary of NELC. The Policies may also be sold through other broker-dealers which have a selling agreement with New England Securities and whose representatives are authorized by applicable law to sell Variable Life Insurance Policies. Commissions for the first policy year are not more than 45% of the premiums paid. The amount of commissions for extra premiums for a Policy covering an insured in a substandard risk classification will be determined by NEVLICO's rules and practices current at the time such extra premiums are charged. NEVLICO may recapture up to 50% of the first year commission paid to the agent if the Policy is not continued after the first policy anniversary. Commissions payable for later years are described under the caption, "Distribution Agreement and Other Contractual Arrangements". Sales expenses in any year are not equal to the deduction for sales load in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the Policies. Sales expenses, including agents' commissions, are paid by NEVLICO and do not represent a charge against a Policy in addition to the other charges and deductions described herein.

IS THERE A SHORT-TERM CANCELLATION RIGHT, OR "FREE LOOK"?

  The Policy Owner may cancel the Policy within 45 days after the date Part I of the application is signed, within 10 days after receipt of the Policy by the Policy Owner or within 10 days after mailing by NEVLICO of the Notice of Withdrawal Right, whichever is latest. The Policy may be returned to NEVLICO or its agent. Immediately upon return, the Policy shall be deemed void from the beginning. Within 7 days after receipt of the returned Policy at NEVLICO's Principal Administrative Office. NEVLICO will refund any premium paid before cancellation, or any higher amount required by appliance law. (See "When are communications and payments deemed received at NEVLICO's Principal Administrative Office?")

CAN A POLICY BE EXCHANGED FOR A FIXED-BENEFIT LIFE INSURANCE POLICY?

  Within twenty-four months after a Policy's date of issue, the Policy may be exchanged for a fixed-benefit policy on the life of the insured, which policy will be issued by New England Mutual Life Insurance Company. This exchange may be made without the submission of evidence of insurability. The new policy will have the same face amount as the Policy. For Policies issued in New York, the Policy Owner has the option of exchanging to a new policy with a face amount equal to the current death benefit of the exchanged Policy. (See "Exchange of Policy During First 24 Months".)

WHEN ARE COMMUNICATIONS AND PAYMENTS DEEMED RECEIVED AT NEVLICO'S PRINCIPAL ADMINISTRATIVE OFFICE?

  A Policy Owner's request for a particular transaction (other than a policy loan) or a Policy Owner's submission of payments or other items (for example, a returned Policy) is deemed received at NEVLICO's Principal Administrative Office on any day when the New York Stock Exchange is open if received there before the closing of the Exchange (currently 4:00 p.m.) on such day. A request for a policy loan is deemed received at NEVLICO's Principal Administrative Office on a day when the New York Stock Exchange is open if received at NEVLICO's Principal Administrative Office before 7:00 p.m. New York City time on such day. However, if any such item is received at or after the above-specified times, the request will be deemed received as of the next such day.

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  Section 7702 of the Internal Revenue Code (hereinafter "Code") provides a definition of a life insurance contract for Federal income tax purposes. This definition applies to the Policies discussed herein and NEVLICO believes these Policies meet the definition.

  NEVLICO believes the death benefits received under its Variable Life Insurance Policies are excludable from the gross income of the beneficiary pursuant to the provisions of Section 101(a) of the Code. Furthermore, NEVLICO believes owners of its Policies will not be deemed to be in constructive receipt of the cash values, including increments thereon, under such Policies until their actual surrender. In the event of a distribution under the Policies which has the net effect of reducing future benefits (such as future death benefits) under the Policies, all or part of the distribution may be taxable to the Policy Owner as ordinary income to the extent of any investment earnings in the Policy. In addition, NEVLICO believes that loans received under a Policy will not be treated as taxable income to the Policy Owner. (See "Tax Considerations".)

  Since tax consequences depend on the individual circumstances of the Policy Owner or beneficiary of a Policy, NEVLICO recommends that each prospective Policy Owner consult his or her own tax advisor before purchasing a Policy.

                             THE VARIABLE ACCOUNT

  The Variable Account was established as a separate investment account of NEVLICO on January 31, 1983 by NEVLICO's Board of Directors in accordance with the provisions of Section 2932 of the Delaware Insurance Code. The Variable Account acts as the funding vehicle for certain variable life insurance policies issued by NEVLICO other than the Policies. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the Investment Company Act of 1940 does not involve supervision by the SEC of the management or investment practices or policies of the Variable Account or of NEVLICO. Under Delaware law, however, both NEVLICO and the Variable Account are subject to regulation by the Delaware Insurance Commissioner. NEVLICO and its variable life insurance operations, including the investment of assets held by the Variable Account, are also subject to the insurance laws and regulations of all jurisdictions in which NEVLICO is authorized to do business.

  Although the assets of the Variable Account are owned by NEVLICO, that portion of the Variable Account assets equal to the reserves and other liabilities of the Variable Account may not be used to satisfy any obligations that may arise out of any other business NEVLICO may conduct. But NEVLICO may transfer to its general account assets which exceed the reserves and other liabilities of the Variable Account. Before making any such transfer, NEVLICO will consider any possible adverse impact the transfer might have on the Variable Account.

  Income and realized and unrealized capital gains and losses of the Variable Account are credited to the Variable Account without regard to any of NEVLICO's other income or realized and unrealized capital gains and losses.

  NEVLICO may accumulate in the Variable Account the charge for expense and mortality risks, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Policies.

INVESTMENTS OF THE VARIABLE ACCOUNT

  The Variable Account has five investment sub-accounts, each of which invests in the shares of one portfolio of the New England Zenith Fund. The sub-accounts of the Variable Account are:

  -- The Money Market Sub-Account--Amounts credited to this sub-account are invested in shares of the Money Market Series.

  -- The Bond Income Sub-Account--Amounts credited to this sub-account are invested in shares of the Bond Income Series.

  -- The Capital Growth Sub-Account--Amounts credited to this sub-account are invested in shares of the Capital Growth Series.

  -- The Stock Index Sub-Account--Amounts credited to this sub-account are invested in shares of the Stock Index Series.

  -- The Managed Sub-Account--Amounts credited to this sub-account are invested in shares of the Managed Series.

  The New England Zenith Fund is an open-end, diversified management investment company organized by The New England for the purpose of providing a vehicle for the investment of assets held in various separate investment accounts, including the Variable Account, established by NEVLICO or by other life insurance companies, to the extent legally permissible.

  For each day when the New York Stock Exchange is open for trading, the Variable Account purchases or redeems shares of the New England Zenith Fund portfolios based on, among other things, the amount of net premiums invested in the Variable Account, transfers among sub-accounts of the Variable Account, policy loans, policy loan repayments, surrender payments and death benefit payments to be effected on that day. Such purchases and redemptions are effected at the net asset value per share for each New England Zenith Fund portfolio determined as of 4:00 p.m. New York City time, on that same day.

  The investment objectives of the New England Zenith Fund's five portfolios currently available to Policy Owners through each corresponding sub-account are set forth below. There is, of course, no assurance that these objectives will be met.

  The Money Market Sub-Account invests in shares of the New England Zenith Fund's Money Market Series. Its investment objective is to provide the highest possible level of current income consistent with preservation of capital. The Money Market Series seeks to achieve its objective through investment in a managed portfolio of money market instruments.

  The Bond Income Sub-Account invests in shares of the New England Zenith Fund's Bond Income Series. Its investment objective is to provide a high level of current income consistent with protection of capital and moderate investment risk. The Bond Income Series seeks to achieve its objective through investment primarily in an investment quality bond portfolio.

  The Capital Growth Sub-Account invests in shares of the New England Zenith Fund's Capital Growth Series. Its investment objective is long-term growth of capital through investment primarily in common stocks of companies that are considered to have the potential for capital appreciation.

  The Stock Index Sub-Account invests in shares of the New England Zenith Fund's Stock Index Series. Its investment objective is to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks. The Stock Index Series currently seeks to achieve its objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

  The Managed Sub-Account invests in shares of the New England Zenith Fund's Managed Series. Its investment objective is to provide a favorable total investment return through investment in a diversified portfolio. The Managed Series portfolio is expected to include (i) common stocks, (ii) notes and bonds and (iii) money market instruments.

  The basic objective of the Policy is to provide benefits which will increase in value if the investment experience of the Policy's sub-accounts is favorable. Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Capital Growth or Stock Index Sub-Account may, therefore, be a more desirable selection for Policy Owners who are willing to accept such risks of short-term fluctuations in value.

  The performance of the various financial markets over the past several years, however, has differed from their long-term historical results. Short-term interest rates were very high at one time but have recently been much lower. Long-term bond values have fluctuated to a much greater extent than in the past, and common stock prices, which have risen substantially at times, have recently been quite volatile. Policy Owners who seek somewhat greater protection against loss of principal than that afforded by a stock fund may prefer the Bond Income Sub-Account. Those who seek even greater safety of principal may select the Money Market Sub-Account, even though it is subject to possible rapid changes in the level of short term interest rates.

  A Policy Owner may wish to diversify his or her investments by allocating the Policy's cash value among two or more sub-accounts. Policy Owners who diversify by selecting the Managed Sub-Account thereby obtain the services of a professional investment adviser in achieving an asset mix. The selection of a Policy's sub-accounts is a matter of each Policy Owner's own choice and should depend on that Policy Owner's willingness to accept investment risks, the manner in which the Policy Owner's other assets are invested, and the Policy Owner's own assessment of future economic and financial market conditions.

  A full description of the New England Zenith Fund, its investment objectives, policies and restrictions, its expenses and other aspects of its operation, as well as a full description of risks related to investment in the New England Zenith Fund, is contained in the attached New England Zenith Fund prospectus, which should be read and retained together with this prospectus, as well as in the New England Zenith Fund's Statement of Additional Information which may be obtained free of charge from New England Securities.

INVESTMENT MANAGEMENT

  Back Bay Advisors, an indirect wholly-owned subsidiary of The New England, acts as investment adviser to the Money Market Series, the Bond Income Series, the Stock Index Series and the Managed Series, and Loomis Sayles acts as investment adviser to the Capital Growth Series, both pursuant to investment advisory agreements with the New England Zenith Fund. Both Back Bay Advisors and Loomis Sayles are registered investment advisers under the Investment Advisers Act of 1940. The New England formerly served as investment adviser to the Money Market Series and the Bond Income Series. Effective September 10, 1986, with the approval of the Board of Directors of the New England Zenith Fund, Back Bay Advisors assumed the responsibilities of The New England under the advisory agreement with The New England with respect to those Series. Back Bay Advisors was formed by The New England in order to house its investment advisory activities in a separate corporate entity for administrative and regulatory purposes. Loomis Sayles, an affiliate of The New England, is one of the largest and oldest investment counsel firms in the United States. For its investment management and advisory services, each investment adviser is paid a fee through a daily charge to the separate portfolios. The fee is calculated by applying the daily equivalent of annual percentage rates specified in the advisory agreements to the current daily net asset value of each respective portfolio, as follows:

                                  ANNUAL
                                PERCENTAGE              DAILY NET
PORTFOLIO          ADVISER         RATE             ASSET VALUE LEVELS
---------          -------      ----------          ------------------
Money Market  Back Bay Advisors    .35%    of the first $500 million
 Series
                                   .30%    of the next $500 million
                                   .25%    of amounts in excess of $1 billion
Bond Income   Back Bay Advisors    .40%    of the first $400 million
 Series
                                   .35%    of the next $300 million
                                   .30%    of the next $300 million
                                   .25%    of amounts in excess of $1 billion
Capital       Loomis Sayles        .70%    of the first $200 million
 Growth Se-
ries
                                   .65%    of the next $300 million
                                   .60%    of amounts in excess of $500 million
Stock Index   Back Bay Advisors    .25%    of net asset value
 Series
Managed Se-   Back Bay Advisors    .50%    of net asset value
 ries

  Back Bay Advisors and Loomis Sayles also perform investment advisory services for a number of other accounts and clients, including a number of mutual and variable annuity funds and certain subsidiaries of The New England. If the total ordinary business expenses of a particular portfolio exceed certain limitations for a given fiscal year, the portfolio's investment adviser will pay such excess. Certain of the New England Zenith Fund's operating expenses will be paid by the New England Zenith Fund. (See "Charges Against the New England Zenith Fund and the Sub-Accounts of the Variable Account".) The remainder of such expenses will be borne by The New England. For a discussion of other provisions of the advisory agreements, see the New England Zenith Fund prospectus attached at the end of this prospectus and the New England Zenith Fund's Statement of Additional Information.

                             CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  Certain deductions are made from each premium payment to arrive at a basic premium payment for a Policy. These deductions are: (i) the amount of payments for any optional insurance benefits for Policy Owner selects by rider: (ii) any extra premiums paid for a Policy in a substandard risk classification: and
(iii) an annual Policy administrative charge. Where premiums are paid annually, the annual Policy administrative charge is $35. For a Policy under which premiums are payable more frequently than annually, this charge will be greater to an extent dependent on the premium payment schedule chosen; however, this charge will not exceed $48. The administrative expenses charged for include: (i) premium billing and collection: (ii) processing claims, paying net cash values upon surrender and making Policy changes; (iii) record keeping; (iv) communicating with Policy Owners; and (v) other expenses, such as communicating with agents.

  The charges described below are deducted from each basic premium payment to arrive at a net premium. The amount of net premium put into the Variable Account as of each premium due date does not vary based on the sex or risk classification of the insured.

  ADDITIONAL FIRST YEAR ADMINISTRATIVE CHARGE. In the first policy year, NEVLICO makes a one-time administrative charge of not more than $3.50 for each $1,000 of face amount for the Policy. For a Policy under which premiums are payable more frequently than annually, this charge will be greater to an extent dependent on the premium payment schedule chosen; however, this charge will not exceed $3.75 for each $1,000 of face amount for the Policy. This charge covers the cost of: (i) processing applications; (ii) conducting medical examinations; (iii) establishing Policy records; and (iv) determining insurability and assigning the insured to a risk classification. For a Policy under which premiums are payable more frequently than annually, this charge will be prorated.

  SALES CHARGE. The charge for sales load made by NEVLICO will not be greater than 20% of the basic premium payments during the first policy year plus 12% of the basic premium payments made for the second through fourth policy years and 7.75% of the basic premium payments made in subsequent policy years. Also, the sales charge will not exceed 9% of the total basic premium payments during the period equal to the lesser of (i) 20 years or (ii) the expected life of the insured based on the 1958 Commissioners Standard Ordinary Mortality Table. (See "What is the relationship between the premium and the amount allocated to the sub-accounts of the Variable Account?") The amount of the sales charge in a policy year is not necessarily related to NEVLICO's actual sales expenses for that year. To the extent sales expenses are not covered by the sales charge, they will be recovered from surplus and other funds. Sales charges for Policies sold under certain group or sponsored arrangements may be lower than for Policies sold otherwise. (See "Group or Sponsored Arrangements.")

  NEVLICO expects that revenues from the sales charge will fall short of covering total distribution expenses. NEVLICO will realize a gain if the minimum death benefit risk charge or the mortality and expense risk charge is more than sufficient to cover its actual cost of such death benefit and expense commitments. Any such excess may be used to cover distribution costs.

  MINIMUM DEATH BENEFIT RISK CHARGE. NEVLICO charges 1.2% of the basic premium to provide for the possibility that the insured will die at a time when the Variable Death Benefit would be less than the Guaranteed Minimum Death Benefit of the Policy.

  STATE PREMIUM TAX CHARGE. NEVLICO deducts 2% of the basic premium to cover state premium taxes. These taxes vary from state to state and the 2% rate is an average.

  EXAMPLE: The following shows what amount of net annual premium would be put into the sub-accounts of the Variable Account at the start of each policy year for the Policy shown in Appendix A under ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED PREMIUMS.

                                        MALE ISSUE AGE 25    MALE ISSUE AGE 40
                                       $500 ANNUAL PREMIUM $1,000 ANNUAL PREMIUM
       BEGINNING OF                          $40,969              $39,549
       POLICY YEAR                         FACE AMOUNT          FACE AMOUNT
       ------------                    ------------------- ---------------------
       1st............................       $213.73              $602.70
       2nd through 4th................        394.32               818.32
       Thereafter.....................        428.46               859.52

CHARGES AGAINST THE NEW ENGLAND ZENITH FUND AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

  Charges for investment advisory expenses, SEC registration expenses, independent trustees' compensation and fees of legal counsel to the independent trustees are deducted from the assets of the New England Zenith Fund. (See "Investment Management" and Appendix A.)

  NEVLICO charges the sub-accounts of the Variable Account for the mortality and expense risks NEVLICO assumes. The charge is made daily at an effective annual rate of .35% of the value of each sub-account's assets that come from Variable Life Insurance Policies. The mortality risk NEVLICO assumes is that insureds may live for shorter periods of time than NEVLICO estimated. The expense risk NEVLICO assumes is that NEVLICO's costs of issuing and administering Policies may be more than NEVLICO estimated.

  If all the money NEVLICO collected from this charge is not needed to cover death benefits and expenses, the money will be contributed to NEVLICO's general account. Conversely, even if the money NEVLICO collects is insufficient, NEVLICO will provide for all death benefits and expenses.

  In the future, if appropriate, NEVLICO will impose a charge for certain income taxes incurred in connection with the Variable Account. (See "Charge for NEVLICO's Income Taxes".)

COST OF INSURANCE CHARGES

  The cost of providing insurance protection for a Policy is deducted on the last day of each policy month. A prorated charge for the cost of insurance protection is deducted on the date the Policy is surrendered, if it is other than the last day of a Policy month. (See Appendix C and Appendix D.)

GUARANTEE OF PREMIUMS AND CERTAIN CHARGES

  NEVLICO guarantees, and may not increase, the amount of the premiums, charges deducted from premiums and charges to the sub-accounts of the Variable Account for mortality and expense risks. For a discussion of the extent to which the cost of providing insurance protection is guaranteed, reference should be made to Appendix D.

GROUP OR SPONSORED ARRANGEMENTS

  Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

  The charge for sales load described in "Charges Deducted From Premiums" may be reduced for Policies issued in connection with group or sponsored arrangements. NEVLICO will reduce the sales charge in accordance with its rules in effect as of the date an application for a Policy is approved. To qualify for such a reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size and number of years in existence. Generally, the sales contacts and effort per Policy vary based on such factors as the size of the group or sponsored arrangement, its stability as indicated by its term of existence, the purposes for which Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort resulting from sales to qualifying groups and sponsored arrangements.

  NEVLICO may modify from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. In no event, however, will group or sponsored arrangements established for the sole purpose of purchasing Policies, or which have been in existence for less than six months, qualify for such reductions. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policy Owners and all other Policy Owners of Policies funded by the Variable Account.

  In 1983 the United States Supreme Court held that certain insurance policies, the benefits under which vary based on sex, may not be used to fund certain employer-sponsored benefit plans and fringe benefit programs. Therefore, NEVLICO offers Policies which do not vary based on sex for use in connection with certain employer-sponsored benefit plans and fringe benefit programs. NEVLICO recommends that any employer proposing to offer the Policies to employees under a group or sponsored arrangement consult his or her attorney before doing so. (See Appendix D.)

                           PRINCIPAL POLICY FEATURES

  The benefits payable under the Variable Life Insurance Policies sold by NEVLICO are funded by NEVLICO's Variable Account. Premiums paid, net of certain deductions, are allocated to one or more of the Variable Account's five sub-accounts, each of which invests, in turn, in the shares of a distinct portfolio of the New England Zenith Fund. Policies are non-participating policies and have no right to share in NEVLICO's earnings or surplus.

NET INVESTMENT EXPERIENCE

  For the purpose of calculating Variable Death Benefits, the net investment experience of a Policy's Sub-Accounts is determined as of each Monthly Valuation Date, and for the purpose of calculating cash values, is determined as of each day the New York Stock Exchange is open for trading. (See "How does the death benefit vary?", and "How does the cash value vary?") For both purposes, the calculation is made as of the closing of the New York Stock Exchange (currently 4:00 p.m. New York City time) on the day as of which the calculation is made. A sub-account's net investment experience for any period equals the investment experience of the underlying New England Zenith Fund shares for the same period, reduced by the amount of the charges against the sub-account for such period. The investment experience of the underlying New England Zenith Fund shares is the increase or decrease in the net asset value (which takes into account the amount of advisory fees charged against the Fund) of such shares during the period, increased by the amount of any dividends or capital gains distributions on such shares during the period. Such dividends and distributions will be reinvested in New England Zenith Fund shares and will thereby affect subsequent investment experience. Charges against the Policy's Sub-Accounts initially will be made only for the mortality and expense risks NEVLICO assumes. In the future, NEVLICO will also impose a charge against the sub-accounts for income taxes, if appropriate. (See "Charges Against the New England Zenith Fund and the Sub-Accounts of the Variable Account" and "Charge for NEVLICO's Income Taxes".)

DEATH BENEFIT

  Subject to the adjustments referred to below, the death benefit will equal the greater of the Variable Death Benefit and the Guaranteed Minimum Death Benefit as of the date of death of the insured. Whether a Policy's Variable Death Benefit is higher than the Guaranteed Minimum Death Benefit depends on the net investment experience of the Policy's Sub-Accounts. (See Appendix A.)

  The amount of death benefit actually paid to the insured's beneficiary will be: (i) reduced by any outstanding policy loan plus accrued interest; (ii) reduced by the pro rata portion of any unpaid premium to the date of death if death occurs during the grace period; (iii) increased by the pro rata portion of any premium paid for a period beyond the date of death; and (iv) increased by any additional benefit payable under a Rider if so provided in the Rider. (See "Variable Death Benefit", "Loan Provision", "Premium", "Additional Benefits by Rider" and "Limits On NEVLICO's Right to Challenge the Policy".) The death benefit will reflect any adjustments necessary as a result of: (i) misstatement of the insured's age or sex made in the application for insurance; (ii) the insured's suicide within two years from the Policy's date of issue (or less as required by the applicable state law); (iii) exercise of NEVLICO's right to challenge the validity of the Policy within two years from the date of issue; or (iv) any limits imposed by rider on the amount of death proceeds payable under a Policy. (See "Limits to NEVLICO's Right to Challenge the Policy".) (See "Misstatement of Age or Sex" and "Suicide".)

  Interest will be paid from the date of death to the date of payment at a rate determined each year by NEVLICO in accordance with applicable state law. (See "Payment Options" and "Payment of Proceeds".)

GUARANTEED MINIMUM DEATH BENEFIT

  The Guaranteed Minimum Death Benefit equals the initial face amount specified in a Policy, regardless of the investment experience of the Policy's Sub-Accounts, assuming premiums have been paid when due and there is no outstanding policy loan.

VARIABLE DEATH BENEFIT

  The Variable Death Benefit reflects all past net investment experience of the Policy's Sub-Accounts. In the first policy month, a Policy's Variable Death Benefit equals the initial face amount specified in the Policy. After the first policy month for the Policy of a male insured in a standard risk classification, the Policy's Variable Death Benefit will not change if the net investment experience of the Policy's Sub-Accounts is the monthly equivalent of 4% per year. If the net investment experience of the Policy's Sub-Accounts exceeds the monthly equivalents of 4% per year, the Policy's Variable Death Benefit will increase: if the net investment experience of the Policy's Sub-Accounts for any month is less than 4% per year, the Policy's Variable Death Benefit will decrease. (See "Net Investment Experience".) The amount by which the Variable Death Benefit will increase or decrease for any month is the amount of paid-up life insurance which the dollar amount of such excess or shortfall in net investment experience would purchase at net single premium rates described in the Policy for the insured's age. (See Appendix B.) The amount of increase or decrease will be more favorable for the Policy of a preferred risk or (except in the case of a non-sex-based Policy) female insured than for the comparable Policy of a standard risk male insured. (See Appendix B and Appendix D.)

  A Policy's Variable Death Benefit is determined monthly as of the Policy's Monthly Valuation Date. Once determined, the Variable Death Benefit for a Policy remains the same for the following policy month. The Policy Owner foregoes any increase and avoids any decrease in the Variable Death Benefit until the next Monthly Valuation Date. (See "How does the death benefit vary?")

  The Variable Death Benefit for a Policy is cumulative. Increases and decreases in the Variable Death Benefit are carried into each succeeding policy month. The Variable Death Benefit for a Policy can be higher or lower than the Guaranteed Minimum Death Benefit. If the Variable Death Benefit is higher than the Guaranteed Minimum Death Benefit, further net investment experience by the Policy's Sub-Accounts at annual rates in excess of 4% will produce a larger Variable Death Benefit. If the Variable Death Benefit is lower than the Guaranteed Minimum Death Benefit, subsequent net investment experience by the Policy's Sub-Accounts at annual rates in excess of 4% must, in most cases, first offset the amount by which the Variable Death Benefit is lower than the Guaranteed Minimum Death Benefit: the Variable Death Benefit will then become higher than the Guaranteed Minimum Death Benefit if the Policy's Sub-Accounts experience further subsequent net investment experience at annual rates in excess of 4%.

  EXAMPLE: Using the Policy illustrated on page 33 assume a hypothetical constant gross annual rate of return for the Policy's Sub-Accounts of 0% for the first 5 policy years. This results in a Variable Death Benefit below the Guaranteed Minimum Death Benefit. Net investment experience at a constant annual rate of approximately 16.5% in the 6th policy year would be necessary to offset the amount by which the Variable Death Benefit is lower than the Guaranteed Minimum Death Benefit so that they would be equal at the end of that year. Any subsequent net investment experience at an annual rate in excess of 4% would produce a Variable Death Benefit higher than the Guaranteed Minimum Death Benefit.

  A rate greater than 16.5% in the 6th policy year would not be necessary to offset the amount by which the Variable Death Benefit is lower than the Guaranteed Minimum Death Benefit. This is because during each policy year, regardless of net investment experience, the amount provided for investment in the Policy's Sub-Accounts increases by the amount of net premiums paid; by the 6th policy year the rate of net investment experience applies to a larger amount provided for investment than it does in the first 5 policy years. Thus, the 16.5% rate is applied to a larger amount provided for investment in the 6th policy year than is the 0% rate in the first 5 policy years.

  The amount of the Variable Death Benefit below the Guaranteed Minimum Death Benefit also could be offset over a long period of time. Thus, if the gross investment experience in the first 5 policy years was at a constant annual rate of 0%, net investment experience at a constant annual rate of approximately 5.8% in each of the 5 following policy years would be required to produce a Variable Death Benefit larger than the Guaranteed Minimum Death Benefit by the end of the 10th policy year.

  In any given policy month, the greater the amount provided for investment in a Policy's Sub-Accounts, the greater the effect net investment experience will have on the Variable Death Benefit. (See "Amount Provided for Investment in a Policy's Sub-Accounts".) In early policy years, sales load deductions from premiums are larger than in later policy years, so the net premiums provided for investment will be greater in later policy years than in early policy years. If, as is likely assuming no policy loans or partial surrenders, the total amount provided for investment in a Policy's Sub-Accounts is indeed greater in later policy years than in early policy years, net investment experience in later policy years will have a greater effect on the Variable Death Benefit. This effect will at least partially be offset by the fact that the net single premium rates used for converting investment experience into increases or decreases in the Variable Death Benefit as described above, rise as the insured grows older. (See Appendix B.)

  EXAMPLE: Assume the Policy illustrated on page 33 is in force and premiums are paid to the date of death with no policy loan. Assuming a hypothetical constant gross annual rate of return for the Policy's Sub-Accounts of 8% (equivalent to net investment experience at a constant annual rate of 7.12%), the Variable Death Benefit at the end of policy year 6 is .93% higher than the Variable Death Benefit at the end of policy year 5. The Variable Death Benefit at the end of policy year 20 would be 2.63% higher than the Variable Death Benefit at the end of policy year 19 as follows:

   Variable Death Benefit at end of policy year 19  ...........     $51,922
   Increase in Variable Death Benefit..........................     $ 1,364
                                                                (2.63% increase)
   Variable Death Benefit at end of policy year 20  ...........     $53,286

  Any increase in the Variable Death Benefit will not bear a dollar-for-dollar relationship to the net investment experience of the Policy's Sub-Accounts. (See Appendix B.) Nor will any Variable Death Benefit increase necessarily be related to inflation rates. There is no guarantee that net investment experience will be sufficient to result in an increase in the Variable Death Benefit. The amount of the Variable Death Benefit will be affected by the premium payment schedule chosen. (See "Premiums".) As stated above, the death benefit paid will never be less than the Guaranteed Minimum Death Benefit, as long as premiums have been paid when due and there is no outstanding policy loan.

AMOUNT PROVIDED FOR INVESTMENT IN A POLICY'S SUB-ACCOUNTS

  An amount is first provided for investment in a Policy's Sub-Accounts as of the "investment start date", which is the latest of the date NEVLICO receives a premium payment for the Policy, the date Part II of the Policy application is signed and the policy date. If a premium payment has been made with the application, the policy date is the later of the date Part II of the application has been signed and receipt of the premium, and, in such cases, is the same as the investment start date. In such cases, the amount provided for investment is generally equal to the Policy's first net premium for future insurance coverage.

  The insured is covered under the terms of a temporary insurance agreement during any period between (i) the date by which NEVLICO receives both a premium payment for the Policy and Part II of the application and (ii) the date variable life insurance coverage commences. The temporary insurance agreement provides insurance coverage in limited amounts, depending on the amount of insurance applied for and the risk classification of the insured. The maximum amount of coverage available under the agreement for a standard or preferred risk is $500,000 or the amount of insurance applied for, if less. The maximum coverage available under the agreement for a substandard risk is the lesser of $250,000 and the amount of insurance applied for. The maximum coverage available if the insured is determined to be uninsurable is $50,000. Coverage under the agreement terminates on the earliest of: (i) the date the variable life policy is delivered to the applicant and any balance of premium then due is paid; (ii) the date on which NEVLICO notifies the applicant of termination of the agreement and refunds the premium paid, and
(iii) 60 days after the date Part II of the Policy application is signed. If a Policy is issued and accepted, cost of insurance charges will accrue from the policy date even if the Policy issuance was delayed due to underwriting requirements, will be deducted at the end of each policy month, and will be in amounts based on the face amount of the Policy issued, regardless of the limitations on coverage under the temporary insurance agreement. Upon declining an application, NEVLICO will refund the premium payment made.

  If the initial premium is to be paid upon delivery of the Policy, the Policy will be issued with a policy date which is generally five days after issue. The investment start date will be the later of the policy date and the date the premium is received. Monthly cost of insurance deductions will accrue from the policy date. Interest at a 4% rate will be credited to the Policy for the period, if any, between the policy date and the investment start date. Insurance coverage will begin upon receipt of the premium.

  Under limited circumstances, NEVLICO may backdate a policy, upon request, by deeming the policy date earlier than the date the application is signed. For a backdated policy, an additional amount is provided for investment on the investment start date. The additional amount equals the net premiums payable for the period prior to the investment start date, minus accumulated cost of insurance deductions, plus interest on such adjusted net premiums at 4%.

  On any subsequent premium due date, the amount provided for investment is the sum of the net cash value on that date, calculated as if premiums were paid to but not including that date, plus the net premium for the premium payment interval beginning on that date; plus, after being credited to the Policy's Sub-Accounts, any interest accrued in NEVLICO's general account on the amount of a policy loan. (See "What is the relationship between the premium and the amount allocated to the sub-accounts of the Variable Account?" and "Loan Provision".) As of each day the New York Stock Exchange is open for trading ("Valuation Date"), the amount provided for investment in a Policy's Sub-Accounts will be adjusted to reflect the net investment experience of those sub-accounts for that day.

CASH VALUE OF THE POLICY

  AMOUNT OF NET CASH VALUE. The cash value of a Policy for a given day is equal to the net premiums accumulated to the given day for the Policy; plus or minus any accumulated net investment experience for the Policy adjusted through the given day; plus any interest payable by NEVLICO on amounts transferred to its general account as a result of a policy loan; minus any uncollected amount of the first year administrative charge; minus accumulated deductions for the cost of insurance. The cost of insurance is deducted from the cash value on the last day of each policy month, and a prorated charge for the cost of insurance protection is deducted on the date the Policy is surrendered, if it is other than the last day of the policy month.

  The net cash value is the amount which the Policy Owner may obtain upon surrender of the Policy. The net cash value for a Policy is its cash value on the date of surrender minus any outstanding policy loan and accrued interest. (See "What is the relationship between the premium and the amount allocated to the sub-accounts of the Variable Account?", "Premiums", "Charges Deducted from Premiums", Appendix C--"How the Amount Provided for Investment in a Policy's Sub-Accounts Relates to Net Cash Value" and Appendix D.) The amount payable upon surrender will also include the value of any additional benefit provided by the rider if so provided in the rider.

  The net cash value of a Policy may increase or decrease between Valuation Dates, depending on the net investment experience of the Policy's Sub-Accounts. The net cash value for a substandard risk Policy is the same as for a comparable standard risk Policy. It is unlikely that a Policy for which premiums are paid more frequently than annually will have a net cash value during the early part of the first policy year because of the first year uncollected administrative expense charges. It is possible, because of unfavorable net investment experience of a Policy's Sub-Accounts, for such Policy's net cash value to be reduced to zero. The Policy Owner bears the entire risk for such a reduction since there is no guaranteed minimum cash value.

  Net cash value will be affected by the premium payment schedule chosen. (See "Premiums".)

  The determination of the cash value for a Policy continued as Paid-Up or Extended Term Insurance will differ from that described above. (See "Default and Lapse Options".)

  SURRENDER. A Policy may be surrendered in whole or in part for its net cash value while the insured is living. Surrendering a Policy in part involves splitting a Policy into two Policies: one is surrendered for its net cash value; the other is continued in force. The continued Policy continues at the original Policy's premium rates and must have a face amount of at least $25,000. For certain group or sponsored arrangements, the minimum face amount required may be reduced.

  To surrender a Policy in whole, the Policy Owner must send a written request, signed by the Policy Owner, to NEVLICO's Principal Administrative Office. To surrender a Policy in part, the Policy Owner must send a written request, signed by the Policy Owner, together with the Policy to NEVLICO's Principal Administrative Office. The net cash value of a surrender Policy will be determined as of the date of receipt of the necessary documentation at NEVLICO's Principal Administrative Office. (See "Payment of Proceeds".)

LOAN PROVISION

  The discussion which follows assumes that premiums have been paid when due.

  LOAN CONDITIONS. A Policy Owner may borrow all or part of the Policy's "loan value" at any time; however, in the first policy year NEVLICO's consent is required. The amount available to be borrowed at any time is equal to the loan value less any outstanding policy loan and accrued interest. Policy loans may not be made if a Policy is being continued as Extended Term Insurance. The Policy will be security for the policy loan. NEVLICO will make a policy loan as of the policy loan date--the date as of which a loan request is received at NEVLICO'S Principal Administrative Office. (See "When are communications and payments deemed received at NEVLICO's Principal Administrative Office?")

  The Policy's loan value is equal to 90% of the Policy's cash value, as of the date of receipt of the loan request at NEVLICO's Principal Administrative Office, (i) projected (assuming a constant annual rate of return of 4%) to the next policy anniversary or premium due date, whichever is earlier and (ii) discounted at the interest rate actually charged on the policy loan. If the Policy is being continued as Paid-Up Insurance, the Policy Owner may borrow up to the amount of the cash value on the next anniversary minus interest at 5% a year. A fixed loan interest rate of 5% per year is charged on policy loans, accrues daily, and is due on premium anniversaries. Any interest remaining unpaid when due will be added to the outstanding policy loan. (See "Payment of Proceeds".)

  EXAMPLE: Assume the Policy illustrated on page 33 is in force and premiums have been paid when due. Assume a constant 8% hypothetical gross annual rate of return for the Policy's Sub-Accounts (which equals a net investment experience at a constant annual rate of 7.12%). After the premium payment on the 10th policy anniversary, the maximum amount that could be borrowed would be determined as follows under (i) an annual premium payment schedule and (ii) a quarterly premium payment schedule:

                                                               ANNUAL   QUARTERLY
                                                               ------   ---------
        (1) Cash Value After Premium Payment on 10th
            Policy Anniversary............................   $10,266.88 $9,494.21
        (2) Cash Value Projected at a Constant Annual Rate
            of Return of 4% to the
            (a) 11th Policy Anniversary...................    10,406.49
            (b) Next Premium Due Date.....................               9,518.33
        (3) Projected Cash Value Discounted at a Constant
             Annual Rate of 5% to the 10th Policy
             Anniversary:.................................     9,910.94  9,400.82
        (4) Maximum Amount Borrowable: 90% of the
            Discounted Projected Cash Value...............     8,919.85  8,460.74

  A Policy Owner may elect an automatic premium loan option. Under this option, if a scheduled premium has not been paid by the end of the grace period, the Policy's loan value will be used to pay the scheduled premium to the next quarterly due date. If the unpaid premium is an annual or semiannual premium, it will be paid in full if possible. No premium will be paid if the Policy's loan value is not sufficient to pay a premium to the next quarterly due date. Loan interest will be charged on automatic premium loans from the due date of the premium. Automatic premium loans will be available to a Policy Owner as of the premium due date after receipt of the written request for such automatic premium loans at NEVLICO's Principal Administrative Office. (See "When are communications and payments deemed received at NEVLICO's Principal Administrative Office?")

  EFFECT OF POLICY LOAN. A policy loan does not affect the amount of the premiums due. The amount provided for investment in a Policy's Sub-Account is reduced by the amount of a policy loan, as of the date of the policy loan. Repayment of the policy loan causes this amount provided for investment to increase by the amount of the repayment, as of the date of the repayment. (See "When are communications and payments deemed received at NEVLICO's Principal Administrative Office?") NEVLICO attributes a policy loan to the Policy's Sub-Accounts in proportion to the amount then provided for investment in each such Sub-Account, unless the Policy Owner requests otherwise. Similarly, NEVLICO attributes repayment of a policy loan to the Policy's Sub-Accounts in proportion to the amount then provided for investment in each, unless the Policy Owner requests otherwise.

  The amount removed from the Policy's Sub-Accounts as a result of a policy loan will earn interest at 4%, which will be credited to the Policy's Sub-Accounts annually in proportion to the Policy's cash value in each such Sub-Account as of the date of crediting.

  EXAMPLE: Assume the Policy illustrated on page 33 is in force and premiums are paid when due with no policy loan. Assume a constant 8% hypothetical gross annual rate of return for the Policy's Sub-Accounts (which equals a net investment experience at a constant annual rate of 7.12%). If the insured takes a policy loan for $2,000 at the end of the 5th policy year, it will affect the Variable Death Benefit and cash value (before subtracting the amount of the policy loan with loan interest) at the end of the 6th policy year as follows:

                                           WITHOUT POLICY LOAN WITH POLICY LOAN
                                           ------------------- ----------------
       Variable Death Benefit.............     $40,818.94         $40,656.63
       Cash Value.........................       4,841.44           4,779.26

The difference results from the fact that the portion of cash value equal to the amount of policy loan is transferred from the Variable Account to the general account. The net annual return on the amount transferred is reduced to 4% a year, rather than the Variable Account's annual net investment experience of 7.12%.

  The amount removed from the Policy's Sub-Accounts as a result of a policy loan is not affected by the investment experience of those sub-accounts from which the amount provided for investment was withdrawn. Therefore, the Variable Death Benefit and the net cash value can be permanently affected by the existence of any policy loan, whether or not repaid in whole or in part. The amount of any outstanding policy loan, plus interest accrued thereon, is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  If a policy loan plus accrued interest exceeds the Policy's cash value, NEVLICO will notify the Policy Owner of pending termination. The Policy will terminate 31 days after such notice has been mailed, unless NEVLICO has received repayment of the excess amount. (See "When are communications and payments deemed received at NEVLICO's Principal Administrative Office?") If the insured dies after notice but before expiration of the 31-day period. NEVLICO will pay the beneficiary the death benefit proceeds. (See "Death Benefit".)

PAYMENT OF PROCEEDS

  As long as a Policy is in effect other than as Extended Term or Paid-Up Insurance and assuming that the Policy is not being contested. NEVLICO will ordinarily pay any net cash value, policy loan or death benefit proceeds within 7 days after receipt at NEVLICO's Principal Administrative Office of a signed request for surrender of a Policy, a request to make a policy loan or proof of death of the insured, respectively, in a form satisfactory to NEVLICO. (See "When are communications and payments deemed received at NEVLICO's Principal Administrative Office?" and "Limits to NEVLICO's Right to Challenge the Policy".) However, NEVLICO reserves the right to suspend or postpone the payment of such proceeds for any period: (i) when the New York Stock Exchange is closed for trading, (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer impractical or (iii) at any other time when the New England Zenith Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

  If a Policy is in effect as Extended Term or Paid-Up Insurance, NEVLICO expects to pay any cash value promptly. However, NEVLICO has the right to delay payment of the net cash value of such insurance for up to 6 months. NEVLICO will pay interest of not less than 3.5% a year if it delays such a payment for 30 days or more.

  If a Policy is in force as Paid-Up Insurance, NEVLICO can postpone the making of any policy loan (other than policy loans to pay premiums on policies issued by NEVLICO) for not more than 6 months from the date application for a policy loan is made.

  The payee may elect to receive death benefit or cash value proceeds in a lump sum or under other payment options. (See "Payment Options".)

PREMIUMS

  PAYMENT PERIOD AND FREQUENCY. Premiums are payable on due dates during the lifetime of the insured for the period specified in the Policy. Insureds under 25 years of age at issue pay premiums for 40 years; those from ages 25 to 40 at issue pay premiums to age 65; and those above 40 years of age at issue pay premiums for 25 years. The Policy Owner selects the schedule of premium payments--quarterly, semiannual, annual or, if agreed to by NEVLICO, otherwise. Variable Death Benefits and cash values will vary depending on the schedule of premium payments chosen. For example, a Policy Owner who pays an annual premium at the beginning of the policy year will experience a larger dollar amount of net investment experience (whether favorable or unfavorable) by the end of the policy year than a Policy Owner who pays quarterly premiums. (See "Net Investment Experience" and "Amount Provided for Investment in a Policy's Sub-Accounts".) When premiums are paid more frequently than annually, the aggregate premiums for a policy year are higher than otherwise, reflecting a charge for additional administrative expenses and the loss of interest. (See "Charges Deducted from Premiums".)

  EXAMPLE: Assume the Policy illustrated on page 33 is in force and premiums are paid when due with no policy loan. Assuming a hypothetical constant gross annual rate of return for the Policy's Sub-Accounts of 4% (equivalent to a net investment experience at a constant annual rate of 3.16%), the death benefit and net cash value at the end of the 5th policy year would be:

                              Death
                              Benefit:   $39,549
                              Net Cash
                              Value:       3,430

  If, instead of paying annual premiums of $1,000, the Policy Owner paid quarterly premiums of $254.54 for the same face amount of $39,549, values at the end of the 5th policy year would be:

                              Death
                              Benefit:   $39,549
                              Net Cash
                              Value:       3,439

  Assuming a hypothetical constant gross annual rate of return of 8% (equivalent to a net investment experience at a constant annual rate of 7.12%), values for the two Policies at the end of the 5th policy year would be:

                         $1,000          $254.54
                     ANNUAL PREMIUM QUARTERLY PREMIUM
                     -------------- -----------------
     Death Benefit      $40,444          $40,305
     Net Cash Value       3,847            3,792

  Assuming a hypothetical constant gross annual rate of return of 0% (equivalent to a net investment experience at a constant annual rate of -
 .81%), values for the two Policies at the end of the 5th policy year would be:

                         $1,000          $254.54
                     ANNUAL PREMIUM QUARTERLY PREMIUM
                     -------------- -----------------
     Death Benefit      $39,549          $39,549
     Net Cash Value       3,051            3,115

  A Policy Owner can change the schedule of premium payments at any time. A change to a schedule of less than frequent premium payments (e.g., from quarterly to annual) will become effective after receipt of the request for change at NEVLICO's Principal Administrative Office as of the next premium due date under the newly requested premium payment schedule. A change to a schedule of more frequent premium payments (e.g., from annual to quarterly) will become effective after receipt of the request for change at NEVLICO's Principal Administrative Office as of the next premium due date under the original premium payment schedule. (See "When are communications and payments deemed received at NEVLICO's Principal Administrative Office?")

  A change of premium payment schedule will affect the Variable Death Benefit and cash value of the Policy. During any period when the Policy's net investment experience exceeds a 4% annual rate, change to a schedule of less frequent premium payments (e.g., from quarterly to annual) will tend to cause the Variable Death Benefit and cash value to increase more in periods subsequent to the change than they otherwise would. During such a period, change to a schedule of more frequent premium payments (e.g., from annual to quarterly) will tend to cause the Variable Death Benefit and cash value to increase less in periods subsequent to the change than they otherwise would. The reverse will be true during any period when the Policy's net investment experience is less than an annual rate of 4%. During any period when the Policy's net investment experience equals an annual rate of 4%, change to a different premium payment schedule will have a minimal effect on the Policy's Variable Death Benefit and cash value.

  Generally, premiums may be paid by automatic premium loans. (See "Loan Provision".)

  Premiums are payable at NEVLICO's Principal Administrative Office or at any NEVLICO agency on or before their due dates. Net premiums, after the first, will be credited to a Policy's Sub-Accounts on the premium due dates.

  LEVEL PREMIUMS. For a Policy in a substandard risk classification, extra premiums are payable. Otherwise, premiums are fixed and level and do not vary with the investment experience of the Policy's Sub-Accounts. The level gross premiums act as an averaging device to cover expenses other than the cost of insurance, which are highest in the early policy years, and the cost of the mortality risk, which increases with age. Thus, in the early policy years premiums are higher than needed to pay death claims, while in later years premiums are less than required to pay the death claims. Accordingly, the assets allocated to the Policy's Sub-Accounts in the early policy years are used in part to support the expected death claims in those years, with the balance accumulated as a reserve to help pay the death claims in the later policy years. Also, assets are allocated to NEVLICO's general account to accumulate as a reserve to cover the contingency that the insured will die at a time when the Guaranteed Minimum Death Benefit exceeds the death benefit which would have been payable in the absence of such guarantee. In setting its premium rates, NEVLICO took into consideration actuarial estimates of death and surrender benefits, lapses, expenses, general account investment experience and an amount to be contributed to NEVLICO's surplus.

  ILLUSTRATIONS OF PREMIUM RATES. The following tables show premiums for certain face amounts.

                          $25,000 FACE AMOUNT POLICY
                         (Other Than Substandard Risk)

                                                                         (D)
                                                         (C)         PERCENTAGE
                                                        SUM OF       DIFFERENCE
     AGE AT         (A)                (B)          FOUR QUARTERLY     BETWEEN
     ISSUE     ANNUAL PREMIUM   QUARTERLY PREMIUM      PREMIUMS      (A) AND (C)
     ------    --------------   -----------------   --------------   -----------
       25        $  318.75           $ 81.80          $  327.20         2.65%
       40           645.00            164.53             658.12         2.03

                          $100,000 FACE AMOUNT POLICY
                         (Other Than Substandard Risk)

                                                                         (D)
                                                         (C)         PERCENTAGE
                                                        SUM OF       DIFFERENCE
     AGE AT         (A)                (B)          FOUR QUARTERLY     BETWEEN
     ISSUE     ANNUAL PREMIUM   QUARTERLY PREMIUM      PREMIUMS      (A) AND (C)
     ------    --------------   -----------------   --------------   -----------
       25        $1,170.00           $297.65          $1,190.60         1.76%
       40         2,475.00            628.65           2,514.24         1.59

  CONVERSION FROM TERM INSURANCE. Upon the conversion from certain term insurance issued by The New England to a Policy, the Policy Owner will receive a credit toward the premium payable on the Policy. The credit will be an amount equal to the lesser of 25% of the Policy's initial premium and: (i) 80% of the term premium paid to the effective date of the conversion, if the conversion takes place more than 120 days after the term insurance is issued, up to and including the first policy anniversary; (ii) 80% of the first year term premium, if the conversion takes place during the second policy year; and
(iii) 100% of the term premium on the policy anniversary prior to the conversion if the conversion takes place on or after the second policy anniversary. The conversion is subject to payment of the premium on the Policy, less the amount of the conversion credit.

INVESTMENT OPTION

  The Policy Owner has the option to allocate net premiums among the sub-accounts of the Variable Account in any combination. Any portion of a net premium allocated to one of the Policy's Sub-Accounts must be at least 10% of the net premium on the date the allocation takes effect. Percentages allocated must be in whole numbers. The initial election must be made by the Policy Owner at the time of completion of the application for the Policy. The Policy Owner may thereafter change the election at any time. The reallocation will be effective as to any net premiums applied on or after the date of receipt at NEVLICO's Principal Administrative Office of written notice signed by the Policy Owner of the change of election in a form satisfactory to NEVLICO. (See "When are communications and payments deemed received at NEVLICO's Principal Administrative Office?")

TRANSFER OPTION

  The Policy Owner may redistribute the amount provided for investment in the Policy's Sub-Accounts up to four times in a policy year without NEVLICO's consent. All sub-account transfer requests made at the same time will be treated as a single redistribution and will be effective at net asset value as of the date of receipt of the transfer request at NEVLICO's Principal Administrative Office. (See "When are communications and payments deemed received at NEVLICO's Principal Administrative Office?")

  The Policy Owner may request a transfer by written request to NEVLICO's Principal Administrative Office or by telephoning New England Securities. To request a transfer by telephone, the Policy Owner should contact his or her registered representative or contact New England Securities at 1-800-442-4096 (inside Massachusetts) or 1-800-451-5004 (outside Massachusetts). NEVLICO and New England Securities are not responsible for the authenticity of transfer instructions received by telephone.

DEFAULT AND LAPSE OPTIONS

  A premium unpaid as of its due date is in default, but the Policy provides for a 31-day grace period for the payment of each premium after the first. The insurance continues in full force during the grace period but, if the insured dies during the grace period, a pro rata portion of the unpaid premium to the date of death will be deducted from the amount otherwise payable.

  For 60 days after the due date of a Policy's premium in default, NEVLICO will not make the usual cost of insurance deductions from the Policy's cash value. Therefore, during this period, such Policy's cash value will not be less than its cash value on the premium due date plus or minus the Policy's share of the net investment experience of the Policy's Sub-Accounts from the premium due date to the date of calculation. If the premium in default is paid, retroactive cost of insurance deductions will be made.

  If the Policy is in a standard or preferred risk classification, any net cash values determined generally will be applied as of the due date of the premium in default as Extended Term Insurance--fixed benefit life insurance for a limited term with no further premiums due--unless the Policy Owner elects Paid-Up Insurance--fixed benefit permanent life insurance with no further premiums due. The Policy Owner can make or change his election by a written request at NEVLICO's Principal Administrative Office within 60 days after the due date of the premium in default. (See "When are communications and payments deemed received at NEVLICO's Principal Administrative Office?")

  Whether or not a Policy Owner makes an election, (i) if the Policy's net cash value will provide an amount of Paid-Up Insurance equal to or greater than the amount of Extended Term Insurance available for such Policy, the net cash value will be applied as Paid-Up Insurance and (ii) if the insured dies within 60 days after the due date of premium in default, the lapse option which will provide the larger death benefit will be used.

  If a Policy is in a substandard risk classification, its net cash value may be applied only as Paid-Up Insurance.

  If a Policy is being continued as Paid-Up or Extended Term Insurance, the cash value will equal the net single premium which would be required to provide the insurance at the age of the insured on the date of valuation. For 31 days after each policy anniversary, the cash value of such a Policy will not be less than the cash value on that anniversary.

  REINSTATEMENT. The Policy may be reinstated in accordance with its terms (including evidence of insurability satisfactory to NEVLICO and payment of the required charges) within 7 years after the date of default in premium payments or, with NEVLICO's consent, beyond 7 years after such date. However, if the Policy has been surrendered for its net cash value, the Policy can be reinstated only with NEVLICO's consent. If Extended Term Insurance is in force and there are at least five years of the term left, proof of insurability will not be required to reinstate the Policy, but it may be required to reinstate riders. Reinstatement is effected by the payment of (a) any outstanding policy loan at the time the Policy lapsed (if such policy loan is not continued in effect under the reinstated Policy), together with (i) interest to the date of reinstatement calculated at 5% compounded annually, if the policy loan were at the fixed rate or (ii), if the Variable Loan Interest Rate had been in effect, the interest that would have accrued if the Policy had not lapsed, and (b) the greater of (i) 110% of any increase in cash value resulting from reinstatement plus each unpaid Rider premium with 5% interest compounded annually or (ii) all unpaid premiums plus 5% interest compounded annually.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

  At any time during the first twenty-four months after the date of issue shown in the Policy while premiums are being paid when due, the Policy Owner may exchange the Policy without evidence of insurability for a fixed-benefit life insurance policy. The new policy will have the same face amount, policy date, issue age and risk classification for the insured as the Variable

Life Insurance Policy, but will be issued by New England Mutual Life Insurance Company. For Policies issued in New York, the Policy Owner has the option of exchanging to a new policy with a face amount equal to the current death benefit of the exchanged Policy. Premiums for the new policy will be based on the premium rates for comparable fixed-benefit life insurance policies issued by The New England which were in effect on the policy date of the original policy. Additional benefits by rider will be available on the new policy with the consent of The New England.

  The exchange will be effective on the date of receipt of written notice at NEVLICO's Principal Administrative Office in a form satisfactory to NEVLICO, together with the Policy and payment to NEVLICO of any cost to exchange. (See "When are communications and payments deemed received at NEVLICO's Principal Administrative Office?")

  The exchange shall be subject to an equitable adjustment to reflect variances, if any, in the premiums and cash values under the Policy and the new fixed-benefit policy. For this purpose, cash value of a Policy is determined as of the effective date of the exchange. Any outstanding policy loan must be repaid on or before the effective date of the exchange.

PAYMENT OPTIONS

  The death benefit or net cash value proceeds of a Policy can be paid in a lump sum, or the Policy Owner or payee can choose to apply all or a part of the proceeds under one of the payment options described below. NEVLICO will pay interest on the death benefit proceeds from the date they become payable to the date of payment in a lump sum or to the effective date of the elected payment option, as stated in the election. A combination of payment options can be issued. Proceeds applied under a payment option will no longer be affected by investment experience. In those states where it has been approved, an endorsement will be added to newly issued Policies providing that the mortality assumption used in determining payments under an option will not vary based on sex.

  (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. Proceeds are paid in equal monthly installments for up to 30 years, with interest at a rate not less than 3.5% a year compounded yearly. Additional interest paid by NEVLICO for any year will be added to the monthly payments for that year.

  (ii) LIFE INCOME. Proceeds are paid in equal monthly installments (i) during the life of the payee, but not after the death of the payee,
        (ii) for the longer of the life of the payee or 10 years or (iii) for the longer of the life of the payee or 20 years.

  (iii) LIFE INCOME WITH REFUND. Proceeds are paid in equal monthly installments during the life of the payee. If, at the death of the payee, unpaid proceeds remain, they are paid either in one sum or in equal monthly installments until the total proceeds have been paid.

  (iv) INTEREST. Proceeds are held for the life of the payee or another agreed upon period. Interest, at a rate of not less than 3.5% a year, is paid monthly or added to the principal annually. At the death of the payee or at the end of the period agreed to, the balance of principal and any accrued interest will be paid in one sum.

  (v) SPECIFIED AMOUNT OF INCOME. Proceeds plus interest accrued thereon at a rate of not less than 3.5% annually, are paid in an amount elected at the frequency elected until total proceeds have been paid. Any of such amounts unpaid at the death of the payee will be paid in one sum.

  (vi) LIFE INCOME FOR TWO LIVES. Proceeds will be paid in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years or (iii) while the two payees are living and, after the death of one payee, two-thirds of the monthly amount for the life of the surviving payee will be paid.

  Amounts less than $2000 can be applied to a payment option only with NEVLICO's consent. If installments under a payment option are less than $20 each. NEVLICO can change the interval of payment to 3 or 6 or 12 months in order to increase each payment to at least $20.

ADDITIONAL BENEFITS BY RIDER

  A Policy can include additional benefits that NEVLICO approves based on NEVLICO's standards for issuing insurance and classifying risks. An additional benefit usually requires an additional premium. An additional benefit is provided by a rider that is subject to the terms of the Policy. However, rider benefits are not subject to variation based on the net investment experience of a Policy's Sub-Accounts. The following riders are available:

    LEVEL TERM INSURANCE, which provides additional term insurance;

    ACCIDENTAL DEATH BENEFIT, which provides additional insurance if death results from accidental bodily injury;

    OPTIONS TO PURCHASE ADDITIONAL LIFE INSURANCE, which provides the right to purchase additional insurance on the life of the insured, without proof of insurability;

    WAIVER OF PREMIUMS--DISABILITY OF INSURED, which provides for waiver of premiums for the total disability of the insured;

    WAIVER OF PREMIUMS--DISABILITY OF APPLICANT, which provides for waiver of premiums for the total disability of the person named in the rider;

    WAIVER OF PREMIUMS--DEATH OF APPLICANT, which provides for waiver of premiums for a limited period upon the death of the person named in the rider;

    WAIVER OF PREMIUMS--DEATH OR DISABILITY OF APPLICANT, which provides for waiver or premiums for a limited period upon the death or disability of the person named in the rider;

    TEMPORARY TERM INSURANCE, which provides for insurance from the date of issue to the policy date; and

    CHILDREN'S INSURANCE, which provides insurance on the life of the insured's children.

OTHER POLICY FEATURES

  POLICY OWNER. The Policy Owner is named in the application for the Policy; however, the Policy Owner can be changed from time to time. The new Policy Owner will succeed to all of the rights of the former Policy Owner, including the right to make a further change of Policy Owner. At the death of the Policy Owner, his or her estate will be the Policy Owner, unless a successor Policy Owner has been named. The rights of the Policy Owner will terminate at the death of the insured, except for rights to payment of benefits.

  BENEFICIARY. The beneficiary is named in the application for the Policy; however, the beneficiary can be changed from time to time before the death of the insured. The beneficiary has no rights in the Policy until the death of the insured. An individual must survive the insured to qualify as beneficiary; if none survives, the proceeds will be paid to the Policy Owner.

  CHANGE OF POLICY OWNER OR BENEFICIARY. A change of Policy Owner or beneficiary must be in written form satisfactory to NEVLICO and must be dated and signed by the Policy Owner who is making the change. The change will be subject to all payments made and actions taken by NEVLICO under the Policy before the signed change form is received by NEVLICO at its Principal Administrative Office.

  ASSIGNMENTS. An absolute assignment of the Policy by the Policy Owner is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy by the Policy Owner is not a change of Policy Owner or beneficiary; however, their rights will be subject to the terms of the assignment. Assignments will be subject to all payments made and actions taken by NEVLICO before a signed copy of the assignment form is received by the Company at its Principal Administrative Office. NEVLICO will not be responsible for determining whether or not an assignment is valid.

           DISTRIBUTION AGREEMENT AND OTHER CONTRACTUAL ARRANGEMENTS

  Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell NEVLICO's Variable Life Insurance Policies and who are also registered representatives of New England Securities. New England Securities, a Massachusetts corporation organized in 1968, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

  Applications for the Policies are submitted to NEVLICO's Principal Administrative Office, and under a Services Agreement between NEVLICO, The New England and New England Securities, The New England performs selection and insurance underwriting and determines whether to accept or reject the application for the Policy and the insured's risk classification and performs other administrative services for the Policy. Pursuant to the Services Agreement, for the year ending December 31, 1987, The New England was paid $2,422,457.

  New England Securities, whose principal business address is 501 Boylston Street, Boston, Massachusetts 02117, acts as the principal underwriter, as defined in the Investment Company Act of 1940, of the Policies for the Variable Account pursuant to a Distribution Agreement to which NEVLICO and New England Securities are parties. New England Securities is not obligated to sell any specific number of Policies. The Distribution Agreement took effect on July 25, 1983 and will continue in full force and effect until terminated upon sixty days' written notice by either party.

  In accordance with the Distribution Agreement, NEVLICO will pay the following sales expenses: general agent and agency managers compensation, agents' training allowances, agency expense allowances, deferred compensation and insurance benefits of agents, general agents and agency managers and advertising expenses and all other expenses of distributing the Policies.

  Also, commissions will be paid by NEVLICO to the agent involved in the sale of a Policy generally as follows: agents receive the equivalent of not more than 45% of the premium paid in the first policy year; in the second through sixth policy years, agents receive not more than 6% of the premium paid for a given year; in the seventh through tenth policy years, agents receive not more than 3% of the premium paid for a given year; after the tenth policy year, agents receive not more than 1.5% of the premium paid for each year. The amount of commissions for extra premiums for a Policy covering an insured in a substandard risk classification will be determined by NEVLICO's rules and practices current at the time such extra premiums are charged. Additional commissions are paid based on premiums paid for benefits purchased by rider. NEVLICO may recapture up to 50% of the first year commission paid to the agent if the Policy is not continued after the first policy anniversary. Agents with fewer than 4 years of service may be compensated differently. Agents who meet certain productivity and persistency standards in selling policies issued by NEVLICO and the New England may be eligible for additional compensation. These commissions do not represent a charge against a Policy in addition to the other charges and deductions described in this prospectus. For the years ending December 31, 1985, 1986, and 1987, gross premiums paid by Policy Owners amounted to $1,358,241, $2,554,989, and $34,974,569, respectively. For the same period, net premiums placed in the Variable Account amounted to $862,910, $1,766,587, and $30,822,676, respectively.

  New England Securities is engaged in the business of underwriting the shares of open-end investment companies and variable annuity contracts. New England Securities is principal underwriter for Loomis-Sayles Capital Development Fund; Loomis-Sayles Mutual Fund; The New England Funds; New England Cash Management Trust; New England Tax Exempt Money Market Trust; New England Life Retirement Investment Account; and New England Variable Annuity Fund I. New England Securities also sells interests in various tax-oriented and similarly structured investment programs.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities and Exchange Act of 1934 whose representatives are authorized by applicable law to sell Variable Life Insurance Policies. Under the agreements with any such broker-dealers, the commission paid to their registered representatives will not exceed 45% of the premium in the first policy year, 6% in the second through fifth policy years, and 4% in the sixth through tenth policy years. Commissions will be paid through the registered broker-dealer, which may also be reimbursed for portions of expenses incurred in connection with the sale of the Policies.

  Officers and employees of NEVLICO are covered by an insurance company blanket bond issued by National Union Fire Insurance Company of Pittsburgh, Pa. to The New England in the amount of $10 million subject to a $250,000 deductible. The bond insures against dishonest and fraudulent acts of officers and employees. New England Securities is covered by a stockbroker's blanket bond maintained by Loomis Sayles, which provides similar insurance protection in the amount of $9 million. Both bonds are renegotiated periodically.

  NEVLICO's maximum retention on any one life under a policy will not exceed $75,000. It is anticipated that amounts in excess of the maximum retention will be reinsured, on a yearly renewable term basis, with The New England.

               LIMITS TO NEVLICO'S RIGHT TO CHALLENGE THE POLICY

  NEVLICO generally cannot challenge the validity of the Policy or a Rider after it has been in effect during the insured's lifetime for 2 years from the date of issue. However, NEVLICO can, of course, challenge at any time any claim believed to have been improperly submitted under the Policy or a rider.

MISSTATEMENT OF AGE OR SEX

  If the insured's age or sex is misstated in the Policy application, the Policy's cash value and death benefit will be what the premium paid would have purchased based on the insured's true age and sex.

SUICIDE

  If the insured commits suicide within two years from the Policy's date of issue (or less as required by the applicable state law), the death benefit will be limited to the sum of all premiums paid minus any outstanding policy loan and accrued interest.

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  Section 7702 of the Internal Revenue Code provides a definition of a life insurance contract for Federal income tax purposes. This definition applies to the Policies discussed herein and NEVLICO believes these Policies meet the definition.

  NEVLICO believes the death benefits received under its variable life insurance policies are excludible from the gross income of the beneficiary pursuant to the provisions of Section 101(a) of the Code. Furthermore, NEVLICO believes owners of its Policies will not be deemed to be in constructive receipt of the cash values, including increments thereon, under such Policies until their actual surrender. In the event of a distribution under the Policies which has the net effect of reducing future benefits (such as future death benefits) under the Policies, all or part of the distribution may be taxable to the Policy owner as ordinary income to the extent of any investment earnings in the Policy. Under present law, NEVLICO believes any policy loans received under a Policy constitute indebtedness of the Policy owner and no part of a policy loan will be treated as income to the Policy owner. Deductibility of policy loan interest is limited under current Federal income tax law.

  The United States Congress has in the past and may in the future consider legislation that, if enacted, could adversely affect the tax treatment of life insurance policies, including loans and other distributions and undistributed appreciation. A bill with retroactive effect adversely altering the tax treatment of loans and pre-death distributions under life insurance policies was introduced in the House of Representatives in 1987. There is no way of predicting whether, when or in what form Congress will enact this bill or any other legislation affecting life insurance policies. Please consult your tax adviser or attorney.

  Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon the individual circumstances of each Policy owner or beneficiary.

  Section 817(h) of the Code requires the investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the policy to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Policy as life insurance. If the Policy does not qualify as life insurance, the Policy Owner may be subjected to immediate taxation on the incremental increases in cash value of the Policy. Regulations specifying the diversification requirements have been released by the Department of Treasury and NEVLICO fully intends to comply with such requirements. NEVLICO believes that the Policy meets other existing requirements relating to the degree of Policy Owner control over investments, including premium allocation and transfer privileges. However, the Secretary of the Treasury has not issued regulations on this subject. Such regulations, if adopted, could include additional requirements that are not reflected in the Policy. NEVLICO believes any such additional requirements would apply prospectively.

  NEVLICO recommends each prospective owner of a Policy consult his/her own tax advisor prior to purchasing a Policy.

CHARGE FOR NEVLICO'S INCOME TAXES

  NEVLICO is a relatively new life insurance company and does not expect to incur any substantial Federal income tax liabilities for a number of years. In addition, under current Federal income tax law no tax is imposed on NEVLICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for company Federal income taxes attributable to the Variable Account. If changes are made in the Federal income tax treatment of variable life insurance at the company level. NEVLICO reserves its rights to charge the Variable Account for company Federal income taxes.

  Under current laws NEVLICO may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant and, accordingly, NEVLICO is not currently making a charge for them. If they increase, however, charges for such taxes attributable to the Variable Account may be made.

                                   MANAGEMENT

  The Directors and Executive Officers of NEVLICO and their principal business experience during the past five years are as follows:

                              DIRECTORS OF NEVLICO

                     PRINCIPAL BUSINESS EXPERIENCE DURING
 NAME                    THE PAST FIVE YEARS
 ----                ------------------------------------
 John A. Fibiger     Vice Chairman of the Board since 1988 and President and Chief
                      Operating Officer of The New England since 1984; formerly,
                      President, 1981 to 1984, of The New England; Chairman of
                      NEVLICO
 Edward C. Hall      Senior Vice President--Clients Services of The New England since
                      1982; Vice President--Administration of NEVLICO
 Edward E. Phillips  Chairman of the Board and Chief Executive Officer of The New
                      England since 1978
 Robert E. Schneider Senior Vice President of The New England since 1984; formerly,
                      Vice President and Actuary, 1982 to 1984, of The New England;
                      Vice President and Chief Actuary of NEVLICO
 Robert A. Shafto    President--Insurance and Personal Financial Services of The New
                      England since 1988; formerly, Executive Vice President--
                      Insurance and Employee Benefits Operations, 1982 to 1988, of
                      The New England; President of NEVLICO
 Daniel J. Toran     Senior Vice President--Agencies of The New England since 1986;
                      formerly, Vice President--Agency Operations, 1983 to 1986;
                      Second Vice President--Pension Administrative Services, 1980 to
                      1983, of The New England
 Ralph F. Verni      President--Institutional Investment Group of The New England
                      since 1988; formerly, Executive Vice President--Financial
                      Operations, 1982 to 1988, of The New England

                         EXECUTIVE OFFICERS OF NEVLICO
                              OTHER THAN DIRECTORS

                     PRINCIPAL BUSINESS EXPERIENCE DURING
 NAME                    THE PAST FIVE YEARS
 ----                ------------------------------------
 F. Brooks Cowgill   Vice President and Treasurer of The New England since 1979; Vice
                      President and Treasurer of NEVLICO
 Chester R. Frost    Senior Vice President of The New England since 1984; formerly,
                      Vice President and Controller of The New England, 1980 to 1984;
                      Vice President--Controller of NEVLICO
 John F. Guthrie     Vice President of The New England since 1983; Vice President--
                      Investments of NEVLICO
 Kernan F. King      Senior Vice President, Secretary and General Counsel of The New
                      England since 1984; formerly, Vice President and Secretary,
                      1979 to 1983, and Counsel, 1977 to 1983, of The New England;
                      Secretary of NEVLICO
 Francis J. Malone   Senior Vice President of The New England since 1987; formerly
                      Vice President of The New England, 1966 to 1987; Vice
                      President--Marketing of NEVLICO
 John G. Small       Vice President of The New England since 1986; formerly, Second
                      Vice President of The New England, 1982 to 1986; Vice President
                      and Chief Underwriter of NEVLICO
 Philip G. Sullivan  Second Vice President and Medical Director of The New England
                      since 1974; Vice President and Medical Director of NEVLICO
 Edward N. Wadsworth Senior Vice President and Associate General Counsel of The New
                      England since 1984; formerly, Vice President and Counsel of The
                      New England, 1979 to 1983; General Counsel and Assistant
                      Secretary of NEVLICO

  The principal business address for each of the Directors and Executive Officers is the same as NEVLICO's.

                                 VOTING RIGHTS

  NEVLICO is the legal owner of all Variable Account assets, which consist primarily of the New England Zenith Fund shares held in the investment sub-accounts of the Variable Account. As such, NEVLICO is the legal owner of such shares with the corresponding right to vote them. However, in accordance with NEVLICO's view of the present applicable law, the Policy Owner will be permitted to give instructions as to how shares of each New England Zenith Fund portfolio in which such Policy Owner has an interest through the Policy's Sub-Accounts should be voted at meetings of shareholders.

  Those Policy Owners permitted to give instructions and the number of shares for which instructions may be given will be determined as of the record date for the meeting. All New England Zenith Fund shares held in any sub-account of the Variable Account or any other registered (or, to the extent granted by the issuing insurance company, unregistered) separate account of NEVLICO or any affiliate that are or are not attributable to life insurance policies (including the Policies) or annuity contracts and for which no timely instructions are received will be voted for, against, or withheld from voting on any proposition in the same proportion as (i) the aggregate record date net cash value held in such sub-account for policies or contracts giving instructions, respectively, to vote for, against, or withhold votes on such proposition, bears to (ii) the aggregate record date net cash value held in that sub-account for all policies or contracts for which voting instructions are received. Owners of Policies continued in effect under lapse options will not be permitted to give voting instructions.

  All New England Zenith Fund shares held by the general investment account (or any unregistered separate account for which voting privileges were not extended) of NEVLICO or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions.

  Pursuant to conditions imposed in connection with regulatory relief granted by the SEC, the New England Zenith Fund's Board of Trustees has an obligation to monitor events to identify conflicts that may arise from the sale of shares to other variable life or variable annuity separate accounts, for example changes in state insurance law or Federal income tax, changes in investment management of any portfolio of the New England Zenith Fund, or differences between voting instructions given by variable life contract owners. The Board of Trustees will have an obligation to determine what action should be taken, up to and including the establishment of a new fund at NEVLICO's expense. If NEVLICO believes any New England Zenith Fund action is insufficient. NEVLICO will see to it that appropriate action is taken to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that NEVLICO may be unable to remedy.

  NEVLICO may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the investment objectives of the portfolios of the New England Zenith Fund or to approve or disapprove an investment advisory or underwriting contract for such a portfolio. In addition, NEVLICO itself may disregard voting instructions in favor of changes initiated by a Policy Owner or the New England Zenith Fund's Board of Trustees in the investment policy, investment adviser or principal underwriter of a New England Zenith Fund portfolio if NEVLICO (i) reasonably disapproves of such changes and (ii) in the case of a change in investment policy or investment adviser, makes a good faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a sub-account's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of NEVLICO or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the sub-account. In the event NEVLICO does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semiannual report to Policy Owners.

                          RIGHTS RESERVED BY NEVLICO

  The voting procedures described in this prospectus are based on NEVLICO'S and The New England's current understanding of requirements under applicable Federal securities laws or regulations or interpretations of such laws or regulations. In the future, if the Federal securities laws or regulations or interpretations of them change so that NEVLICO or The New England are permitted to vote any New England Zenith Fund shares in their own right, NEVLICO or The New England may elect to do so. NEVLICO also reserves the right, subject to compliance with applicable law, including approval of Policy Owners if so required. (1) to create new investment accounts; (2) to combine any two or more separate investment accounts including the Variable Account;
(3) to make available additional sub-accounts of the Variable Account investing in additional New England Zenith Fund portfolios; (4) to invest the assets of the Variable Account in securities other than New England Zenith Fund shares or in shares of a different series of the New England Zenith Fund as a substitute for such shares already purchased or as the securities to be purchased in the future, to withdraw the availability of a series of the New England Zenith Fund as an investment option under the policies, or to transfer assets to NEVLICO's general account;
(5) to operate the Variable Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; and
(6) to deregister the Variable Account under the Investment Company Act of 1940 in the event such registration is no longer required. Policy Owner approval would probably not be required for NEVLICO to exercise most of these rights. However, NEVLICO will notify a Policy Owner if any such exercise of rights were to result in a material change in the Variable Account or its investments, although notice may not be legally required in all cases. Except as set forth above and as required by Federal or state law or regulation, NEVLICO will not take any action adversely affecting the rights of Policy Owners without their consent.

                                    REPORTS

  Annually (except while the Policy is continued in effect under a lapse option), as of the policy anniversary, NEVLICO will send a statement to the Policy Owner setting forth the death benefit, cash value of the Policy and any outstanding policy loan principal. NEVLICO will also send confirmations of significant financial activities, such as policy loans, reallocations among sub-accounts, lapses and surrenders, when the transactions occur.

  Policy Owners will be sent semiannually a report containing the financial statements of the Variable Account and New England Zenith Fund.

                                 LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by Edward N. Wadsworth, General Counsel of NEVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have acted as special counsel on certain matters relating to the Federal securities laws.

                            REGISTRATION STATEMENT

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of New England Variable Life Insurance Company and of the Variable Account have been examined by Coopers & Lybrand, independent auditors, as stated in their opinions appearing herein and have been so included in reliance upon their authority as experts in accounting and auditing.

  Actuarial matters included in this prospectus have been examined by Robert
E. Schneider, F.S.A., Chief Actuary of NEVLICO, as stated in his opinion filed as an exhibit to the Registration Statement.

                                  APPENDIX A

     ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED PREMIUMS

  The tables in Appendix A illustrate the way the Policies operate. They show how the death benefit and net cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e. investment income and capital gains and losses, realized or unrealized) equivalent to constant after tax annual rates of 0%, 4%, 6%, 8% and 12%. The tables are based on annual premiums, before deduction of the $35 annual administrative charge, of $500 and $1,000 for males aged 25 and 40, respectively. The males aged 25 and 40 are first assumed to be in a standard risk classification and then in a preferred risk classification. These tables will assist in the comparison of death benefits and net cash values for the Policies with those under other variable life insurance policies which may be issued by NEVLICO or other companies.

  If premiums were paid at other than annual intervals, death benefits and net cash values would differ from those shown in the tables. Death benefits and net cash values for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 4%, 6%, 8% or 12%, but varied above and below that average for the period. They would also be different depending on the allocation of net premiums among the Variable Account's sub-accounts, if the actual gross rate of return for all sub-accounts averaged 0%, 4%, 6%, 8% or 12%, but varied above or below that average for individual sub-accounts. They would also differ if any policy loan were made during the period of time illustrated, or if the Policies were issued at unisex rates.

  The death benefits and net cash values shown in the tables reflect the fact that the deductions have been made from annual premiums for the annual administrative charge, additional first year administrative charge, sales charge, minimum death benefit risk charge and state premium tax charge. They also reflect a daily charge assessed against the Variable Account for mortality and expense risks equivalent to an annual charge of .35% of the average daily value of the assets in the Variable Account attributable to the Policies and the monthly cost of insurance charge. (See "Charges and Expenses".) The amounts shown in the table also reflect an average of the investment advisory fees and certain operating expenses incurred by the New England Zenith Fund, at a projected annual rate (based on historical costs) of
 .465% of the average daily net assets of the New England Zenith Fund. (See "Charges Against the New England Zenith Fund and the Sub-Accounts of the Variable Account".)

  Taking account of the charges for expense and mortality risks in the Variable Account and the average investment advisory fees and operating expenses of the New England Zenith Fund, the gross annual rates of return of 0%, 4%, 6%, 8% and 12% correspond to net investment experience at constant annual rates of -.81%, 3.16%, 5.14%, 7.12% and 11.09%, respectively. (See "Net Investment Experience".)

  The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits and cash values illustrated. (See "Charge for NEVLICO's Income Taxes".)

  The second and third columns of each table show the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, of 4% and 5% per year, compounded annually.

  The internal rate of return on net cash value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested to arrive at the net cash value of the Policy. The internal rate of return is compounded annually, and the premiums are assumed to be paid at the beginning of each policy year.

  The tables show that if a Policy is returned in its early years for payment of its net cash value, the net cash value will be low in comparison to premiums accumulated with interest. This means that the cost of maintaining insurance for a relatively short time will be high.

  NEVLICO will furnish upon request an illustration reflecting the proposed insured's age, sex, the face amount or premium amount requested and any rider requested. If the Policy is proposed to be issued in Montana or in connection with certain employer-sponsored benefit plans and fringe benefit programs. NEVLICO will also furnish upon request an illustration for a Policy which does not vary based on the sex of the insured. The illustration will assume that premiums are paid on an annual basis and that the proposed insured is not in a substandard risk classification.

                               MALE ISSUE AGE 25

              $500 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK

                              $40,969 FACE AMOUNT

                                             DEATH BENEFIT                           NET CASH VALUE
         PREMIUMS    PREMIUMS            ASSUMING HYPOTHETICAL                    ASSUMING HYPOTHETICAL
        ACCUMULATED ACCUMULATED               GROSS ANNUAL                            GROSS ANNUAL
END OF     AT 4%       AT 5%               RATE OF RETURN OF                        RATE OF RETURN OF
POLICY   INTEREST    INTEREST   ---------------------------------------- ---------------------------------------
 YEAR    PER YEAR    PER YEAR     0%      4%      6%      8%      12%      0%     4%      6%      8%      12%
------  ----------- -----------   --      --      --      --      ---      --     --      --      --      ---
   1      $   520     $   525   $40,969 $40,969 $40,978 $40,996 $ 41,031 $  133 $   140 $   143 $   147 $    154
   2        1,061       1,076    40,969  40,969  41,006  41,071   41,204    443     470     483     497      525
   3        1,623       1,655    40,969  40,969  41,050  41,195   41,494    751     810     840     872      936
   4        2,208       2,263    40,969  40,969  41,111  41,366   41,905  1,056   1,160   1,215   1,272    1,392
   5        2,816       2,901    40,969  40,969  41,191  41,592   42,453  1,391   1,555   1,643   1,735    1,933
   6        3,449       3,571    40,969  40,969  41,288  41,870   43,145  1,723   1,962   2,092   2,230    2,533
   7        4,107       4,275    40,969  40,969  41,403  42,203   43,988  2,052   2,380   2,563   2,759    3,196
   8        4,791       5,013    40,969  40,969  41,536  42,589   44,989  2,378   2,811   3,056   3,323    3,930
   9        5,503       5,789    40,969  40,969  41,686  43,031   46,155  2,700   3,253   3,572   3,924    4,742
  10        6,243       6,603    40,969  40,969  41,852  43,527   47,496  3,019   3,708   4,113   4,566    5,639
  15       10,412      11,329    40,969  40,969  42,929  46,847   57,156  4,537   6,149   7,192   8,437   11,714
  20       15,485      17,360    40,969  40,969  44,385  51,607   72,834  5,882   8,822  10,918  13,602   21,490
  25       21,656      25,057    40,969  40,969  46,192  57,890   96,525  7,036  11,695  15,362  20,405   37,058
  30       29,164      34,880    40,969  40,969  48,327  65,824  131,088  7,994  14,727  20,576  29,235   61,532
  35       38,299      47,418    40,969  40,969  50,782  75,594  180,604  8,804  17,907  26,635  40,566   99,524
  40       49,413      63,420    40,969  40,969  53,562  87,463  250,888  9,592  21,291  33,657  54,959  157,652
                  INTERNAL RATE
                   OF RETURN ON
                  NET CASH VALUE
              ASSUMING HYPOTHETICAL
                   GROSS ANNUAL
END OF          RATE OF RETURN OF
POLICY  ---------------------------------------
 YEAR     0%      4%      6%      8%     12%
-------   --      --      --      --     ---
   1    -73.39% -71.98% -71.28% -70.58% -69.16%
   2    -43.35  -40.88  -39.65  -38.42  -35.96
   3    -30.78  -27.77  -26.27  -24.77  -21.77
   4    -23.96  -20.62  -18.96  -17.30  -13.98
   5    -18.92  -15.41  -13.67  -11.92   -8.44
   6    -15.66  -12.02  -10.21   -8.41   -4.81
   7    -13.38   -9.65   -7.80   -5.95   -2.26
   8    -11.71   -7.90   -6.02   -4.14   -0.39
   9    -10.43   -6.57   -4.65   -2.75    1.05
  10     -9.43   -5.52   -3.58   -1.66    2.18
  15     -6.59   -2.53   -0.53    1.46    5.39
  20     -5.38   -1.21    0.83    2.85    6.83
  25     -4.78   -0.52    1.55    3.59    7.59
  30     -4.45   -0.12    1.97    4.01    8.03
  35     -4.25    0.13    2.22    4.27    8.29
  40     -4.04    0.30    2.39    4.43    8.44

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 4%, 6%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE NEW ENGLAND ZENITH FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUBSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 25
              $500 ANNUAL PREMIUM FOR PREFERRED UNDERWRITING RISK
                              $40,969 FACE AMOUNT

                                              DEATH BENEFIT                            NET CASH VALUE
         PREMIUMS    PREMIUMS             ASSUMING HYPOTHETICAL                    ASSUMING HYPOTHETICAL
        ACCUMULATED ACCUMULATED               GROSS ANNUAL                              GROSS ANNUAL
END OF     AT 4%       AT 5%               RATES OF RETURN OF                        RATES OF RETURN OF
POLICY   INTEREST    INTEREST   ----------------------------------------- ----------------------------------------
 YEAR    PER YEAR    PER YEAR     0%      4%      6%       8%      12%      0%      4%      6%      8%      12%
------  ----------- -----------   --      --      --       --      ---      --      --      --      --      ---
   1      $   520     $   525   $41,059 $41,096 $41,115 $ 41,133 $ 41,170 $   159 $   167 $   171 $   174 $    182
   2        1,061       1,076    41,066  41,204  41,273   41,344   41,487     496     525     539     554      584
   3        1,623       1,655    40,996  41,292  41,445   41,601   41,924     829     893     925     959    1,029
   4        2,208       2,263    40,969  41,362  41,629   41,905   42,488   1,158   1,271   1,330   1,392    1,521
   5        2,816       2,901    40,969  41,414  41,829   42,262   43,196   1,517   1,695   1,790   1,889    2,104
   6        3,449       3,571    40,969  41,449  42,043   42,673   44,055   1,872   2,130   2,271   2,421    2,749
   7        4,107       4,275    40,969  41,466  42,272   43,138   45,072   2,223   2,578   2,776   2,988    3,462
   8        4,791       5,013    40,969  41,466  42,515   43,656   46,257   2,569   3,038   3,304   3,593    4,251
   9        5,503       5,789    40,969  41,451  42,773   44,230   47,618   2,912   3,511   3,857   4,238    5,124
  10        6,243       6,603    40,969  41,422  43,046   44,862   49,166   3,251   3,997   4,436   4,927    6,090
  15       10,412      11,329    40,969  41,159  44,722   48,982   60,204   4,882   6,629   7,762   9,116   12,683
  20       15,485      17,360    40,969  40,969  47,045   54,969   78,303   6,395   9,609  11,907  14,851   23,523
  25       21,656      25,057    40,969  40,969  49,939   62,947  106,003   7,745  12,906  16,978  22,585   41,144
  30       29,164      34,880    40,969  40,969  53,223   72,938  146,668   8,869  16,420  22,999  32,755   69,242
  35       38,229      47,418    40,969  40,969  56,691   85,311  205,675   9,817  20,155  30,104  46,021  113,600
  40       49,413      63,420    40,969  40,969  61,218  100,555  290,942  10,700  24,163  38,468  63,186  182,821
                  INTERNAL RATE
                   OF RETURN ON
                  NET CASH VALUE
              ASSUMING HYPOTHETICAL
                   GROSS ANNUAL
END OF          RATES OF RETURN OF
POLICY  ---------------------------------------
 YEAR     0%      4%      6%      8%     12%
-------   --      --      --      --     ---
   1    -68.03% -66.52% -65.77% -65.02% -63.51%
   2    -38.52  -35.97  -34.70  -33.43  -30.89
   3    -26.84  -23.78  -22.25  -20.73  -17.68
   4    -20.69  -17.33  -15.65  -13.98  -10.64
   5    -16.20  -12.68  -10.93   -9.18   -5.69
   6    -13.34   -9.70   -7.90   -6.09   -2.49
   7    -11.37   -7.65   -5.80   -3.95   -0.27
   8     -9.94   -6.15   -4.26   -2.39    1.36
   9     -8.85   -5.01   -3.10   -1.20    2.59
  10     -8.01   -4.11   -2.19   -0.27    3.56
  15     -5.59   -1.56    0.43    2.40    6.32
  20     -4.48   -0.38    1.63    3.63    7.59
  25     -3.92    0.25    2.28    4.29    8.27
  30     -3.65    0.58    2.63    4.65    8.64
  35     -3.50    0.77    2.83    4.86    8.85
  40     -3.37    0.90    2.96    4.99    8.97

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 4%, 6%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE NEW ENGLAND ZENITH FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40
             $1,000 ANNUAL PREMIUM FOR STANDARD UNDERWRITING RISK

                              $39,549 FACE AMOUNT

                                             DEATH BENEFIT                           NET CASH VALUE
         PREMIUMS    PREMIUMS            ASSUMING HYPOTHETICAL                    ASSUMING HYPOTHETICAL
        ACCUMULATED ACCUMULATED               GROSS ANNUAL                            GROSS ANNUAL
END OF     AT 4%       AT 5%               RATES OF RETURN OF                      RATES OF RETURN OF
POLICY   INTEREST    INTEREST   ---------------------------------------- ---------------------------------------
 YEAR    PER YEAR    PER YEAR     0%      4%      6%      8%      12%      0%      4%      6%      8%      12%
------  ----------- -----------   --      --      --      --      ---      --      --      --      --      ---
   1      $ 1,040     $ 1,050   $39,549 $39,549 $39,567 $39,600 $ 39,665 $   458 $   480 $   490 $   501 $   522
   2        2,122       2,153    39,549  39,549  39,609  39,715   39,931   1,118   1,188   1,223   1,259   1,332
   3        3,246       3,310    39,549  39,549  39,673  39,893   40,351   1,763   1,908   1,983   2,060   2,221
   4        4,416       4,526    39,549  39,549  39,759  40,135   40,932   2,394   2,641   2,772   2,908   3,195
   5        5,663       5,802    39,549  39,549  39,867  40,444   41,688   3,051   3,430   3,633   3,847   4,310
   6        6,898       7,142    39,549  39,549  39,998  40,818   42,625   3,693   4,231   4,527   4,841   5,533
   7        8,214       8,549    39,549  39,549  40,150  41,260   43,752   4,320   5,047   5,453   5,891   6,875
   8        9,853      10,027    39,549  39,549  40,324  41,768   45,077   4,931   5,875   6,413   7,000   8,346
   9       11,006      11,578    39,549  39,549  40,518  42,344   46,610   5,527   6,716   7,407   8,171   9,958
  10       12,486      13,207    39,549  39,549  40,733  42,986   48,362   6,107   7,570   8,436   9,407  11,724
  15       20,825      22,657    39,549  39,549  42,102  47,231   60,835   8,784  12,025  14,138  16,676  23,409
  20       30,969      34,719    39,549  39,549  43,947  53,286   80,980  11,171  16,838  20,912  26,155  41,704
  25       43,312      50,113    39,549  39,549  46,268  61,370  111,639  13,513  22,202  29,073  38,563  70,151
                  INTERNAL RATE
                   OF RETURN ON
                  NET CASH VALUE
              ASSUMING HYPOTHETICAL
                   GROSS ANNUAL
END OF          RATES OF RETURN OF
POLICY  ---------------------------------------
 YEAR     0%      4%      6%      8%     12%
-------   --      --      --      --     ---
   1    -54.12% -51.99% -50.92% -49.86% -47.72%
   2    -33.02  -30.07  -28.61  -27.14  -24.20
   3    -24.30  -20.96  -19.30  -17.63  -14.30
   4    -19.50  -15.92  -14.14  -12.35   -8.78
   5    -16.03  -12.31  -10.46   -8.61   -4.91
   6    -13.73   -9.90   -8.00   -6.10   -2.31
   7    -12.09   -8.19   -6.25   -4.31   -0.45
   8    -10.88   -6.91   -4.94   -2.97    0.94
   9     -9.95   -5.92   -3.92   -1.94    2.02
  10     -9.21   -5.13   -3.12   -1.11    2.87
  15     -7.04   -2.82   -0.74    1.31    5.38
  20     -5.95   -1.67    0.42    2.49    6.57
  25     -5.15   -0.93    1.14    3.19    7.23

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 4%, 6%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE NEW ENGLAND ZENITH FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 40

             $1,000 ANNUAL PREMIUM FOR PREFERRED UNDERWRITING RISK

                              $39,549 FACE AMOUNT

                                             DEATH BENEFIT                           NET CASH VALUE
         PREMIUMS    PREMIUMS            ASSUMING HYPOTHETICAL                    ASSUMING HYPOTHETICAL
        ACCUMULATED ACCUMULATED               GROSS ANNUAL                            GROSS ANNUAL
END OF     AT 4%       AT 5%               RATES OF RETURN OF                      RATES OF RETURN OF
POLICY   INTEREST    INTEREST   ---------------------------------------- ---------------------------------------
 YEAR    PER YEAR    PER YEAR     0%      4%      6%      8%      12%      0%      4%      6%      8%      12%
------  ----------- -----------   --      --      --      --      ---      --      --      --      --      ---
   1      $ 1,040     $ 1,050   $39,603 $39,671 $39,704 $39,738 $ 39,806 $   502 $   524 $   535 $   546 $   568
   2        2,122       2,153    39,569  39,786  39,896  40,007   40,234   1,210   1,283   1,320   1,358   1,435
   3        3,246       3,310    39,549  39,895  40,123  40,356   40,840   1,907   2,061   2,141   2,222   2,391
   4        4,416       4,526    39,549  39,999  40,384  40,785   41,633   2,595   2,858   2,997   3,142   3,447
   5        5,633       5,802    39,549  40,094  40,680  41,296   42,626   3,312   3,718   3,935   4,164   4,658
   6        6,898       7,142    39,549  40,180  41,008  41,889   43,827   4,018   4,596   4,913   5,251   5,993
   7        8,214       8,549    39,549  40,253  41,362  42,558   45,243   4,709   5,493   5,931   6,404   7,463
   8        9,583      10,027    39,549  40,310  41,741  43,303   46,881   5,385   6,407   6,989   7,624   9,079
   9       11,006      11,578    39,549  40,350  42,140  44,122   48,751   6,044   7,336   8,086   8,916  10,854
  10       12,486      13,207    39,549  40,372  42,559  45,013   50,864   6,686   8,280   9,223  10,280  12,803
  15       20,825      22,657    39,549  40,252  44,964  50,622   65,634   9,650  13,223  15,555  18,355  25,783
  20       30,969      34,719    39,549  39,831  47,928  58,358   89,319  12,287  18,601  23,147  29,003  46,386
  25       43,312      50,113    39,549  39,549  51,474  68,560  125,559  14,808  24,586  32,345  43,081  78,898
                  INTERNAL RATE
                   OF RETURN ON
                  NET CASH VALUE
              ASSUMING HYPOTHETICAL
                   GROSS ANNUAL
END OF          RATES OF RETURN OF
POLICY  ---------------------------------------
 YEAR     0%      4%      6%      8%     12%
-------   --      --      --      --     ---
   1    -49.75% -47.53% -46.43% -45.32% -43.10%
   2    -29.16  -26.17  -24.67  -23.18  -20.18
   3    -20.98  -17.62  -15.94  -14.27  -10.91
   4    -16.57  -12.99  -11.21   -9.42   -5.85
   5    -13.42   -9.72   -7.87   -6.03   -2.35
   6    -11.36   -7.57   -5.68   -3.80   -0.03
   7     -9.92   -6.06   -4.14   -2.22    1.60
   8     -8.88   -4.96   -3.01   -1.07    2.81
   9     -8.09   -4.12   -2.15   -0.19    3.73
  10     -7.47   -3.46   -1.48    0.50    4.45
  15     -5.75   -1.59    0.45    2.48    6.51
  20     -4.91   -0.70    1.37    3.42    7.47
  25     -4.32   -0.13    1.93    3.96    8.00

IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S SUB-ACCOUNTS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 4%, 6%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY NEVLICO OR THE NEW ENGLAND ZENITH FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APENDIX B

                CALCULATION OF CHANGE IN VARIABLE DEATH BENEFIT

  The amount by which the Variable Death Benefit will increase or decrease for any month is the amount of paid-up life insurance which the dollar amount of the excess or shortfall in net investment experience of the Policy's Sub-Accounts (the difference between the actual net investment experience of the Policy's Sub-Accounts and the amount their net investment experience would be at the monthly equivalent of the Policy's Assumed Interest Rate) would purchase at net single premium rates described in the Policy for the insured's age.

  To calculate the change in the Variable Death Benefit the positive or negative net investment experience for the preceding policy month is divided by the product of a survivorship factor and a net single premium per $1 of paid-up life insurance based on the insured's age as of the date of calculation. Thus, for example, if the net investment experience is $100, positive or negative, the Variable Death Benefit will increase or decrease by $370.05 for a male in a standard risk classification at attained age 35. (See table of net single premiums and survivorship factors below.)

  EXAMPLE: Using the Policy illustrated on page 33 and assuming a constant 8% hypothetical gross annual rate of return (equivalent to actual net investment experience at a constant annual rate of 7.12%), the following example illustrates how the change in the Variable Death Benefit is calculated at the end of the 61st policy month.

                                                     CALCULATION OF CHANGE IN
                                                      VARIABLE DEATH BENEFIT
STANDARD POLICY                                     AT END OF 61ST POLICY MONTH
---------------                                     ---------------------------
(1) Net Cash Value at End of Policy Month 60...            $3,847.81
(2) Annual Net Premium in Policy Year 6........               859.51

                                                           ---------
(3) Amount Allocated to Policy's Sub-Accounts
    at Beginning of Policy Month 61: (1) + (2).             4,707.32
(4) Annual Rate of Net Investment Experience
    (.0712) Less Assumed Rate of Return (.04)..
                           .0312 or. for one month.              .002473
(5) Excess/Shortfall Net Investment Experience:
    (3) X (4)..................................                11.6473
(6) Net Single Premium at End of Policy Month
    61.........................................                  .37255
(7) Survivorship Factor........................                  .99955
(8) Change in Variable Death Benefit: (5) / (6)
    X 7........................................                31.28

  For preferred risk and female insureds, the change in Variable Death Benefit involves an adjustment for the preferred or female cost of insurance factor.
(See Appendix D.) Using the Policy described above for a male in a preferred risk classification (the Policy illustrated on page 34), the following example illustrates how the change in the Variable Death Benefit is calculated at the end of the 61st policy month.

                                                     CALCULATION OF CHANGE ON
                                                      VARIABLE DEATH BENEFIT
PREFERRED MALE POLICY                               AT END OF 61ST POLICY MONTH
---------------------                               ---------------------------
(1) Net Cash Value at End of Policy Month 60...            $4,164.75
(2) Annual Net Premium in Policy Year 6........               859.51

                                                           ---------
(3) Amount Allocated to Policy's Sub-Accounts
    at Beginning of Policy Month 61: (1) + (2).             5,024.26
(4) Annual Rate of Net Investment Experience
    (.0712) Less Assumed Rate of Return (.04)..
                           .0312 or. for one month.              .002473
(5) Excess/Shortfall Net Investment Experience:
    (3) X (4)..................................                12.4316
(6) Cost of Insurance Based on a Standard Mor-
    tality for a Male Insured..................                16.392
(7) Cost of Insurance Based on a Preferred Mor-
    tality for a Male Insured..................                10.491
(8) Preferred Cost of Insurance Factor: (6) -
    (7)........................................                 5.901
(9) Net Single Premium at End of Policy Month
    61.........................................                  .37255
(10) Survivorship Factor at End of Policy Month
    61.........................................                  .99971
(11) Change in Variable Death Benefit: ((5) /
    (8)) / ((9) X(10)).........................                49.22

  NET SINGLE PREMIUM. Net single premiums are used to convert the net investment experience of a Policy into increases or decreases in the Variable Death Benefit. Net single premiums do not depend upon the sex or underwriting classification of the insured or any changes in the insured's health after a Policy is issued. The net single premium increases as the insured advances in age; thus, larger dollar amounts of net investment experience are required each policy month to result in the same increases in the Variable Death Benefit.

                         TABLE OF NET SINGLE PREMIUMS
                       PER $1 OF PAID-UP LIFE INSURANCE

               ATTAINED AGE                                 NET SINGLE PREMIUM
               ------------                                 ------------------
                     5                                            .10668
                    15                                            .14423
                    25                                            .19603
                    35                                            .27029
                    45                                            .37161
                    55                                            .49487
                    65                                            .62838
                    75                                            .75072
                    85                                            .84957
                    95                                            .93140

  SURVIVORSHIP FACTOR. The Variable Death Benefit is not affected by the net investment experience of the Policy's Sub-Accounts between Monthly Valuation Dates; therefore, on a Monthly Valuation Date the net investment experience of the immediately preceding policy month is allocated to the Variable Death Benefits only of Policies whose insureds survive until that Monthly Valuation Date. This procedure is accounted for by adjusting the net single premium by the survivorship factor. The survivorship factor is based on the cost of insurance rate used to calculate the cost of insurance during the given policy month. The survivorship factor equals 1 minus the cost of insurance rate for the insured. (See Appendix D.) This factor varies by the sex (if the Policy is sex-based), risk classification and age of the insured and increases the change in the Variable Death Benefit otherwise calculated.

                                  APPENDIX C

 HOW THE AMOUNT PROVIDED FOR INVESTMENT IN A POLICY'S SUB-ACCOUNTS RELATES TO
                                NET CASH VALUE

  Except on a Policy's Monthly Valuation Date, the amount provided for investment in a Policy's Sub-Accounts will exceed the Policy's net cash value. The net cash value reflects a daily adjustment for the cost of insurance while the corresponding adjustment to the amount provided for investment in a Policy's Sub-Accounts is made only on a Policy's Monthly Valuation Date. Thus, the amount provided for investment in a Policy's Sub-Accounts is not a measure of the net cash value except on the Monthly Valuation Date.

  EXAMPLE: Using the Policy illustrated on page 33 and assuming a hypothetical constant gross annual rate of return of 8% (equivalent to a net investment experience at a constant annual rate of 7.12%), the amount provided for investment and net cash value in a Policy's Sub-Accounts would change as follows from the Policy's 60th Monthly Valuation Date to the Policy's 61st Monthly Valuation Date, assuming all premiums are paid when due:

(1) Net Cash Value and Amount Provided for Investment on 60th Monthly
    Valuation Date...................................................  $3,847.81
(2) Net Annual Premium...............................................     859.51
                                                                       ---------
(3) Amount Provided for Investment at Beginning of Policy Month 61:
    (1) + (2)........................................................   4,707.32
(4) Annual Rate of Net Investment Experience (.0718).................    .005478
(5) Net Investment Experience: (3) X (4).............................      27.06
(6) Amount Provided for Investment Immediately Prior to End of Policy
    Month 61: (3) + (5)..............................................   4,734.39
(7) Cost of Insurance During Policy Month 61.........................      16.15
(8) Net Cash Value and Amount Provided for Investment End of Policy
    Month 61: (6) - (7)..............................................   4,718.24

                                  APPENDIX D

                 PREFERRED OR FEMALE COST OF INSURANCE FACTOR

  For preferred risk and female insured's Policies, the Variable Death Benefit otherwise calculated on the Policy's Monthly Valuation Date will be adjusted to reflect a cost of insurance factor. If the annual net investment experience of the Policy's Sub-Accounts is greater than the monthly equivalent of the Policy's Assumed Interest Rate, the adjustment will increase the amount by which the Variable Death Benefit would otherwise increase. If the net investment experience of the Policy's Sub-Accounts is less than the monthly equivalent of the Policy's Assumed Interest Rate, the adjustment will reduce the amount by which the Variable Death Benefit would otherwise decrease, or occasionally cause the Variable Death Benefit to increase slightly when it would otherwise decrease.

  The amount of the adjustment is the cost of insurance factor divided by the net single premium for the insured's age. (See "Cash Value of the Policy" and Appendix B.) The cost of insurance factor equals the difference between (i) the hypothetical cost of insurance deducted from the Policy's cash value, calculated using the standard male cost of insurance rate for an insured of the same attained age as the given insured and (ii) the actual cost of insurance deducted from the Policy's cash value, calculated using the respective cost of insurance rate for the given insured at his or her attained age.

  The following table illustrates monthly standard and preferred cost of insurance rates per $1 of the amount at risk for a Policy. As of a Policy's Monthly Valuation Date, the Policy's amount at risk equals the Policy's Variable Death Benefit minus the Policy's cash value.

         LIMITED PAYMENT VARIABLE LIFE POLICY COST OF INSURANCE RATES

                                                                            INSURED IN GROUP
                  MALE INSURED                 FEMALE INSURED           WHERE UNISEX RATES APPLY
          ----------------------------- ----------------------------- -----------------------------
            PREFERRED       STANDARD      PREFERRED       STANDARD      PREFERRED       STANDARD
ATTAINED     COST OF        COST OF        COST OF        COST OF        COST OF        COST OF
  AGE     INSURANCE RATE INSURANCE RATE INSURANCE RATE INSURANCE RATE INSURANCE RATE INSURANCE RATE
--------  -------------- -------------- -------------- -------------- -------------- --------------
    5           --          .0001125          --          .0001103          --          .0001122
   15           --          .0001217          --          .0001034          --          .0001189
   25        .0001062       .0001608       .0001062       .0001488       .0001062       .0001590
   35        .0001527       .0002092       .0001464       .0002050       .0001518       .0002085
   45        .0002853       .0004458       .0002586       .0003901       .0002813       .0004375
   55        .0008233       .0010833       .0006825       .0008667       .0008022       .0010508
   65        .0021167       .0026458       .0017859       .0021431       .0020671       .0025704
   75        .0054496       .0061142       .0048913       .0053805       .0053591       .0060041
   85        .0131598       .0134283       .0126226       .0127569       .0130792       .0133376
   95        .0291529       .0292700       .0287682       .0288519       .0290952       .0292073

  Congress has under consideration legislation which would prohibit insurance premiums from varying based on sex. Also, in 1983 the United States Supreme Court held that certain insurance policies, the benefits under which vary based on sex, may not be used to fund certain employer-sponsored benefit plans and fringe benefit programs. (See "Group or Sponsored Arrangements".)

                                  APPENDIX E

                       INVESTMENT EXPERIENCE INFORMATION

  The information contained in this Appendix gives hypothetical illustrations of the Variable Account's and the Policy's investment experience based on the historical investment experience of the New England Zenith Fund. It does not represent what may happen in the future.

  The New England Zenith Fund and the Variable Account commenced operations on August 26, 1983. The Stock Index and Managed Series of the New England Zenith Fund commenced operations on May 1, 1987. The illustrations are based on the actual investment experience of the New England Zenith Fund for the periods shown (and reflect actual charges and expenses incurred by the New England Zenith Fund), and reflect a charge for mortality and expense risks against the Variable Account's assets at an annual rate of .35%. The illustrations assume that annual premiums are paid at the beginning of each year and that no loans, transfers or other Policy Owner transactions were made during the periods shown.

                    VARIABLE ACCOUNT INVESTMENT EXPERIENCE

  The Policies are supported by the Variable Account which invests in the New England Zenith Fund. The investment experience of the sub-account or sub-accounts chosen by Policy Owners will affect the values and benefits of their Policies.

  Many factors in addition to investment experience will affect the actual values and benefits of a particular Policy. For instance, these investment experience figures do not reflect the charges deducted from premiums and cost of insurance charges. (See "Charges Deducted From Premiums", and "How are Changes in the Variable Death Benefit and cash value different for a preferred risk Policy, a female insured's Policy and a non-sex-based Policy?")

NET RATES OF RETURN

  The annual net rate of return is the effective earnings rate at which the investment sub-accounts have increased or decreased over a one year period. The rate is calculated by taking the difference between the sub-accounts' ending values and beginning values of the period and dividing it by the beginning values of the period.

  The effective annual net rate of return since inception is the annualized effective interest rate at which the sub-accounts increased or decreased since the inception dates of the sub-accounts. For each sub-account, the rate is calculated by taking the difference between the sub-account's ending value and the value on the date of its inception and dividing it by the value on the date of inception. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the total net rate of return since inception.

                               ANNUAL NET RATE OF RETURN      8/26/83- 8/26/83-
                          ----------------------------------- 12/31/87 12/31/87
                          1/1/84-  1/1/85-  1/1/86-  1/1/87-   TOTAL   EFFECTIVE
SUB-ACCOUNT               12/31/84 12/31/85 12/31/86 12/31/87  RETURN   ANNUAl
-----------               -------- -------- -------- -------- -------- ---------
Capital Growth*..........  -0.71%   67.51%   94.53%   52.17%  435.35%    47.05%
Bond Income..............  12.38%   18.34%   14.43%    1.91%   59.63%    11.35%
Money Market.............  10.23%    7.88%    6.43%    6.16%   38.63%     7.80%
                                                                        5/1/87-
                                                                       12/31/87
                                                                         TOTAL
SUB-ACCOUNT                                                             RETURN
-----------                                                            ---------
Stock Index...........................................................  -12.40%
Managed...............................................................   -0.89%

                              POLICY PERFORMANCE

  The material below assumes, in the first example, a Policy was issued with a $105,645 face amount and annual premiums of $2,000, paid on August 26 of each year (May 1 in the case of the Stock Index and Managed Sub-Accounts), to a preferred risk male, age 35. The second example assumes a Policy was issued with a $105,645 face amount and annual premiums of $2,000, paid on August 26 of each year (May 1 in the case of the Stock Index and Managed Sub-Accounts), to a female, age 35. The death benefits, cash values, and internal rates of return assume in each instance that the entire policy value was invested in the particular sub-account for the period shown. These illustrations or Policy investment experience also reflect all charges applicable to the Policy, including cost of insurance charges for insureds of the age, sex and risk classification shown. (See Appendix A for the definition of the internal rate of return.)

                          PREFERRED RISK MALE, AGE 35

CAPITAL GROWTH SUB-ACCOUNT*

                                                                       INTERNAL
                                                                        RATE OF
                                             MINIMUM  VARIABLE   NET   RETURN ON
                                    PREMIUMS  DEATH    DEATH    CASH   NET CASH
DATE                                  PAID   BENEFIT  BENEFIT   VALUE    VALUE
----                                -------- -------  --------  -----  ---------
August 26, 1983.................... $ 2,000  $105,645 $105,645 $ 1,139    --
December 31, 1983..................   2,000   105,645  106,067   1,175  -78.32%
December 31, 1984..................   4,000   105,645  106,114   2,634  -41.39
December 31, 1985..................   6,000   105,645  112,431   6,182    2.23
December 31, 1986..................   8,000   105,645  132,392  13,430   29.44
December 31, 1987..................  10,000   105,645  150,561  21,535   33.81

BOND INCOME SUB-ACCOUNT
                                                                       INTERNAL
                                                                        RATE OF
                                             MINIMUM  VARIABLE   NET   RETURN ON
                                    PREMIUMS  DEATH    DEATH    CASH   NET CASH
DATE                                  PAID   BENEFIT  BENEFIT   VALUE    VALUE
----                                -------- -------  --------  -----  ---------
August 26, 1983.................... $ 2,000  $105,645 $105,645 $ 1,139    --
December 31, 1983..................   2,000   105,645  105,821   1,108  -81.68%
December 31, 1984..................   4,000   105,645  106,765   2,837  -35.11
December 31, 1985..................   6,000   105,645  108,618   4,905  -14.40
December 31, 1986..................   8,000   105,645  110,795   7,100   -6.39
December 31, 1987..................  10,000   105,645  110,417   8,781   -5.52

MONEY MARKET SUB-ACCOUNT
                                                                       INTERNAL
                                                                        RATE OF
                                             MINIMUM  VARIABLE   NET   RETURN ON
                                    PREMIUMS  DEATH    DEATH    CASH   NET CASH
DATE                                  PAID   BENEFIT  BENEFIT   VALUE    VALUE
----                                -------- -------  --------  -----  ---------
August 26, 1983.................... $ 2,000  $105,645 $105,645 $ 1,139    --
December 31, 1983..................   2,000   105,645  105,801   1,110  -81.59%
December 31, 1984..................   4,000   105,645  106,414   2,743  -38.02
December 31, 1985..................   6,000   105,645  107,105   4,457  -20.87
December 31, 1986..................   8,000   105,645  107,772   6,223  -13.31
December 31, 1987..................  10,000   105,645  108,553   8,167   -8.58

STOCK INDEX SUB-ACCOUNT
                                                                       INTERNAL
                                                                        RATE OF
                                             MINIMUM  VARIABLE   NET   RETURN ON
                                    PREMIUMS  DEATH    DEATH    CASH   NET CASH
DATE                                  PAID   BENEFIT  BENEFIT   VALUE    VALUE
----                                -------- -------  --------  -----  ---------
May 1, 1987........................ $ 2,000  $105,645 $105,645 $ 1,139    --
December 31, 1987..................   2,000   105,645  105,019     900  -69.71%

MANAGED SUB-ACCOUNT
                                                                       INTERNAL
                                                                        RATE OF
                                             MINIMUM  VARIABLE   NET   RETURN ON
                                    PREMIUMS  DEATH    DEATH    CASH   NET CASH
DATE                                  PAID   BENEFIT  BENEFIT   VALUE    VALUE
----                                -------- -------  --------  -----  ---------
May 1, 1987........................ $ 2,000  $105,645 $105,645 $ 1,139    --
December 31, 1987..................   2,000   105,645  105,580   1,021  -63.42%

                                FEMALE, AGE 35

CAPITAL GROWTH SUB ACCOUNT*

                                                                       INTEREST
                                                                        RATE OF
                                             MINIMUM  VARIABLE   NET   RETURN ON
                                    PREMIUMS  DEATH    DEATH    CASH   NET CASH
DATE                                  PAID   BENEFIT  BENEFIT   VALUE    VALUE
----                                -------- -------- -------- ------- ---------
August 26, 1983.................... $ 2,000  $105,645 $105,645 $ 1,139    --
December 31, 1983..................   2,000   105,645  106,077   1,177  -78.21%
December 31, 1984..................   4,000   105,645  106,156   2,646  -41.02
December 31, 1985..................   6,000   105,645  112,547   6,216    2.64
December 31, 1986..................   8,000   105,645  132,692  13,520   29.84
December 31, 1987..................  10,000   105,645  151,081  21,699   34.16

BOND INCOME SUB-ACCOUNT
                                                                       INTEREST
                                                                        RATE OF
                                             MINIMUM  VARIABLE   NET   RETURN ON
                                    PREMIUMS  DEATH    DEATH    CASH   NET CASH
DATE                                  PAID   BENEFIT  BENEFIT   VALUE    VALUE
----                                -------- -------- -------- ------- ---------
August 26, 1983.................... $ 2,000  $105,645 $105,645 $ 1,139    --
December 31, 1983..................   2,000   105,645  105,831   1,110  -81.59%
December 31, 1984..................   4,000   105,645  106,809   2,850  -34.71
December 31, 1985..................   6,000   105,645  108,711   4,932  -14.02
December 31, 1986..................   8,000   105,645  110,956   7,148   -6.03
December 31, 1987..................  10,000   105,645  110,646   8,853   -5.17

MONEY MARKET SUB-ACCOUNT
                                                                       INTEREST
                                                                        RATE OF
                                             MINIMUM  VARIABLE   NET   RETURN ON
                                    PREMIUMS  DEATH    DEATH    CASH   NET CASH
DATE                                  PAID   BENEFIT  BENEFIT   VALUE    VALUE
----                                -------- -------- -------- ------- ---------
August 26, 1983.................... $ 2,000  $105,645 $105,645 $ 1,139    --
December 31, 1983..................   2,000   105,645  105,811   1,113  -81.44%
December 31, 1984..................   4,000   105,645  106,456   2,755  -37.65
December 31, 1985..................   6,000   105,645  107,190   4,482  -20.49
December 31, 1986..................   8,000   105,645  107,915   6,266  -12.95
December 31, 1987..................  10,000   105,645  108,772   8,236   -8.22

STOCK INDEX SUB-ACCOUNT
                                                                       INTEREST
                                                                        RATE OF
                                             MINIMUM  VARIABLE   NET   RETURN ON
                                    PREMIUMS  DEATH    DEATH    CASH   NET CASH
DATE                                  PAID   BENEFIT  BENEFIT   VALUE    VALUE
----                                -------- -------- -------- ------- ---------
May 1, 1987........................ $ 2,000  $105,645 $105,645 $ 1,139    --
December 31, 1987..................   2,000   105,645  105,033     904  -69.51%

MANAGED SUB-ACCOUNT
                                                                       INTEREST
                                                                        RATE OF
                                             MINIMUM  VARIABLE   NET   RETURN ON
                                    PREMIUMS  DEATH    DEATH    CASH   NET CASH
DATE                                  PAID   BENEFIT  BENEFIT   VALUE    VALUE
----                                -------- -------- -------- ------- ---------
May 1, 1987........................ $ 2,000  $105,645 $105,645 $ 1,139    --
December 31, 1987..................   2,000   105,645  105,596   1,025  -63.21%

--------
* Rates of return and Policy values and benefits shown reflect the Capital Growth Series investment advisory fee of .50% of average daily net assets for the period through December 31, 1987. Beginning January 1, 1988, the maximum investment advisory fee of the Capital Growth Series is .70% of average daily net assets.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Policy Owners of New England Variable Life Insurance Company:

We have examined the statement of assets and liabilities of New England Variable Life Insurance Company Variable Life Separate Account as of December 31, 1987 and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended. Our examinations were made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.

In our opinion, the financial statements referred to above present fairly the net assets of New England Variable Life Insurance Company Variable Life Separate Account at December 31, 1987, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles applied on a consistent basis.

                                          Coopers & Lybrand

Boston, Massachusetts
February 17, 1988

    NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND VARIABLE LIFE
                               INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1987

                                                      BOND       MONEY
                                        CAPITAL      INCOME      MARKET      STOCK     MANAGED
                                        GROWTH        SUB-        SUB-       INDEX       SUB-
                                      SUB-ACCOUNT   ACCOUNT     ACCOUNT   SUB-ACCOUNT  ACCOUNT      TOTAL
                                      -----------  ----------  ---------- ----------- ----------    -----
ASSETS
Investments in The New England
 Zenith Fund, Inc. at market value
 (Note 2)...........................  $24,200,395  $1,239,791  $5,081,788  $243,261   $2,710,142 $33,475,377
Capital Growth Sub-
 Account at cost........  $26,184,708
Bond Income Sub-Account
 at cost................  $ 1,358,753
Money Market Sub-Account
 at cost................  $ 5,081,788
Stock Index Sub-Account
 at cost................  $   306,516
Managed Sub-Account at
 cost...................  $ 2,917,445
Amount due & accrued from policy-
 related transactions...............       (8,492)       (646)        393        33       16,854       8,142
Dividends receivable................      --           --          27,016     --          --          27,016
                                      -----------  ----------  ----------  --------   ---------- -----------
    Total assets....................   24,191,903   1,239,145   5,109,197   243,294    2,726,996  33,510,535
LIABILITIES
Due New England Variable Life
 Insurance Company..................    2,443,328     193,777     673,803    25,618      224,817   3,561,343
                                      -----------  ----------  ----------  --------   ---------- -----------
    Total liabilities...............    2,443,328     193,777     673,803    25,618      224,817   3,561,343
                                      -----------  ----------  ----------  --------   ---------- -----------
NET ASSETS--for Variable Life
 Insurance Policies.................  $21,748,575  $1,045,368  $4,435,394  $217,676   $2,502,179 $29,949,192
                                      ===========  ==========  ==========  ========   ========== ===========

                       See Notes to Financial Statements.

    NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND VARIABLE LIFE
                               INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1987

                            CAPITAL       BOND        MONEY       STOCK
                            GROWTH       INCOME      MARKET       INDEX      MANAGED
                          SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT    TOTAL
                          -----------  ----------- ----------- ----------- -----------    -----
INCOME
Dividends...............  $ 3,554,895   $ 174,490   $143,196    $  7,350    $  74,471  $ 3,954,402
EXPENSE
  Mortality and expense
   risk charge (Note 3).       44,869       2,545      9,035         365        3,245       60,059
                          -----------   ---------   --------    --------    ---------  -----------
  Net income............    3,510,026     171,945    134,161       6,985       71,226    3,894,343
NET REALIZED AND
 UNREALIZED LOSS ON
 INVESTMENTS
Net unrealized
 depreciation on
 investments
  Beginning of period...    1,332,298      30,304      --          --          --        1,362,602
  End of period.........   (1,984,313)   (118,962)     --        (63,255)    (207,303)  (2,373,833)
                          -----------   ---------   --------    --------    ---------  -----------
Unrealized depreciation.   (3,316,611)   (149,266)     --        (63,255)    (207,303)  (3,736,435)
Realized gain (loss) on
 investments............        3,179      (1,503)     --        (10,988)     (12,214)     (21,526)
                          -----------   ---------   --------    --------    ---------  -----------
Net realized and
 unrealized loss on
 investments............   (3,313,432)   (150,769)     --        (74,243)    (219,517)  (3,757,961)
                          -----------   ---------   --------    --------    ---------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $   196,594   $  21,176   $134,161    $(67,258)   $(148,291) $   136,382
                          ===========   =========   ========    ========    =========  ===========

                       See Notes to Financial Statements.

    NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF NEW ENGLAND VARIABLE LIFE
                               INSURANCE COMPANY

                      STATEMENT OF CHANGES IN NET ASSETS

            FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1986 AND 1987

                                          BOND
                            CAPITAL      INCOME       MONEY         STOCK     MANAGED
                            GROWTH        SUB-        MARKET        INDEX       SUB-
                          SUB-ACCOUNT   ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT  ACCOUNT       TOTAL
                          -----------  ----------  ------------  ----------- ----------     -----
NET ASSETS DECEMBER 31,
 1985...................  $ 1,009,795  $   94,679  $    233,921      --          --      $ 1,338,395
                          ===========  ==========  ============   ========   ==========  ===========
FROM INVESTMENT
 ACTIVITIES
Net income..............      265,251      21,281        25,441      --          --          311,973
Net realized/unrealized
 gain on investments....      979,268      18,322       --           --          --          997,590
                          -----------  ----------  ------------   --------   ----------  -----------
Increase in net assets
 derived from investment
 activities.............    1,244,519      39,603        25,441      --          --        1,309,563
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England
 Variable Life Insurance
 Company................    1,396,613     174,961       195,012      --          --        1,766,586
Net transfers (to) from
 other sub accounts.....      (91,422)     82,107         9,315      --          --          --
Net transfers to New
 England Variable Life
 Insurance Company......     (748,382)    (85,413)     (132,704)     --          --         (966,499)
                          -----------  ----------  ------------   --------   ----------  -----------
Increase in net assets
 derived from policy-
 related transactions...      556,809     171,655        71,623      --          --          800,087
                          -----------  ----------  ------------   --------   ----------  -----------
Net increase in net
 assets.................    1,801,328     211,258        97,064      --          --        2,109,650
                          -----------  ----------  ------------   --------   ----------  -----------
NET ASSETS DECEMBER 31,
 1986...................  $ 2,811,123  $  305,937  $    330,985      --          --      $ 3,448,045
                          ===========  ==========  ============   ========   ==========  ===========
FROM INVESTMENT
 ACTIVITIES
Net income..............    3,510,026     171,945       134,161      6,985       71,226    3,894,343
Net realized/unrealized
 loss on investments....   (3,313,432)   (150,769)      --         (74,243)    (219,517)  (3,757,961)
                          -----------  ----------  ------------   --------   ----------  -----------
Increase (decrease) in
 net assets derived from
 investment activities..      196,594      21,176       134,161    (67,258)    (148,291)     136,382
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums transferred
 from New England
 Variable Life Insurance
 Company................    5,474,107     471,750    24,824,358      --          55,569   30,825,784
Net transfers (to) from
 other sub accounts.....   16,781,234     414,155   (20,337,778)   316,572    2,825,817      --
Net transfers to New
 England Variable Life
 Insurance Company......   (3,514,483)   (167,650)     (516,332)   (31,638)    (230,916)  (4,461,019)
                          -----------  ----------  ------------   --------   ----------  -----------
Increase in net assets
 derived from policy-
 related transactions...   18,740,858     718,255     3,970,248    284,934    2,650,470   26,364,765
                          -----------  ----------  ------------   --------   ----------  -----------
Net increase in net
 assets.................   18,937,452     739,431     4,104,409    217,676    2,502,179   26,501,147
                          -----------  ----------  ------------   --------   ----------  -----------
NET ASSETS DECEMBER 31,
 1987...................  $21,748,575  $1,045,368  $  4,435,394   $217,676   $2,502,179  $29,949,192
                          ===========  ==========  ============   ========   ==========  ===========

                      See Notes to Financial Statements.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. New England Variable Life Separate Account (the "Account") of New England Variable Life Insurance Company ("NEVLICO"), was established by NEVLICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department. NEVLICO is a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NEVLICO and may not be used to satisfy any obligations that may arise out of any other business NEVLICO may conduct.

2. The Account has five investment sub-accounts each of which invests in the shares of one portfolio of The New England Zenith Fund, Inc. ("Zenith Fund"). The Zenith Fund is an open-end, diversified management investment company. The Account purchases or redeems shares of the five portfolios of the Zenith Fund based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Zenith Fund portfolios are determined by the Zenith Fund as of 4:00 p.m. (New York City time) on each day the New York Stock Exchange is open for trading and on each day during which there is a sufficient degree of trading in the relevant Zenith portfolio securities that the current net asset value or the Zenith shares might be affected by the change in the value of such portfolio securities. Realized gains and losses on the sale of the Zenith Fund shares are computed on the basis of identified cost.

3. Certain deductions are made from each premium payment paid to NEVLICO to arrive at a net premium that is transferred to the Account. These deductions include sales load, administrative expenses, a risk charge and state premium taxes. Charges for investment advisory fees, SEC registration expenses and independent directors' compensation are deducted from the assets of the Zenith Fund.

NEVLICO charges the Account for mortality and expense risks NEVLICO assumes. The charge is made daily at an effective annual rate of .35% of the Account assets attributable to fixed premium variable life policies and .45% of the Account assets attributable to single premium variable life policies. In addition, the cost of providing insurance protection is deducted monthly.

4. For federal income tax purposes the Account's operations are included with those of NEVLICO. NEVLICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholder of New England Variable Life Insurance Company:

We have examined the balance sheets of New England Variable Life Insurance Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1986 and 1987, and the related summaries of operations, statements of stockholder's equity and cash flows for the years then ended. Our examinations were made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.

In our opinion, the financial statements referred to above present fairly the financial position of New England Variable Life Insurance Company at December 31, 1986 and 1987, and the results of its operations and cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which practices are considered to be generally accepted accounting principles for stock life subsidiaries of mutual life insurance companies, applied on a consistent basis.

                                          Coopers & Lybrand

Boston Massachusetts
February 17, 1988

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)
                              FINANCIAL STATEMENTS

                                 BALANCE SHEETS

                 FOR THE YEARS ENDED DECEMBER 31, 1986 AND 1987

                                     ASSETS

                                                          1986        1987
                                                          ----        ----
Bonds ................................................ $ 6,894,533 $ 6,973,481
Cash and short-term investments ......................   1,567,752      17,896
Policy loans .........................................     298,753   1,140,650
Accrued investment income ............................     214,829     227,777
Premiums deferred and uncollected ....................   1,234,776   4,204,647
Separate account assets ..............................   4,158,691  33,510,535
Due from separate account, net .......................     708,502   3,561,343
Other assets .........................................      54,918      70,881
                                                       ----------- -----------
    Total assets ..................................... $15,132,754 $49,707,210
                                                       =========== ===========

                      LIABILITIES AND STOCKHOLDER'S EQUITY
Policy reserves ...................................... $ 1,433,403 $ 4,131,119
Due New England Mutual Life Insurance Company ........     445,932   1,016,696
Federal income taxes payable .........................     305,973     --
Separate account liabilities .........................   4,158,691  33,510,535
Accrued expenses .....................................       8,543     914,325
Other liabilities ....................................      34,942     818,134
                                                       ----------- -----------
    Total liabilities ................................   6,387,484  40,390,809
Mandatory securities valuation reserve ...............      56,017      29,000
Stockholder's equity:
  Common stock (shares authorized: 50,000; issued and
   outstanding:
   20,000 shares; par value $125) ....................   2,500,000   2,500,000
  Paid-in capital in excess of par value .............   5,000,000  10,000,000
  Unassigned surplus .................................   1,189,253  (3,212,599)
                                                       ----------- -----------
    Total stockholder's equity .......................   8,689,253   9,287,401
                                                       ----------- -----------
    Total liabilities and stockholder's equity ....... $15,132,754 $49,707,210
                                                       =========== ===========

    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)
                            SUMMARIES OF OPERATIONS

                 FOR THE YEARS ENDED DECEMBER 31, 1986 AND 1987

                                                          1986        1987
                                                          ----        ----
Revenues:
  Insurance premiums.................................. $3,630,826  $39,231,707
  Annuity deposits....................................     29,966       40,080
  Gross investment income.............................    880,022      831,092
                                                       ----------  -----------
                                                        4,540,814   40,102,879
Expenses:
  Death and surrender benefits........................    230,474      475,369
  Increase in policy reserves.........................    629,017    2,697,716
  Management fees.....................................    448,004    2,422,457
  Commissions.........................................  1,037,004    6,237,461
  Net transfers to separate account...................    788,661   26,296,568
  General and administrative..........................    971,249    6,608,029
                                                       ----------  -----------
                                                        4,104,409   44,737,600
                                                       ----------  -----------
Gain (loss) before provision (credit) for taxes.......    436,405   (4,634,721)
Provision for (benefit of) federal income taxes.......    151,727     (305,973)
                                                       ----------  -----------
Net gain (loss) from operations....................... $  284,678  $(4,328,748)
                                                       ==========  ===========

                       STATEMENTS OF STOCKHOLDER'S EQUITY

                 FOR THE YEARS ENDED DECEMBER 31, 1986 AND 1987

                                                          1986        1987
                                                          ----        ----
Stockholder's equity--beginning of period............. $8,413,529  $ 8,689,253
Net gain (loss) from operations.......................    284,678   (4,328,748)
Transfer (to) from mandatory securities valuation
 reserve..............................................     (1,499)      27,017
Change in non-admitted assets.........................     (7,455)    (100,121)
Paid in capital.......................................     --        5,000,000
                                                       ----------  -----------
Stockholder's equity--end of period................... $8,689,253  $ 9,287,401
                                                       ==========  ===========

    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)
                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1986 AND 1987

                                                        1986          1987
                                                        ----          ----
Cash flows from operating activities:
  Premiums.......................................... $ 2,587,081  $ 35,014,649
  Investment income.................................     797,969       533,641
  Benefits..........................................    (233,909)     (433,716)
  Expenses and taxes................................  (1,997,304)  (12,780,933)
  Net transfers to separate account.................  (1,058,933)  (29,149,409)
  Net increase in policy loans......................    (244,350)     (841,897)
  Other income (disbursements), net.................     163,729     1,184,372
                                                     -----------  ------------
    Net cash flows from operating activities........      14,283    (6,473,293)
Cash flows from investing activities:
  Proceeds of long-term investments sold, matured or
   repaid (net of tax)..............................     500,000       500,000
  Cost of long-term investments acquired............    (500,000)     (576,563)
                                                     -----------  ------------
    Net cash flows from investing activities........     --            (76,563)
Cash flows from financing activities:
  Additional paid-in surplus........................     --          5,000,000
                                                     -----------  ------------
Net cash flow.......................................      14,283    (1,549,856)
Cash and short-term investments, beginning of year..   1,553,469     1,567,752
                                                     -----------  ------------
Cash and short-term investments, end of year........ $ 1,567,752  $     17,896
                                                     ===========  ============


    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS

1. GENERAL:

  New England Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of New England Mutual Life Insurance Company (The New England). The Company is authorized to transact variable life insurance business.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  The Company's financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which practices in the case of a wholly-owned stock life insurance subsidiary of a mutual life insurance company, are also considered to be in conformity with generally accepted accounting principles. Certain reclassifications have been made to amounts previously reported in the 1986 financial statements to conform with the 1987 presentation. The significant accounting practices followed by the Company are as follows:

  INVESTMENTS

  Values of bonds and short-term investments have been determined in accordance with methods and values adopted by the National Association of Insurance Commissioners. Bonds are carried at amortized cost. Short-term investments are carried at cost.

  Capital gains and losses, realized and unrealized, are reflected as direct credits or charges to unassigned surplus. Realized capital gains or losses are reflected net of applicable capital gains tax or benefit.

  The mandatory securities valuation reserve is a required reserve established to stabilize unassigned surplus from fluctuations in the market valuation of securities. Changes in the reserve are accounted for as direct increases or decreases in unassigned surplus.

  SEPARATE ACCOUNT ASSETS

  Assets (valued at market) and liabilities held in the separate account are included as separate captions on the balance sheet. The summaries of operations include the general account business and the net transfers to the separate account. The separate account's net transfers, investment income, realized and unrealized capital gains and losses, and investment expenses are offset by corresponding increases or decreases in reserves required to provide for future payments to policyholders. This presentation has no effect on unassigned surplus.

  POLICY RESERVES

  Reserves for variable life insurance policies are maintained principally using the Commissioners' Reserve Valuation Method with an assumed interest rate of 4%.

  Reserves held for funds accumulated prior to the purchase of annuities are equal to the accumulated balance of the funds. Reserves for purchased annuities are based on the 1951 Group Annuity Table projected by Scale C to the year 2000 at 3 1/2% interest.

  REVENUES AND EXPENSE

  Annuity deposits are recognized as revenue when received. Expenses, including commissions and other policy acquisition, maintenance and settlement costs, are charged to operations as incurred.

  Variable life premium revenues are recognized over the premium paying period, while expenses, including the cost of new business, are charged to operations as incurred.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)
                   NOTES TO FINANCIAL STATEMENTS--CONTINUED

  FEDERAL INCOME TAXES

  Federal income taxes are provided on the basis of amounts estimated to be payable under the Internal Revenue Code. The Company files a consolidated federal income tax return with The New England and other affiliated life insurance companies. Pursuant to a tax allocation agreement with The New England, the Company provides for federal income taxes on a separate return basis, with the Company receiving benefit for net operating loss carryforwards recognized only to the extent they can be utilized on a separate company basis.

3. RELATED PARTY TRANSACTIONS

  Under the terms of a service agreement, The New England furnishes all executive, legal, clerical, and other personnel services to the Company. The management fees for such services amounted to $448,004 in 1986 and $2,422,457 in 1987.

  All of the officers and directors of the Company are officers of The New England.

  On December 22, 1987, The New England contributed $5,000,000 of capital to the Company.

4. FEDERAL INCOME TAXES:

  A tax net operating loss carryforward of $4,818,000 arose in 1987. Approximately $810,000 of this loss was utilized in 1987 to recover taxes previously provided. At December 31, 1987, the net operating loss carryforward available to offset future taxable income is approximately $4,008,000. The net operating loss will expire in 2002.

                           NEW ENGLAND VARIABLE LIFE
                               INSURANCE COMPANY

                 ZENITH LIFE--VARIABLE LIFE INSURANCE POLICIES
       ZENITH LIFE ONE--SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                        SUPPLEMENT DATED MAY 1, 1995 TO
                         PROSPECTUS DATED MAY 1, 1988

INTRODUCTION

  This supplement updates certain information contained in the prospectus dated May 1, 1988, as supplemented February 1, 1989, May 1, 1991, May 1, 1992, May 1, 1993 and May 1, 1994. You should read and retain this supplement with your Policy. NEVLICO will send you an additional copy of the prospectus as supplemented, without charge, on written request. The Zenith Life and Zenith Life One Policies are no longer available for sale.

  NEVLICO is a wholly-owned subsidiary of New England Mutual Life Insurance Company. NEVLICO's Principal Administrative Office is 501 Boylston Street, Boston, Massachusetts 02116.

  THIS SUPPLEMENT IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUS OF THE NEW ENGLAND ZENITH FUND AND OF THE VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II, WHICH ARE ATTACHED AT THE END OF THIS SUPPLEMENT. THE SUPPLEMENT AND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

                                   GLOSSARY

ACCOUNT

  A sub-account of the Variable Account or The Fixed Account.

INVESTMENTS OF THE VARIABLE ACCOUNT

  The Variable Account currently has 16 sub-accounts, each of which invests in the shares of an Eligible Fund. The sub-accounts of the Variable Account are:

  -- The Zenith Money Market Sub-Account, which invests in the Back Bay
     Advisors Money Market Series of the New England Zenith Fund (the "Zenith Fund")

  -- The Zenith Bond Income Sub-Account, which invests in the Back Bay
     Advisors Bond Income Series of the Zenith Fund

  -- The Zenith Capital Growth Sub-Account, which invests in the Capital
     Growth Series of the Zenith Fund

  -- The Zenith Stock Index Sub-Account, which invests in the Westpeak Stock
     Index Series of the Zenith Fund

  -- The Zenith Managed Sub-Account, which invests in the Back Bay Advisors
     Managed Series of the Zenith Fund

  -- The Zenith Value Growth Sub-Account, which invests in the Westpeak Value
     Growth Series of the Zenith Fund

  -- The Zenith Avanti Growth Sub-Account, which invests in the Loomis Sayles
     Avanti Growth Series of the Zenith Fund

  -- The Zenith Small Cap Sub-Account, which invests in the Loomis Sayles
     Small Cap Series of the Zenith Fund

  -- The Equity-Income Sub-Account, which invests in the Equity-Income
     Portfolio of the Variable Insurance Products Fund (the "VIP Fund")

  -- The Overseas Sub-Account, which invests in the Overseas Portfolio of the VIP Fund

  -- The High Income Sub-Account, which invests in the High Income Portfolio of the VIP Fund

  -- The Asset Manager Sub-Account, which invests in the Asset Manager
     Portfolio of the Variable Insurance Products Fund II (the "VIP Fund II")

  -- The Zenith Equity Growth Sub-Account, which invests in the Alger Equity
     Growth Series of the Zenith Fund*

  -- The Zenith Balanced Sub-Account, which invests in the Loomis Sayles
     Balanced Series of the Zenith Fund*

  -- The Zenith Value Sub-Account, which invests in the Venture Value Series of the Zenith Fund*

  -- The Zenith International Equity Sub-Account, which invests in the
     Draycott International Equity Series of the Zenith Fund*

  * Availability of these Sub-accounts is subject to any necessary state insurance department approvals.

  The Zenith Fund is an open-end diversified management investment company, more commonly known as a mutual fund. The Zenith Fund was established by The New England as an investment vehicle for separate investment accounts of NEVLICO and of other life insurance companies. Currently the Zenith Fund is the funding vehicle for the Variable Account and for separate accounts of The New England and NEVLICO that issue variable annuity contracts.

  The VIP Fund and VIP Fund II are open-end, diversified management investment companies (mutual funds) that serve as the investment vehicles for variable life insurance and variable annuity separate accounts of various insurance companies. The VIP Fund and VIP Fund II were organized by Fidelity Management & Research Company.

  Shares of the Eligible Funds are purchased and sold by the Variable Account at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

  The investment objectives of the Eligible Funds' portfolios are described briefly below. There is, of course, no assurance that these objectives will be met. A full description of the Eligible Funds, including their investment objectives and policies, expenses, and the risks of investing in the Eligible Funds, is contained in the attached Eligible Fund prospectuses, as well as in the Zenith Fund's Statement of Additional Information, which is referenced in the Zenith Fund prospectus, and in the Statement of Additional Information for the VIP Fund and VIP Fund II, which is referenced in those Funds' prospectus.

  The Zenith Back Bay Advisors Money Market Series' investment objective is to provide the highest possible level of current income consistent with preservation of capital. The Series seeks to achieve its objective through investment in a managed portfolio of high quality money market instruments. Money market funds are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Series will maintain a stable net asset value of $100 per share.

  The Zenith Back Bay Advisors Bond Income Series' investment objective is to provide a high level of current income consistent with preservation of capital and moderate investment risk. The Series seeks to achieve its objective through investment primarily in an investment quality bond portfolio.

  The Zenith Capital Growth Series' investment objective is long-term growth of capital though investment primarily in equity securities.

  The Zenith Westpeak Stock Index Series' investment objective is to provide investment results that correspond to the composite price and yield performance of United States publicly traded common stocks. The Series currently seeks to achieve its objective by attempting to duplicate the composite price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

  The Zenith Back Bay Advisors Managed Series' investment objective is to provide a favorable total investment return through investment in a diversified portfolio. The Series' portfolio is expected to include (i) common stocks, (ii) notes and bonds and (iii) money market instruments.

  The Zenith Westpeak Value Growth Series' investment objective is long-term total return (capital appreciation and dividend income) through investment in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

  The Zenith Loomis Sayles Avanti Growth Series' investment objective is long-term growth of capital. The Series normally will invest primarily in equity securities of companies with medium and large capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively), but will also invest a portion of its assets in equity securities of companies with relatively small market capitalization (under $1 billion).

  The Zenith Loomis Sayles Small Cap Series' investment objective is long-term capital growth from investments in common stock or their equivalent. The Series will normally invest at least 65% of its total assets in companies with market capitalization of less than $500 million.

  The Zenith Loomis Sayles Balanced Series' investment objective is reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities. Under normal conditions, the series will invest at least 25% of its assets in bonds and at least 50% of its assets in common stocks.

  The Zenith Draycott International Equity Series' investment objective is to seek total return from long-term growth of capital and dividend income. The series will invest primarily in common stocks of issuers either headquartered outside the U.S. or deriving a substantial part of their revenues from countries outside of the U.S.

  The Zenith Venture Value Series' investment objective is growth of capital. The Series will primarily invest in domestic common stocks (and securities convertible into common stock) that the Series' subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

  The Zenith Alger Equity Growth Series' investment objective is to seek long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, with a majority of issuers having a total market capitalization of $1 billion or greater.

  The VIP Fund Equity-Income Portfolio's investment objective is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Equity-Income Portfolio will also consider the potential for capital appreciation.

  The VIP Fund Overseas Portfolio's investment objective is long-term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolio by participating in companies and economies outside of the United States.

  The VIP Fund High Income Portfolio's investment objective is to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. High-yielding, lower-rated debt securities present higher risks of untimely interest and principal payments, default and price volatility than higher-rated securities, and may present problems of liquidity and valuation.

  The VIP Fund II Asset Manager Portfolio's investment objective is to seek high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

INVESTMENT MANAGEMENT

  The adviser and sub-adviser for each series of the Zenith Fund are listed in the chart below. TNE Advisers, which is a subsidiary of The New England, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

        SERIES                      ADVISER                     SUB-ADVISER
        ------                      -------                     -----------
Capital Growth           Capital Growth Management
                         Limited
                         Partnership ("CGM")*
Back Bay Advisers Money  TNE Advisers, Inc.            Back Bay Advisors, L.P.**
 Market
Back Bay Advisors Bond   TNE Advisers, Inc.            Back Bay Advisors, L.P.**
 Income
Back Bay Advisors Man-   TNE Advisers, Inc.            Back Bay Advisors, L.P.**
 aged
Westpeak Stock Index     TNE Advisers, Inc.            Westpeak Investment
                                                       Advisors, L.P.**
Westpeak Value Growth    TNE Advisers, Inc.            Westpeak Investment
                                                       Advisors, L.P.**
Loomis Sayles Avanti     TNE Advisers, Inc.            Loomis, Sayles & Company, L
 Growth                                                .P.**
Loomis Sayles Small Cap  TNE Advisers, Inc             Loomis, Sayles & Company,
                                                       L.P.**
Loomis Sayles Balanced   TNE Advisers, Inc.            Loomis, Sayles & Company,
                                                       L.P.**
Draycott International   TNE Advisers, Inc.            Draycott Partners, Ltd.**
 Equity
Venture Value            TNE Advisers, Inc.            Selected/Venture Advisers,
                                                       L.P.
Alger Equity Growth      TNE Advisers, Inc.            Fred Alger Management, Inc.

--------
 *An affiliate of The New England
**An indirect subsidiary of The New England

  In the case of the Back Bay Advisors Money Market Series, Back Bay Advisors Bond Income Series, Back Bay Advisors Managed Series, Westpeak Stock Index Series, Westpeak Value Growth Series, Loomis Sayles Avanti Growth Series and Loomis Sayles Small Cap Series, TNE Advisers became the adviser on May 1, 1995. Prior to that date those series were advised by their current sub-adviser, except as follows. The New England itself served as investment adviser to the Money Market and Bond Income Series until September 10, 1986 when Back Bay Advisors assumed The New England's responsibilities under the investment advisory agreements with those Series. Back Bay Advisors served as investment adviser to the Stock Index Series until August 2, 1993, when Westpeak became the investment adviser. The Capital Growth Series was managed by Loomis, Sayles until March 1, 1990, when its Capital Growth Management Division was reorganized into CGM.

  The Zenith Fund Series incur charges for advisory fees and certain other expenses. Under a voluntary expense cap by TNE Advisers for each of the Capital Growth, Back Bay Advisors Bond Income, Back Bay Advisors Money Market, Back Bay Advisors Managed, Westpeak Stock Index, Westpeak Value Growth and Loomis Sayles Avanti Growth Series, TNE Advisers will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets; for the Loomis Sayles Small Cap Series, TNE Advisers will bear all expenses that exceed 1.00% of average daily net assets. For the remaining Zenith Fund Series TNE Advisers, under a voluntary expense deferral arrangement, will bear those expenses (other than the management fee) which exceed a certain limit in the year in which they are incurred and will charge those expenses to the series in a future year when actual expenses of the series are below the limit. The expense cap and expense deferral arrangement may be terminated at any time.

  The following table shows the annual operating expenses for each series, based on actual expenses incurred for 1994, after giving effect to the applicable expense cap or expense deferral arrangement.

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE CAP)

                                    BACK     BACK
                                    BAY      BAY      BACK                     LOOMIS LOOMIS
                                  ADVISORS ADVISORS   BAY    WESTPEAK WESTPEAK SAYLES SAYLES
                          CAPITAL   BOND    MONEY   ADVISORS  STOCK    VALUE   AVANTI SMALL
                          GROWTH   INCOME   MARKET  MANAGED   INDEX    GROWTH  GROWTH  CAP
                          SERIES   SERIES   SERIES   SERIES   SERIES   SERIES  SERIES SERIES
                          ------- -------- -------- -------- -------- -------- ------ ------
Management Fee..........   .65%     .40%     .35%     .50%     .25%     .70%    .70%  1.00%
Other Expenses..........   .05%     .14%     .15%     .14%     .15%     .15%    .15%    --
                           ----     ----     ----     ----     ----     ----    ----  -----
 Total Series Operating
  Expenses..............   .70%     .54%     .50%     .64%     .40%     .85%    .85%  1.00%

ANNUAL OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE DEFERRAL)

                                            LOOMIS                        ALGER
                                            SAYLES    DRAYCOTT    VENTURE EQUITY
                                           BALANCED INTERNATIONAL  VALUE  GROWTH
                                            SERIES  EQUITY SERIES SERIES  SERIES
                                           -------- ------------- ------- ------
Management Fee...........................    .70%        .90%      .75%    .70%
Other Expenses...........................    .15%        .40%      .15%    .15%
                                             ----       -----      ----    ----
 Total Series Operating Expenses.........    .85%       1.30%      .90%    .85%

  For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of the prospectus and the Zenith Fund's Statement of Additional Information.

  The investment adviser for the VIP Fund and VIP Fund II is Fidelity Management & Research Company, a registered investment adviser under the Investment Advisers Act of 1940. The Portfolios of the VIP Fund and VIP Fund II, as part of their operating expenses, pay investment management fees to Fidelity Management & Research Company. The Portfolios also bear certain other expenses. For the year ended December 31, 1994, the total operating expenses of the Portfolios, as a percentage of Portfolio average net assets, were as follows:

                                                                         TOTAL
  PORTFOLIO          MANAGEMENT FEES         OTHER EXPENSES         ANNUAL EXPENSES
  ---------          ---------------         --------------         ---------------
  Equity-Income            .52%                   .06%                    .58%*
  Overseas                 .77%                   .15%                    .92%
  High Income              .61%                   .10%                    .71%
  Asset Manager            .72%                   .08%                    .80%*

--------
* A portion of the brokerage commissions the portfolio paid was used to reduce its expenses. Without this reduction total operating expenses would have been .60% for the Equity-Income Portfolio and .81% for the Asset Manager Portfolio.

  Fidelity Management & Research Company is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. As of December 31, 1994, it advised funds having more than 22 million shareholder accounts with a total value of more than $250 billion. For more information regarding the Equity-Income, Overseas, High Income, and Asset Manager Portfolios and Fidelity Management & Research Company, see the VIP Fund and VIP Fund II prospectus attached at the end of this prospectus and their Statement of Additional Information.

INVESTMENT OPTIONS (ZENITH LIFE POLICIES ONLY)

  You may allocate your Policy's scheduled premiums among the sub-accounts of the Variable Account in any combination. A minimum of 10% of the premium or payment must be allocated to each sub-account selected. Percentages allocated must be in whole numbers. Your Policy's cash value may be distributed among no more than ten accounts (including the Fixed Account) at any one time.

  You make the initial allocation when you apply for a Policy. You may change the allocation of future premiums at any time thereafter. The change will be effective for scheduled premiums due after the date when NEVLICO receives your request. You may request the change by telephone or by written request in a form satisfactory to NEVLICO. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office.")

  See "Transfer Option" below for information on how to request a transfer or reallocation by telephone.

TRANSFER OPTION

  After the Right to Return the Policy period, you may transfer your Policy's cash value between sub-accounts up to four times in a policy year without NEVLICO's consent. NEVLICO currently allows 12 sub-account transfers per policy year. All sub-account transfer requests made at the same time will be treated as a single request. The transfer will be effective as of the date when NEVLICO receives the transfer request at its Administrative Office. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office" in the prospectus.) For special rules regarding transfers involving the Fixed Account, see "The Fixed Account" in the supplement dated May 1, 1994 and in the supplement dated February 1, 1989. Your Policy's cash value may be distributed among no more than ten accounts (including the Fixed Account) at any one time.

  You may request a sub-account transfer or reallocation of future premiums by written request (which may be telecopied) to NEVLICO's Administrative Office or by telephoning The New England. To request a transfer or reallocation by telephone, you should contact your registered representative or contact The New England at 1-800-200-2214. Requests for transfers (up to NEVLICO's current limit per policy year) or reallocations by telephone will be automatically permitted. NEVLICO and The New England will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by The New England and NEVLICO to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If NEVLICO and The New England do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.

  For Policies issued in New York, transfers may be made by written request only. The New York Insurance Department does not currently allow transfer requests to be made by telephone.

PAYMENT OF PROCEEDS

  NEVLICO will ordinarily pay any net cash value, loan value or death benefit proceeds from the sub-accounts within seven days after receipt at the Administrative Office of a request, or proof of death of the insured, in a form satisfactory to NEVLICO. (See "Receipt of Communications and Payments at NEVLICO's Administrative Office" in the prospectus.) However, NEVLICO may delay payment or transfers from the sub-accounts: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted, (ii) if the SEC determines that a state of emergency exists that makes payments or sub-account transfers impractical, or (iii) at any other time when the Eligible Funds or the Variable Account have the legal right to suspend payment. NEVLICO may withhold payment of surrender or loan proceeds to the extent that those proceeds are derived from a Policy Owner's check, or from a Master Service Account premium transaction, which has not yet cleared. In those cases, NEVLICO will process the surrender or loan to the extent of policy values for which the Policy Owner has made full payment. The balance of the surrender or loan proceeds will be paid when the Policy Owner's check, or the Master Service Account premium transaction, has cleared. NEVLICO may also delay payment if it considers whether to contest the Policy. NEVLICO will pay interest on the death benefit proceeds from the date they become payable to the date they are paid in one sum or, if a payment option was selected, to the effective date of the option. (See "Payment Options" in the prospectus.)

  Death benefit proceeds may be paid pursuant to NEVLICO's Access Plus program. If the Access Plus program is elected, an Access Plus account will be established at State Street Bank & Trust Company at the time that death benefit proceeds are payable. The Access Plus account provides convenient access to proceeds, which are maintained in NEVLICO's general account, through checkbook privileges with State Street. A beneficiary may elect to have death benefit proceeds paid through the Access Plus program at any time prior to the payment of death benefit proceeds.

  Payments of net cash value, or of any loan value available, under a fixed-benefit lapse option or from cash value in the Fixed Account will normally be paid promptly. However, NEVLICO has the right to delay such payments for up to six months from the date of the request. NEVLICO will pay interest in accordance with state insurance law requirements on payments that are delayed.

TAX CONSIDERATIONS

POLICY PROCEEDS

  The following discussion of Federal income tax issues relating to the Policies is general in nature and is not intended as tax advice. It describes what NEVLICO believes is the Federal income tax treatment of the Policies in the most commonly occurring circumstances and does not reflect the effect of Federal income taxes in all situations. In addition, there is no guarantee that the Federal income tax laws and regulations or interpretation of them will not change. Therefore, NEVLICO recommends that you consult your own tax advisor for more complete information and advice.

  DEFINITION OF LIFE INSURANCE. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal income tax purposes.

  The Section 7702 definition can be met if a life insurance contract satisfies either one of two tests set forth in that section. The manner in which these tests should be applied to certain features of the Policy is not directly addressed by Section 7702 or proposed regulations issued under that section. The presence of these Policy features, the absence of final regulations, and the lack of other pertinent interpretations of Section 7702, thus create some uncertainty about the application of Section 7702 to the Policy.

  Nevertheless, NEVLICO believes that the Policy qualifies as a life insurance contract for federal tax purposes. This means that:

  . the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a) (1) of the Code; and

  . the Policy Owner should not be considered in constructive receipt of the cash surrender value, including any increases, unless and until they are distributed from the Policy.

  Because of the absence of final regulations or any other pertinent interpretations, it, however, is unclear whether substandard risk Policies or Policies with term riders added will, in all cases, meet the statutory life insurance contract definition. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance contract.

  NEVLICO thus reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

  TAX LAW EFFECTS ON CERTAIN PRE-DEATH DISTRIBUTIONS. Section 7702A of the Code contains provisions affecting the tax treatment of any loan, assignment or other pre-death distribution from a life insurance policy which is also a "modified endowment contract" (defined below under "Modified Endowment Contracts").

  NON-MODIFIED ENDOWMENT CONTRACTS. For Policies not classified as modified endowment contracts NEVLICO believes any policy loans received under such Policies will be treated as indebtedness of the owner and will not be treated as taxable income to you. This assumes that the Policy has not lapsed, been surrendered or terminated. As a general rule, policy loan interest is not deductible under current Federal income tax law.

  You may be subject to Federal income tax upon surrender of your Policy if the net cash surrender value of the Policy is greater than the investment in the Policy less prior distributions from the Policy that were not taxed. If a Policy has a policy loan and is surrendered or lapses, the policy loan is treated as a distribution and would be taxable if there is a gain in the Policy. In that case, the gain in the Policy would be taxable even if the Policy has no net cash surrender value. If you incur a loss upon the surrender it is not likely to be deductible for Federal income tax purposes.

  Generally, a partial surrender of the Policy will not be taxable to you unless it is greater than the investment in the Policy less the untaxed portions of any prior distributions. The Internal Revenue Code does provide, however, that in certain situations in the first 15 years of the Policy partial surrenders may be taxable, in whole or in part, if the net cash surrender value is greater than the total investment in the Policy less the previous untaxed distributions. This may be the case even if the amount of the partial surrender is less than the investment in the Policy.

  MODIFIED ENDOWMENT CONTRACT. In general, a modified endowment contract is a life insurance contract issued or materially changed on or after June 21, 1988, which fails to satisfy a "7-pay test". A life insurance policy will fail to satisfy the 7-pay test if the cumulative amount paid under the policy at any time during the first seven policy years exceeds the sum of the net level premiums that would have been paid on or before such time had the policy provided for paid up future benefits after the payment of seven level annual premiums. Riders to the policy are considered part of the policy for purposes of applying the 7-pay test. Any policy received in exchange for a modified endowment contract will also be a modified endowment contract.

  1.  ZENITH LIFE POLICIES

    Normally, payment of the Policy's premiums will not cause it to be a modified endowment contract. If, however, the Policy's face amount is reduced in the first seven policy years, either as a result of a partial surrender or because the Policy Owner allows the Policy to lapse to Paid-up Insurance, the 7-pay test may be applied as if the Policy had originally been issued at the reduced face amount. In that event, the Policy could fail the 7-pay test and be classified as a modified endowment contract.

    If a "material change" in the benefits or other Policy terms occurs under a Policy which has satisfied the 7-pay test, the Policy will be treated as a new Policy entered into on the day on which the material change occurred. The Policy will be retested under the 7-pay test, after making certain adjustments to reflect the Policy's existing cash value. For this purpose, only the addition of a rider to the Policy will constitute a material change requiring a retesting under the 7-pay test. A Policy subject to retesting in this manner could fail the 7-pay test.

    It is important to be aware that the addition of a rider to any Policy, even a Policy issued before June 21, 1988, could be a material change which requires the Policy to be tested under the 7-pay test.

    Regardless of when it was issued, if a Policy described in the Zenith Life prospectus is exchanged on or after June 21, 1988 for another life insurance policy, the new insurance policy should be reviewed to determine how the rules regarding modified endowment contracts may apply to the new policy.

  2. ZENITH LIFE ONE POLICIES

    ALL POLICIES DESCRIBED IN THE ZENITH LIFE ONE PROSPECTUS WHICH WERE ENTERED INTO ON OR AFTER JUNE 21, 1988 ARE CONSIDERED MODIFIED ENDOWMENT CONTRACTS AND ARE SUBJECT TO THE TAX TREATMENT OF DISTRIBUTIONS DISCUSSED BELOW UNDER "DISTRIBUTIONS UNDER MODIFIED ENDOWMENT CONTRACTS". IN ADDITION, ANY INSURANCE POLICY RECEIVED IN EXCHANGE FOR A MODIFIED ENDOWMENT CONTRACT WILL ALSO BE A MODIFIED ENDOWMENT CONTRACT.

    Regardless of when it was issued, if a Policy described in the Zenith Life One prospectus is exchanged on or after June 21, 1988 for another life insurance policy, the new insurance policy should be reviewed to determine how the rules regarding modified endowment contracts may apply to the new policy.

    DISTRIBUTIONS UNDER MODIFIED ENDOWMENT CONTRACTS. If a Policy is a modified endowment contract, then the following rules will apply to distributions under such contract:

      (a) Distributions will be includible in your gross income to the extent the cash value of the Policy exceeds your investment in the Policy (i.e. will be treated as income first.)

      (b) Loans are considered distributions even if the amount borrowed is retained by NEVLICO as a premium. Your investment in the Policy will be increased by the amount of any prior loan that was included in your gross income.

      (c) A policy assignment is treated as a distribution. For example, in a split dollar insurance plan involving a collateral assignment of the Policy, the collateral assignment is a distribution which will subject any gain in the Policy to taxation.

      (d) A partial surrender to pay premiums is not a transaction specifically addressed and may or may not be treated as a taxable distribution.

      (e) For purposes of determining the amount of the distribution which is includible in gross income, all modified endowment contracts issued by NEVLICO or its affiliates to the same Policy Owner during any 12 month period must be treated as one modified endowment contract.

    Any taxable distribution will be subject to an additional tax equal to 10% of the taxable amount of the distribution unless the distribution is:

      (a) made on or after the date when you attain age 59 1/2;

      (b) is attributable to your becoming disabled; or

      (c) is part of a series of substantially equal periodic payments made no less frequently than annually for your life (or life expectancy).

  If a Policy becomes a modified endowment contract, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. In addition, regulations or other interpretations may be issued which will apply similar tax treatment to other distributions made in anticipation of a Policy becoming a modified endowment contract.

  OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance and other tax consequences of ownership or receipt of proceeds under the Policy depend upon the individual circumstances of each Policy Owner or beneficiary.

  Section 817(h) of the Code requires the investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under Section 7702 of the Code. Failure to comply with the diversification requirements may result in not treating the Policy as life insurance. If the Policy does not qualify as life insurance, you may be subjected to immediate taxation on the incremental increases in cash value of the Policy. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and NEVLICO believes it complies fully with such requirements.

  In connection with the issuance of the diversification regulations, the Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which an owner's control of the investments of a separate account may cause a Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the separate account. To date, no such regulations or guidance has been issued. If a Policy Owner is considered the owner of the assets of the Separate Account, income and gains from the Account would be included in the Owner's gross income.

  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, a Policy Owner has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of a pro rata share of the assets of the Separate Account. In addition, NEVLICO does not know what standards will be set forth in the regulations or rulings which the Treasury has stated it expects to be issued. NEVLICO therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of the assets of the Separate Account.

  The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

CHARGE FOR NEVLICO'S INCOME TAXES

  Under current Federal income tax law no tax is imposed on NEVLICO as a result of the operations of the Variable Account. Thus, no charge is being made currently to the Variable Account for company Federal income taxes. NEVLICO reserves its right to charge the Variable Account for company Federal income taxes in the future.

  Under current laws NEVLICO may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant and, accordingly, NEVLICO is not currently making a charge for them. If they increase, however, charges for such taxes attributable to the Variable Account may be made.

MANAGEMENT

  The directors and executive officers of NEVLICO and their principal business experience during the past five years are:

                             DIRECTORS OF NEVLICO

                         PRINCIPAL BUSINESS EXPERIENCE DURING
NAME                         THE PAST FIVE YEARS
----                     ------------------------------------
Edward C. Hall           Executive Vice President -- Client Services of The New England since
                          1988; Vice President --  Administration of NEVLICO
Kernan F. King           Director, Executive Vice President and Chief Marketing Officer of The
                          New England since 1992; formerly, Director, Executive Vice
                          President -- Administration and General Counsel, 1990 to 1992, of
                          The New England
Robert E. Schneider      Director, Executive Vice President and Chief Financial Officer of The
                          New England since 1993; formerly, Executive Vice President and Chief
                          Financial Officer, 1990 to 1993, Senior Vice President, 1985 to
                          1990, of The New England
Robert A. Shafto         Chairman, President and Chief Executive Officer since 1993; formerly,
                          President and Chief Executive Officer, 1992 to 1993, President and
                          Chief Operating Officer, 1990 to 1992, of The New England; Chairman,
                          President and Chief Executive Officer of NEVLICO
Daniel J. Toran          Executive Vice President of The New England since 1991; formerly,
                          Senior Vice President --  Agencies 1986 to 1991, of The New England
H. James Wilson          Executive Vice President and General Counsel of The New England since
                          1993; formerly, Senior Vice President and General Counsel, 1992 to
                          1993, Senior Vice President and Associate General Counsel, 1990 to
                          1992, of The New England; General Counsel and Secretary of NEVLICO.
Frederick K. Zimmermann  Executive Vice President and Chief Investment Officer of The New
                          England since 1993, formerly, Senior Vice President -- Investments,
                          1989 to 1993, of The New England; Vice President --  Investments of NEVLICO

                        EXECUTIVE OFFICERS OF NEVLICO
                             OTHER THAN DIRECTORS

                         PRINCIPAL BUSINESS EXPERIENCE DURING
NAME                         THE PAST FIVE YEARS
----                     ------------------------------------
Rodney J. Chandler       Second Vice President and Actuary of The New England since 1990;
                          Chief Actuary of NEVLICO
Chester R. Frost         Senior Vice President of The New England since 1984; Vice
                          President -- Controller of NEVLICO
John F. Guthrie          Vice President of The New England since 1983; Vice President --
                           Portfolio Strategy of NEVLICO
John G. Small            Senior Vice President of The New England since 1990; Vice President and Chief Underwriter of NEVLICO
Phillip G. Sullivan      Second Vice President and Medical Director of The New England since
                          1974; Vice President and Medical Director of NEVLICO
Newton H. Thompson       Second Vice President and Treasurer of The New England since 1993;
                          formerly, Second Vice President and Assistant Treasurer, 1991 to
                          1992, and Assistant Vice President and Assistant Treasurer, 1989 to
                          1991, of The New England; Vice President and Treasurer of NEVLICO
H. James Wilson          See Directors above
Frederick K. Zimmermann  See Directors above

The principal business address for each of the directors and executive officers is the same as NEVLICO's.

LEGAL MATTERS

  Legal matters in connection with the Policies described in this prospectus have been passed on by H. James Wilson, General Counsel of NEVLICO. Sutherland, Asbill & Brennan, Washington, D.C. has provided advice on certain matters relating to the Federal securities laws.

FINANCIAL STATEMENTS

  The financial statements of New England Variable Life Insurance Company and of New England Variable Life Separate Account have been audited by Coopers & Lybrand, independent auditors, as stated in their opinions appearing herein and have been so included in reliance upon their authority as experts in accounting and auditing.

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners and Board of Directors of New England Variable Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, Bond Income Sub-Account, Money Market Sub-Account, Stock Index Sub-Account, Managed Sub-Account, Avanti Growth Sub-Account, Value Growth Sub-Account, Small Cap Sub-Account, Equity-Income Sub-Account, Overseas Sub-Account, High Income Sub-Account, and Asset Manager Sub-Account) of New England Variable Life Insurance Company as of December 31, 1994, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1994. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising New England Variable Life Separate Account of New England Variable Life Insurance Company as of December 31, 1994, and the results of their operations and changes in their net assets for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 3, 1995

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1994

                                                                       NEW ENGLAND ZENITH FUND
                                           ------------------------------------------------------------------------------
                                             CAPITAL        BOND         MONEY        STOCK                     AVANTI
                                              GROWTH       INCOME       MARKET        INDEX       MANAGED       GROWTH
                                               SUB-         SUB-         SUB-         SUB-         SUB-          SUB-
                                             ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT
                                           ------------  -----------  -----------  -----------  ------------  ----------
ASSETS
Investments in New England Zenith Fund and
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 market value (Note 2).................... $304,826,810  $20,250,408  $18,328,233  $11,767,226  $16,974,440  $8,143,351
SUB-ACCOUNT         SHARES       COST
----------------- ------------------------
Capital Growth...    976,070 $ 294,934,737
Bond Income......    211,980    22,279,301
Money Market.....    183,282    18,328,233
Stock Index......    156,209    13,412,970
Managed..........    130,272    16,271,198
Avanti Growth....     72,212     7,937,671
Value Growth.....     47,081     5,131,286
Small Cap........      2,276       215,214
Equity-Income....  1,503,462    22,928,486
Overseas.........  2,206,564    34,315,959
High Income......      3,379        36,150
Asset Manager....     16,410       227,797
Amount due and accrued from policy-related
 transactions.............................      184,202        6,345    1,007,405        3,223       (4,968)     28,694
Dividends receivable......................           --           --       82,924           --           --          --
                                           ------------  -----------  -----------  -----------  -----------  ----------
  Total Assets............................  305,011,012   20,256,753   19,418,562   11,770,449   16,969,472   8,172,045
LIABILITIES
Due New England Variable Life Insurance
 Company..................................   55,516,275    3,506,622    2,537,819    2,091,485    2,209,894   1,760,834
                                           ------------  -----------  -----------  -----------  -----------  ----------
  Total liabilities.......................   55,516,275    3,506,622    2,537,819    2,091,485    2,209,894   1,760,834
                                           ------------  -----------  -----------  -----------  -----------  ----------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES................................. $249,494,737  $16,750,131  $16,880,743  $ 9,678,964  $14,759,578  $6,411,211
                                           ============  ===========  ===========  ===========  ===========  ==========

                                                                                                     VARIABLE
                                                                                                     INSURANCE
                                                                          VARIABLE INSURANCE         PRODUCTS
                                           NEW ENGLAND ZENITH FUND          PRODUCTS FUND             FUND II
                                            --------------------- ----------------------------------  ---------  ------------
                                               VALUE      SMALL     EQUITY-                  HIGH      ASSET
                                               GROWTH      CAP      INCOME      OVERSEAS    INCOME    MANAGER
                                                SUB-       SUB-      SUB-         SUB-       SUB-      SUB-
                                              ACCOUNT    ACCOUNT    ACCOUNT      ACCOUNT    ACCOUNT   ACCOUNT      TOTAL
                                            ----------  --------- -----------  ----------- ---------  ---------  ------------
ASSETS
Investments in New England Zenith Fund and
 Variable Insurance Products Fund, and
 Variable Insurance Products Fund II at
 market value (Note 2)....................  $5,133,204  $219,876  $23,078,145  $34,576,854  $36,363  $226,294   $443,561,204
SUB-ACCOUNT
-----------------
Capital Growth...
Bond Income......
Money Market.....
Stock Index......
Managed..........
Avanti Growth....
Value Growth.....
Small Cap........
Equity-Income....
Overseas.........
High Income......
Asset Manager....
Amount due and accrued from policy-related
 transactions.............................      12,591    16,120       72,148       65,247       --     5,412      1,396,419
Dividends receivable......................          --        --           --           --       --        --         82,924
                                            ----------  --------  -----------  -----------  -------  --------   ------------
  Total Assets............................   5,145,795   235,996   23,150,293   34,642,101   36,363   231,706    445,040,547
LIABILITIES
Due New England Variable Life Insurance
 Company..................................   1,052,814    45,166    4,018,126    6,773,269    5,941    31,012     79,549,257
                                            ----------  --------  -----------  -----------  -------  --------   ------------
  Total liabilities.......................   1,052,814    45,166    4,018,126    6,773,269    5,941    31,012     79,549,257
                                            ----------  --------  -----------  -----------  -------  --------   ------------
NET ASSETS FOR VARIABLE LIFE INSURANCE
 POLICIES.................................  $4,092,981  $190,830  $19,132,167  $27,868,832  $30,422  $200,694   $365,491,290
                                            ==========  ========  ===========  ===========  =======  ========   ============

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                                       NEW ENGLAND ZENITH FUND
                  -----------------------------------------------------------------------------------------------------
                    CAPITAL        BOND         MONEY       STOCK                    AVANTI       VALUE       SMALL
                     GROWTH       INCOME       MARKET       INDEX       MANAGED      GROWTH      GROWTH        CAP
                  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT*
                  ------------  -----------  ----------- -----------  -----------  ----------- ----------- ------------
Income
Dividends.......  $ 13,519,083  $ 1,399,070   $691,932   $   307,159  $  678,949    $ 43,109    $ 89,817      $  327
EXPENSE
Mortality and
 expense risk
 charge (Note
 3).............     1,637,278      107,252     93,830        59,230      86,049      31,737      18,214          28
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
Net investment
 income (loss)..    11,881,805    1,291,818    598,102       247,929     592,900      11,372      71,603         299
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
Beginning of
 period.........    46,100,393       41,284      --       (1,457,732)  1,602,795     143,154      67,310        --
End of period...     9,892,073   (2,028,893)     --       (1,645,744)    703,242     205,680       1,918       4,662
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
Net change in
 unrealized
 appreciation
 (depreciation).   (36,208,320)  (2,070,177)     --         (188,012)   (899,553)     62,526     (65,392)      4,662
Net realized
 gain (loss) on
 investments....        67,810        1,763      --            6,200      37,994         542         776        --
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
Net realized and
 unrealized gain
 (loss) on
 investments....   (36,140,510)  (2,068,414)     --         (181,812)   (861,559)     63,068     (64,616)      4,662
                  ------------  -----------   --------   -----------  ----------    --------    --------      ------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS.....  $(24,258,705) $  (776,596)  $598,102   $    66,117  $ (268,659)   $ 74,440    $  6,987      $4,961
                  ============  ===========   ========   ===========  ==========    ========    ========      ======
                                                          VARIABLE
                                                          INSURANCE
                           VARIABLE INSURANCE             PRODUCTS
                              PRODUCTS FUND                FUND II
                  ------------------------------------- ------------- -------------
                    EQUITY-                   HIGH          ASSET
                    INCOME     OVERSEAS      INCOME        MANAGER
                  SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT** SUB-ACCOUNT**    TOTAL
                  ----------- ----------- ------------- ------------- -------------
Income
Dividends.......   $670,101    $  69,390      $ --         $    --    $ 17,468,937
EXPENSE
Mortality and
 expense risk
 charge (Note
 3).............     75,586      133,276         6              34       2,242,520
                  ----------- ----------- ------------- ------------- -------------
Net investment
 income (loss)..    594,515      (63,886)       (6)            (34)     15,226,417
NET REALIZED AND
 UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation)
 on investments:
Beginning of
 period.........     93,013      700,341       --            --         47,290,558
End of period...    149,659      260,895       213          (1,503)      7,542,202
                  ----------- ----------- ------------- ------------- -------------
Net change in
 unrealized
 appreciation
 (depreciation).     56,646     (439,446)      213          (1,503)    (39,748,356)
Net realized
 gain (loss) on
 investments....       (929)        (471)      --            --            113,685
                  ----------- ----------- ------------- ------------- -------------
Net realized and
 unrealized gain
 (loss) on
 investments....     55,717     (439,917)      213          (1,503)    (39,634,671)
                  ----------- ----------- ------------- ------------- -------------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 RESULTING FROM
 OPERATIONS.....   $650,232    $(503,803)     $207         $(1,537)   $(24,408,254)
                  =========== =========== ============= ============= =============

* For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.

**For the period December 19, 1994 (Commencement of Operations) through
  December 31, 1994.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1993

                                                                 NEW ENGLAND ZENITH FUND
                                  ---------------------------------------------------------------------------------------
                                    CAPITAL                   MONEY       STOCK                    AVANTI
                                    GROWTH    BOND INCOME    MARKET       INDEX       MANAGED      GROWTH    VALUE GROWTH
                                  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT* SUB-ACCOUNT*
                                  ----------- -----------  ----------- -----------  ----------- ------------ ------------
INCOME
Dividends........................ $14,407,828 $1,721,493    $415,332   $  286,517   $  778,823    $ 31,181     $31,108
EXPENSE
Mortality and expense risk charge
 (Note 3)........................   1,317,363     89,763      74,167       40,270       73,721       5,506       3,166
                                  ----------- ----------    --------   ----------   ----------    --------     -------
Net investment income (loss).....  13,090,465  1,631,730     341,165      246,247      705,102      25,675      27,942
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized appreciation
 (depreciation) on investments:
 Beginning of period.............  26,130,492    (62,020)      --      (1,863,474)   1,105,911       --           --
 End of period...................  46,100,393     41,284       --      (1,457,732)   1,602,795     143,154      67,310
                                  ----------- ----------    --------   ----------   ----------    --------     -------
Net change in unrealized
 appreciation....................  19,969,901    103,304       --         405,742      496,884     143,154      67,310
Net realized gain (loss) on
 investments.....................     436,493     84,686       --          (4,995)      93,335         (88)         64
                                  ----------- ----------    --------   ----------   ----------    --------     -------
Net realized and unrealized gain
 on investments..................  20,406,394    187,990       --         400,747      590,219     143,066      67,374
                                  ----------- ----------    --------   ----------   ----------    --------     -------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS....... $33,496,859 $1,819,720    $341,165   $  646,994   $1,295,321    $168,741     $95,316
                                  =========== ==========    ========   ==========   ==========    ========     =======
                                      VARIABLE INSURANCE
                                        PRODUCTS FUND
                                  -------------------------- -----------
                                  EQUITY-INCOME   OVERSEAS
                                  SUB-ACCOUNT*  SUB-ACCOUNT*    TOTAL
                                  ------------- ------------ -----------
INCOME
Dividends........................   $ 46,757      $   --     $17,719,039
EXPENSE
Mortality and expense risk charge
 (Note 3)........................      7,615        17,666     1,629,237
                                    --------      --------   -----------
Net investment income (loss).....     39,142      (17,666 )   16,089,802
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
Net unrealized appreciation
 (depreciation) on investments:
 Beginning of period.............      --            --       25,310,909
 End of period...................     93,013       700,341    47,290,558
                                    --------      --------   -----------
Net change in unrealized
 appreciation....................     93,013       700,341    21,979,649
Net realized gain (loss) on
 investments.....................        (59)          729       610,165
                                    --------      --------   -----------
Net realized and unrealized gain
 on investments..................     92,954       701,070    22,589,814
                                    --------      --------   -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.......   $132,096      $683,404   $38,679,616
                                    ========      ========   ===========

* For the period April 30, 1993 (Commencement of Operations) through December 31, 1993.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1992

                          --------------------------------------------------------------- -----------
                            CAPITAL        BOND         MONEY       STOCK
                             GROWTH       INCOME       MARKET       INDEX       MANAGED
                          SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT    TOTAL
                          ------------  -----------  ----------- -----------  ----------- -----------
INCOME
Dividends...............  $  2,544,247  $1,038,401    $541,442   $2,971,910    $ 521,129  $ 7,617,129
EXPENSE
Mortality and expense
 risk charge (Note 3)...       872,975      57,034      75,654       24,160       51,418    1,081,241
                          ------------  ----------    --------   ----------    ---------  -----------
Net investment income...     1,671,272     981,367     465,788    2,947,750      469,711    6,535,888
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
Net unrealized
 appreciation
 (depreciation ) on
 investments:
 Beginning of period....    36,250,872     132,914       --         767,700    1,283,603   38,435,089
 End of period..........    26,130,492     (62,020)      --      (1,863,474)   1,105,911   25,310,909
                          ------------  ----------    --------   ----------    ---------  -----------
Net change in unrealized
 depreciation...........   (10,120,380)   (194,934)      --      (2,631,174)    (177,692) (13,124,180)
Net realized gain on
 investments............         3,522      45,768       --          14,077      350,133      413,500
                          ------------  ----------    --------   ----------    ---------  -----------
Net realized and
 unrealized gain (loss)
 on investments.........   (10,116,858)   (149,166)      --      (2,617,097)     172,441  (12,710,680)
                          ------------  ----------    --------   ----------    ---------  -----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $ (8,445,586) $  832,201    $465,788   $  330,653    $ 642,152  $(6,174,792)
                          ============  ==========    ========   ==========    =========  ===========



                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994

                                                      NEW ENGLAND ZENITH FUND
                   -----------------------------------------------------------------------------------------------------
                     CAPITAL        BOND         MONEY         STOCK                    AVANTI        VALUE      SMALL
                      GROWTH       INCOME        MARKET        INDEX       MANAGED      GROWTH       GROWTH       CAP
                       SUB-         SUB-          SUB-         SUB-         SUB-         SUB-         SUB-        SUB-
                     ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT    ACCOUNT*
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)...  $ 11,881,805  $ 1,291,818  $    598,102  $   247,929  $   592,900  $    11,372  $    71,603  $    299
Net realized and
 unrealized gain
 (loss) on
 investments.....   (36,140,510)  (2,068,414)      --          (181,812)    (861,559)      63,068      (64,616)    4,662
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....   (24,258,705)    (776,596)      598,102       66,117     (268,659)      74,440        6,987     4,961
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums
 transferred from
 New England
 Variable Life
 Insurance
 Company.........   101,802,783    6,362,705    39,544,492    3,600,140    4,112,835    3,173,029    1,762,484     4,323
Net transfers
 (to) from other
 sub-accounts....    (1,234,289)    (822,617)  (29,858,294)     718,688     (186,357)   2,527,486    2,012,595   226,677
Net transfers to
 New England
 Variable Life
 Insurance
 Company.........   (56,761,722)  (4,458,223)   (6,161,941)  (2,075,140)  (3,102,454)  (2,027,427)  (1,190,128)  (45,131)
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Increase in net
 assets derived
 from policy-
 related
 transactions....    43,806,772    1,081,865     3,524,257    2,243,688      824,024    3,673,088    2,584,951   185,869
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
Net increase in
 net assets......    19,548,067      305,269     4,122,359    2,309,805      555,365    3,747,528    2,591,938   190,830
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........   229,946,670   16,444,862    12,758,384    7,369,159   14,204,213    2,663,683    1,501,043     --
                   ------------  -----------  ------------  -----------  -----------  -----------  -----------  --------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $249,494,737  $16,750,131  $ 16,880,743  $ 9,678,964  $14,759,578  $ 6,411,211  $ 4,092,981  $190,830
                   ============  ===========  ============  ===========  ===========  ===========  ===========  ========
                                                       VARIABLE
                                                       INSURANCE
                          VARIABLE INSURANCE           PRODUCTS
                             PRODUCTS FUND              FUND II
                   ----------------------------------- ---------- -------------
                     EQUITY-                   HIGH      ASSET
                     INCOME      OVERSEAS     INCOME    MANAGER
                      SUB-         SUB-        SUB-      SUB-
                     ACCOUNT      ACCOUNT    ACCOUNT** ACCOUNT**     TOTAL
                   ------------ ------------ --------- ---------- -------------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)...  $   594,515  $   (63,886)  $    (6) $    (34)  $ 15,226,417
Net realized and
 unrealized gain
 (loss) on
 investments.....       55,717     (439,917)      213    (1,503)   (39,634,671)
                   ------------ ------------ --------- ---------- -------------
 Increase
  (decrease) in
  net assets
  derived from
  investment
  activities.....      650,232     (503,803)      207    (1,537)   (24,408,254)
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums
 transferred from
 New England
 Variable Life
 Insurance
 Company.........    9,237,234   11,268,285       102     8,495    180,876,907
Net transfers
 (to) from other
 sub-accounts....    9,868,299   16,487,055    36,048   224,709        --
Net transfers to
 New England
 Variable Life
 Insurance
 Company.........   (4,905,512)  (8,836,370)   (5,935)  (30,973)   (89,600,956)
                   ------------ ------------ --------- ---------- -------------
Increase in net
 assets derived
 from policy-
 related
 transactions....   14,200,021   18,918,970    30,215   202,231     91,275,951
                   ------------ ------------ --------- ---------- -------------
Net increase in
 net assets......   14,850,253   18,415,167    30,422   200,694     66,867,697
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD..........    4,281,914    9,453,665     --        --       298,623,593
                   ------------ ------------ --------- ---------- -------------
NET ASSETS, AT
 END OF THE
 PERIOD..........  $19,132,167  $27,868,832   $30,422  $200,694   $365,491,290
                   ============ ============ ========= ========== =============

 *For the period May 2, 1994 (Commencement of Operations) through December 31,
  1994.
**For the period December 19, 1994 (Commencement of Operations) through
  December 31, 1994.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1993

                                                 NEW ENGLAND ZENITH FUND
                  -------------------------------------------------------------------------------------------
                    CAPITAL        BOND         MONEY        STOCK                     AVANTI       VALUE
                     GROWTH       INCOME       MARKET        INDEX       MANAGED       GROWTH       GROWTH
                  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT* SUB-ACCOUNT*
                  ------------  -----------  -----------  -----------  -----------  ------------ ------------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)..  $ 13,090,465  $ 1,631,730  $   341,165  $  246,247   $   705,102   $   25,675   $   27,942
Net realized and
 unrealized gain
 on investments.    20,406,394      187,990          --      400,747       590,219      143,066       67,374
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
Increase in net
 assets derived
 from investment
 activities.....    33,496,859    1,819,720      341,165     646,994     1,295,321      168,741       95,316
FROM POLICY-
 RELATED
 TRANSACTIONS
Net premiums
 transferred
 from New
 England
 Variable Life
 Insurance
 Company........    88,880,791    5,429,522   27,439,024   2,696,124     3,325,220      579,106      252,321
Net transfers
 (to) from other
 sub-accounts...      (185,104)   1,155,530  (22,054,415)  1,088,665     1,967,320    2,787,043    1,529,391
Net transfers to
 New England
 Variable Life
 Insurance
 Company........   (41,091,866)  (2,588,466)  (5,031,875) (1,483,033)   (1,785,088)    (871,207)    (375,985)
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
Increase in net
 assets derived
 from policy-
 related
 transactions...    47,603,821    3,996,586      352,734   2,301,756     3,507,452    2,494,942    1,405,727
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
Net increase in
 net assets.....    81,100,680    5,816,306      693,899   2,948,750     4,802,773    2,663,683    1,501,043
NET ASSETS, AT
 BEGINNING OF
 THE PERIOD.....   148,845,990   10,628,556   12,064,485   4,420,409     9,401,440          --           --
                  ------------  -----------  -----------  ----------   -----------   ----------   ----------
NET ASSETS, AT
 END OF THE
 PERIOD.........  $229,946,670  $16,444,862  $12,758,384  $7,369,159   $14,204,213   $2,663,683   $1,501,043
                  ============  ===========  ===========  ==========   ===========   ==========   ==========
                      VARIABLE INSURANCE
                        PRODUCTS FUND
                  -------------------------- -------------
                  EQUITY-INCOME   OVERSEAS
                  SUB-ACCOUNT*  SUB-ACCOUNT*    TOTAL
                  ------------- ------------ -------------
FROM INVESTMENT
 ACTIVITIES
Net investment
 income (loss)..   $   39,142    $  (17,666) $ 16,089,802
Net realized and
 unrealized gain
 on investments.       92,954       701,070    22,589,814
                  ------------- ------------ -------------
Increase in net
 assets derived
 from investment
 activities.....      132,096       683,404    38,679,616
FROM POLICY-
 RELATED
 TRANSACTIONS
Net premiums
 transferred
 from New
 England
 Variable Life
 Insurance
 Company........      964,191     1,568,988   131,135,287
Net transfers
 (to) from other
 sub-accounts...    4,320,708     9,390,862           --
Net transfers to
 New England
 Variable Life
 Insurance
 Company........   (1,135,081)   (2,189,589)  (56,552,190)
                  ------------- ------------ -------------
Increase in net
 assets derived
 from policy-
 related
 transactions...    4,149,818     8,770,261    74,583,097
                  ------------- ------------ -------------
Net increase in
 net assets.....    4,281,914     9,453,665   113,262,713
NET ASSETS, AT
 BEGINNING OF
 THE PERIOD.....          --            --    185,360,880
                  ------------- ------------ -------------
NET ASSETS, AT
 END OF THE
 PERIOD.........   $4,281,914    $9,453,665  $298,623,593
                  ============= ============ =============

* For the period April 30, 1993 (Commencement of Operations) through December 31, 1993.

                       See Notes to Financial Statements

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                       OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1992

                         -----------------------------------------------------------------  ------------
                           CAPITAL        BOND         MONEY         STOCK
                            GROWTH       INCOME        MARKET        INDEX       MANAGED
                         SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT     TOTAL
                         ------------  -----------  ------------  -----------  -----------  ------------
FROM INVESTMENT
 ACTIVITIES
Net investment income..  $  1,671,272  $   981,367  $    465,788  $ 2,947,750  $   469,711  $  6,535,888
Net realized and
 unrealized gain (loss)
 on investments........   (10,116,858)    (149,166)      --        (2,617,097)     172,441   (12,710,680)
                         ------------  -----------  ------------  -----------  -----------  ------------
 Increase (decrease) in
  net assets derived
  from investment
  activities...........    (8,445,586)     832,201       465,788      330,653      642,152    (6,174,792)
FROM POLICY-RELATED
 TRANSACTIONS
Net premiums
 transferred from New
 England Variable Life
 Insurance Company.....    67,808,576    3,248,052    24,616,186    1,485,555    2,274,457    99,432,826
Net transfers (to) from
 other sub-accounts....    16,957,727    1,845,009   (19,527,266)     849,096     (124,566)      --
Net transfers to New
 England Variable Life
 Insurance Company.....   (50,969,349)  (2,798,256)   (4,457,696)  (1,217,417)  (1,765,986)  (61,208,704)
                         ------------  -----------  ------------  -----------  -----------  ------------
Increase in net assets
 derived from policy-
 related transactions..    33,796,954    2,294,805       631,224    1,117,234      383,905    38,224,122
                         ------------  -----------  ------------  -----------  -----------  ------------
Net increase in net
 assets................    25,351,368    3,127,006     1,097,012    1,447,887    1,026,057    32,049,330
NET ASSETS, AT
 BEGINNING OF THE
 PERIOD................   123,494,622    7,501,550    10,967,473    2,972,522    8,375,383   153,311,550
                         ------------  -----------  ------------  -----------  -----------  ------------
NET ASSETS, AT END OF
 THE PERIOD............  $148,845,990  $10,628,556  $ 12,064,485  $ 4,420,409  $ 9,401,440  $185,360,880
                         ============  ===========  ============  ===========  ===========  ============



                       See Notes to Financial Statements

                  NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                                      OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. New England Variable Life Separate Account (the "Account") of New England Variable Life Insurance Company ("NEVLICO"), was established by NEVLICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department. NEVLICO is a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NEVLICO. However, that portion of the Account assets equal to the reserves and other liabilities of the Account may not be charged with liabilities that arise out of any other business NEVLICO may conduct.

2. The Account has twelve investment sub-accounts each of which invests in the shares of one portfolio of New England Zenith Fund ("Zenith Fund"), the Variable Insurance Products Fund or the Variable Insurance Products Fund II. The portfolios of the Zenith Fund, the Variable Insurance Products Fund and Variable Insurance Products Fund II in which the sub-accounts invest are referred to herein as the "Eligible Funds." The Zenith Fund, the Variable Insurance Products Fund and Variable Insurance Products Fund II are diversified, open-end management investment companies. The Account purchases or redeems shares of the twelve Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. Boston time) on each day the Exchange is open for trading. Realized gains and losses on the sale of the Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date.

3. Certain deductions are made from each premium payment paid to NEVLICO to arrive at a net premium that is transferred to the Account, and certain deductions are made from the variable life insurance policies' cash value. These deductions include sales load, administrative expenses, a risk charge, premium taxes and the cost of providing insurance protection. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

NEVLICO charges the Account for mortality and expense risks NEVLICO assumes. Currently, the charges are made daily at an effective annual rate of .35% of the Account assets attributable to fixed premium variable life policies, .45% of the Account assets attributable to single premium variable life policies,
 .60% of the Account assets attributable to variable ordinary life policies and limited payment variable life policies, and .90% of the Account assets attributable to variable survivorship life policies.

4. For federal income tax purposes the Account's operations are included with those of NEVLICO. NEVLICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

5. The Back Bay Advisors Bond Income, Back Bay Advisors Money Market and Back Bay Advisors Managed Series of the Zenith Fund receive investment advice from Back Bay Advisors, L.P. ("Back Bay Advisors"), an indirect subsidiary of The New England. Capital Growth Management Limited Partnership ("CGM") serves as investment adviser to the Capital Growth Series. Loomis, Sayles serves as investment adviser to the Loomis Sayles Avanti Growth Series and the Loomis Sayles Small Cap Series, and Westpeak Investment Advisers, L.P. ("Westpeak") serves as investment adviser to the Westpeak Stock Index Series and the Westpeak Value Growth Series. Back Bay Advisors served as investment adviser to the Westpeak Stock Index Series until August 2, 1993, when Westpeak became the investment adviser pursuant to an advisory agreement that was approved by shareholders of the Westpeak Stock Index Series on July 14, 1993. Loomis, Sayles, Westpeak, and CGM are indirect subsidiaries of The New England. The Equity-Income, Overseas, and High Income Portfolios of the Variable Insurance Products Fund and the Asset Manager Portfolio of the Variable Insurance Products Fund II receive investment advice from Fidelity Management & Research Company.

6. The following table shows the aggregate cost of shares purchased and proceeds from sales of each sub-account as of December 31, 1994:

                                                        PURCHASES      SALES
                                                       ------------ ------------
   Capital Growth..................................... $164,839,394 $104,764,194
   Bond Income........................................   12,808,505    9,812,380
   Money Market.......................................   55,266,374   50,824,342
   Stock Index........................................    6,625,186    3,854,139
   Managed............................................    8,429,317    6,603,077
   Avanti Growth......................................    7,196,134    2,478,839
   Value Growth.......................................    4,869,047    1,506,335
   Small Cap..........................................      231,338            5
   Fidelity Equity-Income.............................   24,975,998    7,189,332
   Fidelity Overseas..................................   32,894,034    9,110,672
   Fidelity High Income...............................       36,150           --
   Fidelity Asset Manager.............................      245,398        6,777

7. The following tables show the net investment return of the sub-accounts for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets for each type of variable life insurance policy shown. These figures do not reflect charges deducted from premiums and cash values of the policies. Such charges will affect the actual cash values and benefits of the policies. Certain amounts in 1988, 1989, and 1990 have been recalculated to conform with the current presentation.

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89 - 1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  67.51%   94.53%   52.17%   -9.11%   30.30%   -3.82%   53.45%   -6.38%   14.57%   -8.06%
Bond Income.............  18.34%   14.43%    1.91%    7.99%   11.91%    7.71%   17.55%    7.80%   12.22%   -3.91%
Money Market............   7.88%    6.43%    6.16%    7.14%    8.87%    7.81%    5.84%    3.43%    2.61%    3.65%
                                           5/1/87-  1/1/88-  1/1/89 - 1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock-Index............................... -12.40%   15.93%   29.70%   -4.48%   29.98%    6.92%    9.34%    0.71%
Managed...................................   -.89%    9.10%   18.67%    2.85%   19.75%    6.33%   10.26%   -1.53%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.47%   -1.70%
Value Growth....................................................................................  13.97%   -1.86%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.88%    6.55%
Fidelity Overseas...............................................................................  36.87%    0.85%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.23%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -1.80%
Fidelity Asset Manager...................................................................................  -6.76%

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  67.34%   94.33%   52.02%   -9.20%   30.17%   -3.91%   53.29%   -6.47%   14.46%   -8.16%
Bond Income.............  18.23%   14.32%    1.81%    7.88%   11.79%    7.60%   17.43%    7.69%   12.10%   -4.01%
Money Market............   7.78%    6.32%    6.05%    7.03%    8.77%    7.71%    5.74%    3.33%    2.51%    3.54%
                                           5/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............................... -12.46%   15.82%   29.57%   -4.58%   29.85%    6.81%    9.23%    0.60%
Managed...................................   -.96%    8.99%   18.55%    2.75%   19.63%    6.22%   10.15%   -1.63%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.39%   -1.80%
Value Growth....................................................................................  13.90%   -1.96%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.76%    6.44%
Fidelity Overseas...............................................................................  36.74%    0.75%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.30%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -1.90%
Fidelity Asset Manager...................................................................................  -6.85%

VARIABLE ORDINARY ("ZENITH LIFE PLUS" AND "ZENITH LIFE PLUS II") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  67.09%   94.04%   51.79%   -9.36%   30.80%   -4.64%   53.06%   -6.61%   14.28%   -8.30%
Bond Income.............  18.05%   14.15%    1.65%    7.63%   11.68%    7.48%   17.25%    7.53%   11.94%   -4.16%
Money Market............   7.61%    6.16%    5.89%    6.94%    8.58%    7.50%    5.58%    3.18%    2.36%    3.39%
                                           5/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............................... -12.55%   14.67%   32.72%   -6.33%   29.65%    6.65%    9.07%    0.45%
Managed...................................  -1.06%    8.43%   19.83%    1.72%   19.45%    6.06%    9.99%   -1.78%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.28%   -1.94%
Value Growth....................................................................................  13.78%   -2.11%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.59%    6.28%
Fidelity Overseas...............................................................................  36.53%    0.59%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.40%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -2.05%
Fidelity Asset Manager...................................................................................  -7.00%

VARIABLE ORDINARY ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                                 NET INVESTMENT RETURN OF THE SUB-ACCOUNTS
                         -----------------------------------------------------------------------------------------
                         1/1/85-  1/1/86-  1/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT              12/31/85 12/31/86 12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------              -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Capital Growth..........  66.59%   93.46%   51.34%   -9.63%   30.41%   -4.92%   52.61%   -6.90%   13.94%   -8.57%
Bond Income.............  17.70%   13.81%    1.35%    7.30%   11.34%    7.16%   16.90%    7.21%   11.60%   -4.45%
Money Market............   7.29%    5.85%    5.57%    6.62%    8.25%    7.18%    5.26%    2.87%    2.05%    3.08%
                                           5/1/87-  1/1/88-  1/1/89-  1/1/90-  1/1/91-  1/1/92-  1/1/93-  1/1/94-
SUB-ACCOUNT                                12/31/87 12/31/88 12/31/89 12/31/90 12/31/91 12/31/92 12/31/93 12/31/94
-----------                                -------- -------- -------- -------- -------- -------- -------- --------
Stock Index............................... -12.73%   14.32%   32.33%   -6.61%   29.27%    6.33%    8.74%    0.15%
Managed...................................  -1.26%    8.10%   19.47%    1.42%   19.10%    5.74%    9.69%   -2.07%
                                                                                                 4/30/93- 1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Avanti Growth...................................................................................  14.05%   -2.24%
Value Growth....................................................................................  13.55%   -2.40%
                                                                                                 1/1/93-  1/1/94-
SUB-ACCOUNT                                                                                      12/31/93 12/31/94
-----------                                                                                      -------- --------
Fidelity Equity-Income..........................................................................  17.23%    5.96%
Fidelity Overseas...............................................................................  36.12%    0.29%
                                                                                                          5/2/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Small Cap................................................................................................  -4.59%
                                                                                                          1/1/94-
SUB-ACCOUNT                                                                                               12/31/94
-----------                                                                                               --------
Fidelity High Income.....................................................................................  -2.34%
Fidelity Asset Manager...................................................................................  -7.28%

  The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and beginning value for the period and dividing it by the beginning value for the period.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of New England Variable Life Insurance Company:

We have audited the accompanying balance sheets of New England Variable Life Insurance Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1994 and 1993, and the related statements of operations, surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New England Variable Life Insurance Company as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which are considered generally accepted accounting principles for wholly-owned stock life insurance subsidiaries of mutual life insurance companies.

                                          Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 24, 1995

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                                 BALANCE SHEETS

                                     ASSETS

                                                           DECEMBER 31,
                                                     --------------------------
                                                         1994          1993
                                                         ----          ----
Bonds..............................................  $  7,828,833  $  7,987,043
Mortgage loan......................................     2,221,942     2,230,000
Policy loans.......................................    43,967,343    30,673,718
Cash and short-term investments....................    10,669,045    21,282,674
Accrued investment income..........................     1,377,286     1,061,822
Premiums deferred and uncollected..................     6,892,888     5,452,658
Due from separate account, net.....................    79,549,258    63,855,885
Due from New England Mutual Life Insurance Company.     1,889,855       475,007
Other assets.......................................       814,991     1,636,853
Separate account assets............................   445,040,547   362,479,478
                                                     ------------  ------------
    Total assets...................................  $600,251,988  $497,135,138
                                                     ============  ============

                            LIABILITIES AND SURPLUS
Policy reserves....................................  $ 44,648,304  $ 26,905,146
Due New England Mutual Life Insurance Company......     3,219,350     7,917,908
Federal income taxes...............................     4,611,653     1,644,852
Accrued expenses...................................     4,746,096     2,866,665
Other liabilities..................................     1,120,620       735,987
Separate account liabilities.......................   445,040,547   362,479,478
                                                     ------------  ------------
    Total liabilities..............................   503,386,570   402,550,036
Surplus:
  Common stock (shares authorized: 50,000; issued
   and outstanding:
   20,000; par value $125).........................     2,500,000     2,500,000
  Paid-in capital in excess of par value...........   117,709,808   107,709,808
  Unassigned surplus...............................   (23,481,592)  (15,831,154)
    Asset valuation reserve........................       137,202       206,448
                                                     ------------  ------------
    Total surplus..................................    96,865,418    94,585,102
                                                     ------------  ------------
    Total liabilities and surplus..................  $600,251,988  $497,135,138
                                                     ============  ============

    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                         1994          1993
                                                     ------------  ------------
Income:
  Premiums.........................................  $201,732,909  $146,137,792
  Investment income................................     3,093,024     2,724,046
                                                     ------------  ------------
                                                      204,825,933   148,861,838
Expenses:
  Death and other benefits.........................    23,345,664    18,207,816
  Increase in policy reserves......................    17,743,158     5,573,679
  Commissions......................................    37,220,361    29,849,384
  Net transfers to separate account................    87,853,704    58,823,455
  General and administrative.......................    43,395,223    31,727,803
                                                     ------------  ------------
                                                      209,558,110   144,182,137
                                                     ------------  ------------
Income (loss) before provision for taxes...........    (4,732,177)    4,679,701
Provision for income taxes.........................     2,968,375     5,066,507
                                                     ------------  ------------
Net loss from operations before realized capital
 losses............................................    (7,700,552)     (386,806)
Net realized investment gains (losses) less capital
 gains tax of $0 in 1994 and $4,916 in 1993........             9        (5,780)
                                                     ------------  ------------
Net loss...........................................  $ (7,700,543) $   (392,586)
                                                     ============  ============

                             STATEMENTS OF SURPLUS

                                                     YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                         1994          1993
                                                     ------------  ------------
Surplus, beginning of year.........................  $ 94,585,102  $ 69,988,844
Net loss...........................................    (7,700,543)     (392,586)
Change in non-admitted assets......................       (19,141)      (11,156)
Paid-in capital....................................    10,000,000    25,000,000
                                                     ------------  ------------
Surplus, end of year...............................  $ 96,865,418  $ 94,585,102
                                                     ============  ============

    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF CASH FLOWS

                                                    YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                       1994           1993
                                                   -------------  ------------
Cash flows from operating activities:
  Insurance premiums and other considerations..... $ 199,670,506  $143,259,367
  Investment income...............................     2,773,220     2,479,596
  Benefits........................................   (23,510,882)  (18,036,117)
  Expenses and taxes..............................   (80,900,670)  (62,011,687)
  Net transfers to separate account...............  (103,547,077)  (72,721,602)
  Net increase in policy loans....................   (13,293,625)   (9,308,284)
  Other disbursements, net........................    (1,972,032)   (2,914,732)
                                                   -------------  ------------
    Net cash flows used in operating activities...   (20,780,560)  (19,253,459)
Cash flows from investing activities:
  Proceeds of long-term investments sold, matured
   or repaid (net of tax).........................       166,942       576,687
  Cost of long-term investments acquired..........           (11)         (922)
                                                   -------------  ------------
    Net cash flows from investing activities......       166,931       575,765
Cash flows from financing activities:
  Paid-in capital.................................    10,000,000    25,000,000
                                                   -------------  ------------
Net cash flows....................................   (10,613,629)    6,322,306
Cash and short-term investments, beginning of
 year.............................................    21,282,674    14,960,368
                                                   -------------  ------------
Cash and short-term investments, end of year...... $  10,669,045  $ 21,282,674
                                                   =============  ============


    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

1. GENERAL:

  New England Variable Life Insurance Company (the "Company") is a wholly-owned stock life insurance subsidiary of New England Mutual Life Insurance Company ("The New England"). The Company is authorized to transact variable life insurance business.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  BASIS OF PRESENTATION

  The Company prepares its statutory financial statements, except as to form, in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which are currently considered generally accepted accounting principles (GAAP) for wholly-owned stock life insurance subsidiaries of a mutual life insurance company. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed.

  The Financial Accounting Standards Board (FASB) issued Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts. The American Institute of Certified Public Accountants issued Statement of Position 95-1, Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises. Neither of these groups has a role in establishing regulatory accounting practices. These pronouncements will require stock life subsidiaries of a mutual life insurance company parent to modify their financial statements in order for them to continue to be in accordance with generally accepted accounting principles, effective for 1996 financial statements. The manner in which policy reserves, new business acquisition costs, asset valuations and the related tax effects are recorded will change. Management has not determined the impact of such changes on its financial statements.

  Certain amounts from the 1993 financial statements have been reclassified to conform with the 1994 presentation.

  INVESTED ASSETS

  Carrying values of bonds have been determined in accordance with methods and values adopted by the National Association of Insurance Commissioners. Bonds are carried primarily at amortized cost.

  The Company's mortgage loans on real estate are carried at outstanding principal balance or amortized cost. The estimated fair value of these loans is determined using an internal matrix based on market rates and a credit rating system. The Company establishes investment valuation reserves equal to the amount by which the admitted value of each mortgage loan that has been modified, is delinquent 90 days or more, or is in the process of modification, exceeds the estimated fair value of its underlying collateral. These investment valuation reserves are adjusted annually based on current valuations.

  Policy loans are carried at the aggregate of the unpaid balances. Policy loans are an integral part of insurance products and have no maturity dates. Consequently, it is not practicable to value these instruments.

  Short term investments are carried principally at cost, which approximates fair value, and include securities with a maturity date at purchase of less than one year.

  Realized gains and losses on the sales of investments are determined on the specific identification method. See Note 3 for accounting treatment of realized gains and losses attributable to interest rate changes. Unrealized gains and losses are accounted for as direct increases or decreases in surplus.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED
  SEPARATE ACCOUNT

  Assets and liabilities held in the separate account are included as separate captions on the balance sheet. The statements of operations include the general account business and the net transfers to the separate account. The separate account's net transfers, investment income, realized and unrealized capital gains and losses, and investment expenses are offset by corresponding increases or decreases in reserves required to provide for future payments to policyholders. These assets consist principally of investments in mutual funds and are carried at fair value.

  VARIABLE LIFE RESERVES

  Reserves for variable life insurance policies are developed using the 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables on the Net Level Premium Method, the Net Single Premium Method, or the Modified Full Preliminary Term Method with assumed interest rates ranging from 4% to 5%.

  DUE FROM SEPARATE ACCOUNT, NET

  The Company records as a receivable amounts that are due from the separate account for policy charges (including cost of insurance charges, administrative charges and minimum death benefit charges), and amounts held for policy account values in excess of the statutory reserve.

  Amounts held in excess of the reserve cannot be transferred unless the policy is terminated or the policy account value is withdrawn.

  Actual transfers from the separate account to the general account for the policy charges are made on a periodic basis to reduce this receivable. The components of the amount due from the separate account, net as of December 31, 1994 and December 31, 1993 are as follows:

                                                           1994        1993
                                                           ----        ----
   Account values in excess of reserves................ $75,718,686 $60,722,683
   Policy charges......................................   3,830,572   3,133,202
                                                        ----------- -----------
     Total............................................. $79,549,258 $63,855,885
                                                        =========== ===========

  RECOGNITION OF PREMIUM REVENUE AND RELATED EXPENSES

  Variable life premium revenue is recognized during the premium paying period. Commissions and other expenses in connection with acquiring new business are charged to current operations as incurred.

  FEDERAL INCOME TAXES

  The Company's federal income tax return is consolidated with The New England. The method of allocation between the companies is subject to a tax sharing agreement, and allocation is based upon separate return calculations with current credit for net losses. Net operating loss carryforwards to the extent not previously reimbursed will be utilized as a deduction before determining the tax liability to The New England.

3. INVESTMENT RESERVES AND INTEREST MAINTENANCE RESERVE:

  The Asset Valuation Reserve (AVR) is designed to mitigate the effect of valuation and credit-related losses on unassigned surplus. The AVR covers all invested asset classes with risk of loss, including bonds, common stock, mortgage loans and real estate. This balance has been classified under the surplus caption within the balance sheet. This presentation differs from the Company's statutory filing, however, in management's opinion, it is consistent with industry practice which considers such reserves part of surplus.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED
  The Interest Maintenance Reserve (IMR) accumulates realized capital gains and losses on the sale of all types of fixed income securities which result from changes in the overall level of interest rates. These gains are amortized into operating income over the remaining life of each investment sold. The IMR is included in Other liabilities and amounted to $75,451 and $75,672 as of December 31, 1994 and 1993, respectively. The amortization of the IMR into net income net of federal income tax for 1994 and 1993, respectively, was $2,702 and $1,888.

4. INVESTMENTS:

  The carrying value and estimated fair values of debt securities in the general account are as follows:

                                                         1994
                                                   GROSS UNREALIZED     ESTIMATED
                                          CARRYING ------------------     FAIR
                                           VALUE    GAINS     LOSSES      VALUE
                                          --------  -----     ------    ---------
                                                    (IN THOUSANDS)
U.S. Treasury securities and obligations
 of U.S. government
 corporations and agencies..............   $4,191  $     62   $    (60)  $4,193
Corporate securities....................    3,546       125         (7)   3,664
Mortgage-backed securities..............       92         0         (3)      89
                                           ------  --------   --------   ------
Total...................................   $7,829  $    187   $    (70)  $7,946
                                           ======  ========   ========   ======
                                                         1993
                                                   GROSS UNREALIZED     ESTIMATED
                                          CARRYING ------------------     FAIR
                                           VALUE    GAINS     LOSSES      VALUE
                                          -------- --------  --------   ---------
                                                    (IN THOUSANDS)
U.S. Treasury securities and obligations
 of U.S. government
 corporations and agencies..............   $3,727  $    220   $      0   $3,947
Corporate securities....................    4,112       469         (1)   4,580
Mortgage-backed securities..............      148         3          0      151
                                           ------  --------   --------   ------
Total...................................   $7,987  $    692   $     (1)  $8,678
                                           ======  ========   ========   ======

  Publicly traded debt securities are valued based upon quoted market prices. The fair values of private placement obligations are determined using an internal matrix based on market interest rates, the credit rating of the specific security, and public prices of similar securities.

  The carrying value and estimated fair value of debt securities at December 31, 1994, by contractual maturity, are shown below. Stated maturities may differ from contractual maturities because some borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       ESTIMATED
                                                              CARRYING   FAIR
                                                               VALUE     VALUE
                                                              -------- ---------
                                                                (IN THOUSANDS)
Due in 1 year or less........................................  $  426   $  426
Due after 1 year through 5 years.............................   5,195    5,142
Due after 5 years through 10 years...........................     467      524
Due after 10 years...........................................   1,649    1,765
Mortgage-backed securities...................................      92       89
                                                               ------   ------
Total........................................................  $7,829   $7,946
                                                               ======   ======

  Gross realized gains from sale of debt securities were $3,817 and $44,496, and gross realized losses were $0 and $770 in 1994 and 1993, respectively. Net realized gains of $2,481 and $28,422 in 1994 and 1993, respectively, were transferred to the IMR.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED
  The carrying value of the mortgage loan was $2,221,942 and $2,230,000 and estimated fair value of the mortgage loan was $2,240,539 and $2,371,315 at December 31, 1994 and December 31, 1993, respectively.

5. RELATED-PARTY TRANSACTIONS:

  Under the terms of a service agreement, The New England furnishes all executive, legal, clerical, and other personnel services to the Company. The fees for such services amounted to $40,071,822 in 1994 and $29,059,452 in 1993.

  All of the officers and directors of the Company are officers of The New England.

  On June 22, 1994 and June 30, 1993, The New England contributed $10,000,000 and $25,000,000 of capital to the Company, respectively.

6. FEDERAL INCOME TAXES:

  Federal income taxes are provided on the basis of amounts estimated to be payable under the Internal Revenue Code. The Company files a consolidated federal income tax return with The New England.


  Below is a reconciliation of income before federal income taxes to taxable gain from operations:

                                                                 YEAR ENDING
                                                                DECEMBER 31,
                                                               ----------------
                                                                1994     1993
                                                               -------  -------
                                                               (IN THOUSANDS)
Operating gain (loss) before federal income taxes............. $(4,732) $ 4,680
Deferred acquisition costs....................................  11,035    8,660
Nontaxable income.............................................     (25)     (38)
Expense-related differences...................................   3,816    3,971
Other income-related differences..............................  (1,614)  (2,797)
                                                               -------  -------
Taxable gain from operations.................................. $ 8,480  $14,476
                                                               -------  -------
Federal income taxes at 35%................................... $ 2,968  $ 5,067
                                                               =======  =======

The Internal Revenue Service has completed its examination of the Company's income tax returns through 1989 and is currently examining the income tax returns for 1990 to 1991. The New England is contesting certain issues since 1976. The outcome of these proceedings is not currently determinable but, in the opinion of management, would not have a materially adverse effect on the financial statements.

7. REINSURANCE:

  The Company's practice on individual products is to retain not more than $75,000 of risk on any person, excluding accidental death benefits. Total individual life premiums ceded were $13.8 million and $9.8 million at December 31, 1994 and 1993, respectively. In 1994, $9.5 million of the $13.8 million premiums were ceded to The New England, and in 1993, $7.6 million of the $9.8 million premiums were ceded to The New England.

  The individual life insurance in force ceded was $9.7 billion and $7.0 billion at December 31, 1994 and 1993, respectively.

  The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet the obligations assumed by it.